UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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April 21, 2014

To the Shareholders of

Valeant Pharmaceuticals International, Inc.:

You are cordially invited to attend Valeant Pharmaceuticals International, Inc.’s 2014 Annual Meeting of Shareholders to be held at 9:00 a.m., local time, on Tuesday, May 20, 2014 at 2150 Saint Elzear Blvd. West, Laval, Quebec, Canada H7L 4A8. At the meeting, we will vote on the proposals set forth in the Notice of Annual Meeting and the accompanying management proxy circular and proxy statement (the “Proxy Statement”), as well as address any other business matters that may properly come before the meeting.

Enclosed with this invitation are the Notice of Annual Meeting of Shareholders, the Proxy Statement, a Proxy Card and the Company’s Annual Report for the year ended December 31, 2013. Your vote at this meeting is important. Whether or not you plan to attend the meeting, I hope you will vote as soon as possible. You will find voting instructions in the Proxy Statement and on the Proxy Card.

Sincerely,

J. Michael Pearson

Chairman of the Board and Chief Executive Officer

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

2150 Saint Elzear Blvd. West

Laval, Quebec H7L 4A8

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

MAY 20, 2014

To the Shareholders of

Valeant Pharmaceuticals International, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting” or the “Meeting”) of Valeant Pharmaceuticals International, Inc., a British Columbia corporation (the “Company” or “our”), will be held at 2150 Saint Elzear Blvd. West, Laval, Quebec, Canada H7L 4A8, on Tuesday, May 20, 2014, at 9:00 a.m., local time, for the following purposes:

1.  To receive the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2013 and the auditors’ report thereon, a copy of which is enclosed herewith;

2.  To elect 10 directors of the Company (each a “Director” and collectively, the “Directors”) to serve until the close of the 2015 Annual Meeting of Shareholders;

3.  To approve, in a non-binding advisory vote, the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in this Management Proxy Circular and Proxy Statement;

4.  To appoint PricewaterhouseCoopers LLP as independent registered public accountant (the “auditors”) for the Company to hold office until the close of the 2015 Annual Meeting of Shareholders and to authorize the Company’s Board of Directors to fix the auditors’ remuneration;

5.  To approve the Company’s 2014 Omnibus Incentive Plan and ratify and approve the grants of 320,033 share units and 180,000 options which were made subject to shareholder approval of the 2014 Omnibus Incentive Plan; and

6.  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The record date for the Meeting is April 8, 2014. Only record shareholders at the close of business on April 8, 2014 will be entitled to notice of and to vote at the Annual Meeting in person or by proxy.

Shareholders are invited to attend the Annual Meeting. Record shareholders who are unable to attend the Annual Meeting in person are requested to vote by mail by completing, dating and signing the enclosed form of proxy (the “Proxy Card”) and send it in the enclosed envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717, United States or to the Company at the Company’s head office, which is located at 2150 Saint Elzear Blvd. West Laval, Quebec H7L 4A8, fax number 514-744-6272, or vote via the Internet, by going to www.proxyvote.com and following the instructions on the website, or vote by calling toll free 1-800-690-6903 on a touch tone phone and following the instructions provided by “Vote Voice”. You will need to refer to the Proxy Card and to your 12-digit control number provided on the Proxy Card. Non-record shareholders who receive these materials through their broker or other intermediary should follow the instructions provided by their broker or intermediary.

For your vote to be effective, your Proxy Card must be received by Broadridge Financial Solutions, Inc. (“Broadridge”) not later than 11:59 p.m. (Eastern Daylight Time) on May 16, 2014, or, in the case of any adjournment of the Annual Meeting, not less than 48 hours, excluding Saturdays, Sundays and holidays, prior to the time of the rescheduled meeting. The Board of Directors may, at its discretion, accept late proxies or waive the time limit for deposit of proxies, but is under no obligation to accept or reject any late proxy. If you have voted by proxy using the Proxy Card, via fax or the Internet or by phone, any subsequent vote by proxy through any of these methods will cancel any other proxy you may have previously submitted in connection with the Annual Meeting, as it is the later dated proxy that will be counted.

By Order of the Board of Directors,

Robert R. Chai-Onn

General Counsel and Chief Legal Officer

Dated: April 21, 2014

i

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

2150 Saint Elzear Blvd. West

Laval, Quebec H7L 4A8

MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT

2014 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 20, 2014

This Management Proxy Circular and Proxy Statement (“Proxy Statement”) contains information about the 2014 Annual Meeting of Shareholders of Valeant Pharmaceuticals International, Inc., a British Columbia corporation (the “Company” or “Valeant”). The meeting will be held at 2150 Saint Elzear Blvd. West, Laval, Quebec, Canada H7L 4A8, on Tuesday, May 20, 2014, at 9:00 a.m., local time, and any adjournments or postponements thereof (the “Annual Meeting” or “Meeting”), for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. In this document, the words “Valeant,” “we,” “our,” “ours” and “us” refer only to Valeant Pharmaceuticals International, Inc. and not to any other person or entity. References to “US$” or “$” are to United States dollars and references to “C$” are to Canadian dollars. Unless otherwise indicated, the statistical and financial data contained in this Proxy Statement are as of March 31, 2014.

We are providing you with this Proxy Statement and related materials in connection with the solicitation of proxies by our management. This Proxy Statement and the accompanying form of proxy (the “Proxy Card”) are expected to be mailed to the shareholders of record as of April 8, 2014 (the “Record Date”) commencing on or about April 21, 2014.

All properly executed written proxies, and all properly completed proxies submitted by mail, facsimile or telephone or via the Internet, which are delivered pursuant to, and which appoint Mr. Pearson and Mr. Chai-Onn as proxyholders in accordance with, this solicitation will be voted at the Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2014

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the “Annual Report”) is available on the Internet at our website at www.valeant.com, through the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com or through the Securities and Exchange Commission’s (“SEC”) electronic data system called EDGAR at www.sec.gov. To request a printed copy of our Annual Report, which we will provide to you without charge, either write to Valeant Investor Relations at Valeant Pharmaceuticals International, Inc., 2150 Saint Elzear Blvd. West, Laval, Quebec H7L 4A8, Canada, or send an email to Valeant Investor Relations at ir@valeant.com.

This Proxy Statement and the accompanying Annual Report are available at: www.proxyvote.com.

This Proxy Statement contains information regarding, among other things:

•	The date, time and location of the Meeting;

•	A list of the proposals being submitted to the shareholders for approval; and

•	Information concerning voting, either in person or by proxy.

Whether or not you plan to attend the Annual Meeting, please promptly provide your voting instructions. Your promptness in voting will assist in the expeditious and orderly processing of the proxies and in ensuring that a quorum is present. If you vote your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. Please note, however, that if your shares are held of record by a broker or other nominee and you wish to vote in person at the Meeting, you must follow the instructions provided to you by your broker or such other nominee. If you want to revoke your instructions at a later time prior to the vote for any reason, you may do so in the manner described in this Proxy Statement.

QUESTIONS ABOUT VOTING

What decisions will the shareholders be making at the Meeting?

You will be asked to vote on each of the following proposals:

•	the election of 10 Directors to serve until the close of the 2015 Annual Meeting of Shareholders (“Proposal No. 1”);

•

the approval, in a non-binding advisory vote, of the compensation of our Named Executive Officers (as defined below) as disclosed in the Compensation Discussion and Analysis (“CD&A”) section, executive compensation tables and accompanying narrative discussions contained in this Proxy Statement (“Proposal No. 2”);

•

the appointment of PricewaterhouseCoopers LLP (“PwC”) as the auditors for the Company to hold office until the close of the 2015 Annual Meeting of Shareholders and the authorization of the Company’s Board of Directors (the “Board”) to fix the auditors’ remuneration (“Proposal No. 3”);

•

the approval of the Company’s 2014 Omnibus Incentive Plan and the ratification and approval of the grants of 320,033 share units and 180,000 options which were made subject to shareholder approval of the 2014 Omnibus Incentive Plan (“Proposal No. 4”).

The Board recommends that you vote FOR: (i) the election of the 10 Director nominees proposed by the Board in this Proxy Statement; (ii) the approval, in a non-binding advisory vote, of the compensation of the Named Executive Officers as described in the CD&A section, executive compensation tables and accompanying narrative discussion contained in this Proxy Statement; (iii) the appointment of PwC as our auditors and the authorization of the Board to fix the auditors’ remuneration; and (iv) the approval of the Company’s 2014 Omnibus Incentive Plan and ratification and approval of the grants of 320,033 share units and 180,000 options which were made subject to shareholder approval of the 2014 Omnibus Incentive Plan.

In addition, you may be asked to vote in respect of any other matters that may properly be brought before the Meeting. As of the date of this Proxy Statement, the Board is not aware of any such other matters.

A simple majority of votes cast at the Meeting, whether in person, by proxy or otherwise, in favor of any of Proposal No. 1 through Proposal No. 4 will constitute approval of any such proposal submitted to a vote.

What impact does a Withhold or Abstain vote have?

•

Proposal No. 1: With respect to each nominee, you may either vote “For” the election of such nominee or “Withhold” your vote with respect to the election of such nominee. If you vote “For” the election of a nominee, your common shares, no par value, of the Company (“Common Shares”) will be voted accordingly. If you select “Withhold” with respect to the election of a nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee but will be considered in the application of the majority vote policy described below in “Proposal No. 1 Election of Directors” under “Background”.

•

Proposal No. 2: Proposal No. 2 is a non-binding advisory vote. You may select “For”, “Against” or “Abstain” with respect to such proposal. Abstentions will have no effect and will not be counted as votes cast on Proposal No. 2.

•

Proposal No. 3: With respect to the appointment of the proposed auditors, you may either vote “For” such appointment or “Withhold” your vote with respect to such appointment. If you vote “For” the appointment of the proposed auditors, your Common Shares will be voted accordingly. If you select “Withhold” with respect to the appointment of the proposed auditors, your vote will not be counted as a vote cast for the purposes of appointing the proposed auditors.

•

Proposal No. 4: Proposal No. 4, with respect to the approval of the Company’s 2014 Omnibus Incentive Plan and ratification and approval of the grants of 320,033 share units and 180,000 options which were made subject to shareholder approval of the 2014 Omnibus Incentive Plan, requires a “For” vote from holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual meeting. Abstentions will be counted as votes cast on Proposal No. 4 and therefore will have the same effect as votes cast against the proposal. “Broker non-votes” (as defined below) will have no effect.

What constitutes a quorum for the Annual Meeting?

Two persons, each being a holder of Common Shares issued and outstanding and entitled to vote at the Annual Meeting, present either in person or by proxy, and together holding or representing shares having not less than 25% of the outstanding votes entitled to be cast at the Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld, abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum.

Who is entitled to vote?

Each shareholder is entitled to one vote for each Common Share registered in his or her name as of the close of business on April 8, 2014, the record date for the purpose of determining holders of Common Shares entitled to receive notice of and to vote at the Meeting.

As of April 8, 2014, 333,530,793 Common Shares were issued and outstanding and entitled to be voted at the Meeting.

How do I vote?

The voting process is different depending on whether you are a record (registered) or non-record shareholder:

•	You are a record shareholder if your name appears on your share certificate.

•

You are a non-record shareholder if your shares are held on your behalf by a bank, trust company, securities broker, trustee or other intermediary. This means the shares are registered in your intermediary’s name, and you are the beneficial owner. Most shareholders are non-record shareholders.

Non-record shareholders

If you are a non-record shareholder, your intermediary will send you a voting instruction form or proxy form with this Proxy Statement. This form will instruct the intermediary how to vote your Common Shares at the Meeting on your behalf. You should carefully follow the instructions provided by the intermediary and contact the intermediary promptly if you need help. The Company intends to pay for delivery of proxy materials to beneficial owners, including objecting beneficial owners.

If you do not intend to attend the Meeting and vote in person, mark your voting instructions on the voting instruction form or proxy form, sign it, and return it as instructed by your intermediary. Your intermediary may have also provided you with the option of voting by telephone or fax or through the internet.

If you wish to vote in person at the Meeting, follow the instructions provided by your intermediary. Your intermediary may have also provided you with the option of appointing yourself or someone else to attend and vote on your behalf at the Meeting through the internet. When you arrive at the Meeting, please register with the Inspector of Elections.

Your intermediary must receive your voting instructions in sufficient time for your intermediary to act on them prior to the deadline for the deposit of proxies of 11:59 p.m. (Eastern Daylight Time) Friday, May 16, 2014, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time of the rescheduled Meeting.

Record shareholders

If you are a record shareholder, a Proxy Card is enclosed with this Proxy Statement to enable you to vote, or to appoint a proxyholder to vote on your behalf, at the Meeting.

Whether or not you plan to attend the Meeting, you may vote your Common Shares by proxy by any one of the following methods:

By mail:    Mark, sign and date your Proxy Card and send it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717, United States. Broadridge must receive your Proxy Card not later than 11:59 p.m. (Eastern Daylight Time) on May 16, 2014 in order for your vote to be counted. If the Meeting is adjourned or postponed, Broadridge must receive your Proxy Card at least 48 hours, excluding Saturdays, Sundays and holidays, before the rescheduled Meeting.

By telephone:    Call toll free 1-800-690-6903. You will be prompted to provide your 12 digit control number printed below your pre-printed name and address on the Proxy Card. The telephone voting service is available until 11:59 p.m. (Eastern Daylight Time) on May 16, 2014 and you may not appoint a person as proxyholder other than the Board nominated proxies named in the Proxy Card when voting by telephone.

Via the Internet:    Go to www.proxyvote.com and follow the instructions on the website prior to 11:59 p.m. (Eastern Daylight Time) on May 16, 2014.

We provide Internet proxy voting to allow you to vote your Common Shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

What is the effect if I do not cast my vote?

If a record shareholder does not cast its vote by proxy or in any other permitted fashion, no votes will be cast on its behalf on any of the items of business at the Annual Meeting. If a non-record shareholder does not instruct its intermediary on how to vote on any of the items of business at the Annual Meeting and the intermediary does not have discretionary authority to vote the non-record shareholder’s shares on the matter, or elects not to vote in the absence of instructions from the non-record shareholder, no votes will be cast on behalf of such non-record shareholder with respect to such item (a “broker non-vote”). If you have further questions on this issue, please contact your intermediary bank or broker or Valeant Investor Relations at ir@valeant.com.

How do I appoint a proxyholder?

Your proxyholder is the person you appoint to cast your votes on your behalf. You can choose anyone you want to be your proxyholder; it does not have to be either of the persons we have designated in the Proxy Card. Just write in the name of the person you would like to appoint in the blank space provided in the Proxy Card. Please ensure that the person you have appointed will be attending the Meeting and is aware that he or she will be voting your Common Shares. Proxyholders should speak to the Inspector of Elections upon arriving at the Meeting.

If you sign the Proxy Card without naming your own proxyholder, you appoint Mr. Pearson and Mr. Chai-Onn as your proxyholders, either of whom will be authorized to vote and otherwise act for you at the Meeting, including any continuation after adjournment of the Meeting.

How will my shares be voted if I give my proxy?

On the Proxy Card, you can indicate how you want your proxyholder to vote your Common Shares, or you can let your proxyholder decide for you by signing and returning the Proxy Card without indicating a voting preference in one or more proposals. If you have specified on the Proxy Card how you want to vote on a particular proposal (by marking, as applicable, FOR, WITHHOLD, AGAINST or ABSTAIN), then your proxyholder must vote your Common Shares accordingly.

If you have not specified how to vote on a particular proposal, then your proxyholder can vote your Common Shares as he or she sees fit. Unless you specify voting instructions, Mr. Pearson and Mr. Chai-Onn as your proxyholders will vote your Common Shares as follows:

•	FOR the election of the 10 Director nominees proposed by the Board in this Proxy Statement to serve until the close of the 2015 Annual Meeting of Shareholders;

•

FOR the approval, in an non-binding advisory vote, of the compensation of the Named Executive Officers as disclosed in the CD&A section, executive compensation tables and the accompanying narrative discussions contained in this Proxy Statement;

•

FOR the appointment of PwC as the auditors for the Company to hold office until the close of the 2015 Annual Meeting of Shareholders and the authorization of the Board to fix the auditors’ remuneration; and

•

FOR the approval of the Company’s 2014 Omnibus Incentive Plan and ratification and approval of the grants of 320,033 share units and 180,000 options which were made subject to shareholder approval of the 2014 Omnibus Incentive Plan.

If I change my mind, can I revoke my proxy once I have given it?

If you are a non-registered Shareholder, you can revoke your prior voting instructions by providing new instructions on a voting instruction form or proxy form with a later date, or at a later time in the case of voting by telephone or through the internet. Otherwise, contact your Intermediary if you want to revoke your proxy or change your voting instructions, or if you change your mind and want to vote in person. Any new voting instructions given to intermediaries in connection with the revocation with proxies must be received in sufficient time to allow intermediaries to act on such instructions prior to the deadline for the deposit of proxies of 11:59 p.m. (Eastern Daylight Time) Friday, May 16, 2014, or at least 48 hours (excluding Saturdays, Sundays and holidays) prior to the time of the rescheduled Meeting.

If you are a record shareholder, you may revoke any proxy that you have given until the time of the Meeting by voting again by telephone or over the Internet as instructed above, by signing and dating a new Proxy Card and submitting it as instructed above, by giving written notice of such revocation to the Corporate Secretary of the Company at our address, by revoking it in person at the Annual Meeting, or by voting by ballot at the Annual Meeting. If you choose to submit a proxy multiple times whether by telephone, over the Internet or by mail, or a combination thereof, only your latest vote, not revoked and received prior to 11:59 p.m. (Eastern Daylight Time) on Friday, May 16, 2014 (or 48 hours, excluding Saturdays, Sundays and holidays, before the rescheduled Meeting) will be counted. A record shareholder participating in person, in a vote by ballot at the Meeting, will automatically revoke any proxy previously given by that shareholder regarding business considered by that vote. However, attendance at the Annual Meeting by a registered shareholder who has voted by proxy does not alone revoke such proxy.

What if amendments are made to these proposals or if other matters are brought before the Meeting?

The Proxy Card also gives discretionary authority to proxyholders to vote as the proxyholders see fit with respect to amendments or variations to proposals identified in the Notice of Meeting or other matters that may come before the Meeting whether or not the amendment, variation or other matter that comes before the Meeting is or is not routine and whether or not the amendment, variation or other matter that comes before the Meeting is contested.

As of the date of this Proxy Statement, the Board is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to the Board should properly come before the Meeting, the Common Shares represented by your proxyholders will be voted in accordance with the best judgment of the proxyholders.

Who is soliciting my proxy?

Management of the Company is soliciting your proxy for use at the Meeting. All associated costs of solicitation will be borne by the Company. It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally, by advertisement or by telephone, by Directors, officers or employees of the Company without special compensation or by the Company’s proxy solicitor, D.F. King Co., Inc. (“D.F. King”) for a fee not to exceed $7,500 plus reimbursement of reasonable out-of-pocket expenses. The cost of soliciting will be borne by the Company. The Company may, at its own expense, pay those entities holding Common Shares in the names of their beneficial owners for their reasonable expenses in forwarding solicitation materials to their beneficial owners. We anticipate that copies of this Proxy Statement and the accompanying Proxy Card will be distributed to shareholders on or about April 21, 2014.

How can I contact the independent Directors, the Lead Director and/or the Chairman of the Board?

You may contact the independent Directors, the Lead Director and/or the Chairman of the Board with the assistance of the Company’s Investor Relations Department. Shareholders or other interested persons can send a letter, email or fax to:

Valeant Pharmaceuticals International, Inc.

Investor Relations

2150 Saint Elzear Blvd. West

Laval, Quebec H7L 4A8

Canada

Phone: 514-744-6792

Fax: 514-744-6272

Email: ir@valeant.com

Whom should I contact if I have questions concerning the Proxy Statement or the Proxy Card?

If you have questions concerning the information contained in this Proxy Statement or require assistance in completing the Proxy Card, you may contact Valeant Investor Relations as provided above.

How can I contact the transfer agent?

You may contact the transfer agent by mail or by telephone (within Canada and the United States):

CST Trust Company

P.O. Box 700

Station B

Montreal, QC H3B 3K3

Canada

Website: www.canstockta.com

Email: inquiries@canstockta.com

Tel: (for all security transfer inquiries): 1-800-387-0825 or 416-682-3860

Fax: 888-249-6189

PROPOSAL NO. 1

ELECTION OF DIRECTORS

BACKGROUND

The number of Director nominees standing for election at the Meeting is 10. Under the Company’s articles, Directors are elected annually. Directors elected at the Meeting will hold office until the close of the 2015 Annual Meeting of Shareholders of the Company or until their successors are duly elected or appointed. In an uncontested election, any nominee who receives a greater number of votes “withheld” from his or her election than votes “for” such election is required to tender his or her resignation promptly following the vote. The Nominating and Corporate Governance Committee is then required to make a recommendation to the Board as to whether it should accept such resignation. Thereafter, the Board must decide whether to accept such resignation, and it must promptly disclose its decision via press release. Full details of this policy are set forth in our Corporate Governance Guidelines, available on our website at www.valeant.com (under the tab “About Valeant” and under the subtab “Corporate Governance”). Eight of the Director nominees are incumbent Directors and each of the 10 Director nominees has established his or her eligibility and willingness to serve on the Board. Set forth below are the names of the Director nominees together with details about their backgrounds and experience. Also indicated is the number of the Company’s securities beneficially owned, controlled or directed, directly or indirectly, by each of the Director nominees as of March 31, 2014, as well as the aggregate value based on the closing price of our stock on the New York Stock Exchange (“NYSE”) on March 31, 2014 of $131.83. You will find a record of attendance for each Director nominee at meetings of the Board and Board committees on which such Director nominee served from January 1, 2013 to March 31, 2014.

Eight of the 10 Director nominees are independent within the meaning of all applicable securities regulatory and stock exchange requirements in Canada and the U.S. In addition, in accordance with the applicable stock exchange requirements and Board committee charters, all members of the Audit and Risk Committee, the Talent and Compensation Committee and the Nominating and Corporate Governance Committee are independent.

Unless otherwise instructed, the designated proxyholders intend to vote FOR the election of the 10 Director nominees proposed by the Board in this Proxy Statement. If, for any reason, at the time of the Meeting any of these Director nominees are unable or unwilling to serve and unless otherwise specified in the signed Proxy Card, it is intended that the designated proxyholders will vote in their discretion for a substitute nominee or nominees.

NOMINATION OF DIRECTORS

The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Directors and recommending such individuals to the Board for nomination for election by the Company’s shareholders.

In making recommendations to the Board for new nominees for election or appointment, the Nominating and Corporate Governance Committee considers the selection criteria approved by the Board from time to time, including the competencies and skills that the Board considers to be necessary for the Board to possess, as a whole, and for each Director to possess.

The Nominating and Corporate Governance Committee will also consider recommendations for Director nominees submitted by the Company’s shareholders. Shareholders who desire to have the Nominating and Corporate Governance Committee consider their recommendations for nominees for Director should submit their submission in writing to the Nominating and Corporate Governance Committee, attention: Chairperson. In order for a shareholder’s Director nominee to be included in the management proxy circular and proxy statement as a nominee for an Annual Meeting of Shareholders, such shareholder’s nomination must satisfy the criteria and procedures prescribed under the British Columbia Business Corporations Act (“BCBCA”) and in the Company’s articles. For additional information regarding the deadlines and procedures for submitting such recommendations for the 2015 Annual Meeting of Shareholders, please see the discussion below under “Shareholder Proposals and Director Nominations for the 2015 Annual Meeting of Shareholders.” Recommendations made by shareholders in such manner will undergo the same evaluation as other Board recommended nominees. For more detailed information on this evaluation process, please refer to the charter of the Nominating and Corporate Governance Committee (the “Nominating and Corporate Governance Committee Charter”) which is available on the Company’s website at www.valeant.com (under the tab “About Valeant” and under the subtab “Corporate Governance”).

The Nominating and Corporate Governance Committee endeavors to recommend to the Board individuals possessing certain qualities such that the resulting Board will be comprised of a diverse membership. The Company does not have a Director retirement policy, however the Nominating and Corporate Governance Committee considers the results of its Director assessment process in determining the nominees to be put forward on a regular basis. In addition, the Nominating and Corporate Governance Committee views diversity in a broad context and may consider a variety of factors. While the Board does not have a formal diversity policy, the Nominating and Corporate Governance Committee believes that it achieves an appropriate level of diversity by recommending individuals possessing a wide range of attributes, competencies, characteristics and experiences, including the following:

Healthcare Industry Expertise:    The Board values Directors with experience in the healthcare industry, including the pharmaceutical, consumer and life science industries who can draw on their functional expertise and industry relationships to assist the Board and management in executing the Company’s strategy.

International Business Experience:    To complement the Company’s multinational and cross-border operations, the Board seeks to have Directors with a global business perspective who can assist the Board and management in successfully navigating the business, political, legal and regulatory environments in the countries in which the Company conducts, or seeks to conduct, its business.

Financial Literacy:    The Board believes that it is important for its Directors to possess significant financial reporting, compliance and accounting expertise. Among other functions, the Board and the Audit and Risk Committee have oversight responsibility with respect to the quality and integrity of the Company’s financial statements, the internal and external audit functions, and internal and disclosure controls. It is therefore important that Directors are financially knowledgeable.

Corporate Governance Experience:    The Board is responsible for the stewardship of the Company and supervising its management, business and affairs, in addition to being responsible for adopting and monitoring the Company’s corporate governance guidelines and policies. In order to carry out these responsibilities, it is important that the Board be comprised of individuals who understand corporate governance issues, the various constituencies interested in such issues, and have a proven track record of sound business judgment, integrity and high ethical standards. Many of the Company’s Director nominees have experience serving on public company boards in multiple jurisdictions, including the United States and Canada.

Executive Leadership:    The Board believes that it is important for its Directors to possess strong management experience at senior corporate levels. It is important that the Board be comprised of individuals who have held senior management positions with companies or business entities who have experience with mergers, acquisitions and strategic business transactions and who have a strong background in implementing, managing and overseeing strategic planning and business development initiatives. A number of the Company’s Director nominees possess extensive leadership experience and have held a number of senior management and leadership positions with global organizations.

The proposed new candidates, Ms. Goggins and Mr. Lönner, were identified through this process. With the nomination of Ms. Goggins, we will increase the proportion of women on our Board from 18% to 30%.

NOMINEES FOR ELECTION TO THE BOARD

Each of the proposed nominees is an incumbent Director, except for Ms. Goggins and Mr. Lönner who are being proposed for the first time. Messrs. Hassan, Morfit and Segal are retiring from the Board. If elected, an individual will hold office until the close of the 2015 Annual Meeting of Shareholders or until his or her successor is duly elected or appointed, or until such Director’s earlier resignation or removal.

The voting results from last year’s election of directors for each candidate who was elected are as follows:

Name	For	Withheld	Broker Non-Votes
Ronald H. Farmer	235,731,934	1,964,748	18,611,036
Robert A. Ingram	233,865,876	3,830,806	18,611,036
Theo Melas-Kyriazi	237,081,508	615,174	18,611,036
G. Mason Morfit	235,623,283	2,073,399	18,611,036
J. Michael Pearson	232,521,825	5,174,857	18,611,036
Robert N. Power	235,168,850	2,527,832	18,611,036
Norma A. Provencio	237,125,741	570,941	18,611,036
Howard B. Schiller	221,521,559	16,175,123	18,611,036
Lloyd M. Segal	236,082,529	1,614,153	18,611,036
Katharine B. Stevenson	234,501,146	3,195,536	18,611,036

The following narrative provides details about each of the nominees’ background and experience and summarizes the specific attributes, competencies and characteristics, that led to the Nominating and Corporate Governance Committee’s and the Board’s determination to nominate such individual as a Director for election by the shareholders at the Meeting. In addition, the narrative lists the number of meetings of the Board or applicable committee each nominee attended between January 1, 2013 and March 31, 2014 and lists the directorships of public companies held by the nominees during the past five years other than the Company. The narrative also sets out the number of securities of the Company each nominee beneficially owned, controlled or directed, directly or indirectly, as of March 31, 2014, as well as the aggregate value based on the closing price of our stock on the NYSE on March 31, 2014 of $131.83. The number of options, as set out below, indicates options previously awarded to employee Directors under our stock option plans. From 2005 through May 2011, non-management Directors received deferred share units (“DSUs”), rather than options. On May 17, 2011, non-management Directors began receiving restricted stock units (“RSUs”) rather than DSUs. Information for each nominee as to securities beneficially owned, controlled or directed, directly or indirectly, is not within our knowledge and therefore has been provided by each nominee.

Mr. Farmer has been serving on the Board of the Company since August 2011. Since 2003, Mr. Farmer has been the Managing Director of Mosaic Capital Partners, a Toronto-based holding company with interests in several private companies in Canada and the United States. Mr. Farmer is also Director Emeritus of McKinsey & Company (“McKinsey”) where he spent 25 years in the Toronto and New York offices prior to his retirement in 2003. At McKinsey, he worked with leading global corporations in a variety of industries on strategy and organization challenges and held a number of leadership positions, including serving as a Managing Partner of the Canadian practice from 1991 to 1997 and co-leading its Global eBusiness practice. He served on McKinsey’s Shareholder Council (board of directors). Mr. Farmer is a director on several private company boards including Integran Technologies and PowerMetal Technologies. He has also been a director of the Bank of Montreal since 2003 where he serves on the audit, nominating and governance, and human resources committees. He also serves on the Advisory Council of the Schulich School of Business. He is a former director of Afexa Life Sciences Inc.

Director Qualifications:

The Board has determined that Mr. Farmer’s proven leadership abilities and extensive experience working with companies and his corporate board service in the areas of strategy, human resources, finance and accounting, mergers and acquisitions and corporate responsibility in both current and previous positions qualify him to serve as a member of the Board and the committees on which he sits.

Mr. Ronald H. Farmer

Ontario, Canada

Age 63

Independent

12,032 Shares Beneficially Owned — $1,586,178

16,198 RSUs — $2,135,382

No Options

No DSUs

Total Equity Value at Risk: $3,721,560

Committee Membership and Meeting Attendance:

Board — 17/17;

Nominating and Corporate Governance Committee — 11/11;

Talent and Compensation Committee — 16/16.

Ms. Goggins has been a member of the board of directors of the TD Bank Group since 2012. She is also a member of TD board’s risk committee. In 2013, she joined the Munich-based supervisory board of KraussMaffei Group, a global supplier of machinery and systems for processing plastics and rubber. KraussMaffei Group is a portfolio company of the private equity firm ONEX. Ms. Goggins was employed from 1981 to 2011 by Johnson & Johnson. From 2001 to 2011, she served on Johnson & Johnson’s Executive Committee and as Worldwide Chairman of the Consumer Group, providing strategic leadership for a fully-integrated personal and healthcare portfolio which included many leading brands. Ms. Goggins is involved with a number of non-profit organizations, including University of Wisconsin Foundation (member of the Executive Committee and chair of the Budget and Compensation Committee), University’s Center for Brand and Product Management (member), New York City Meals-on-Wheels (board member) and New Jersey Nature Conservancy (trustee).

Director Qualifications:

The Board has determined that Ms. Goggins’ in-depth experience in the pharmaceutical industry and international business through her long career at Johnson & Johnson is a valuable contribution to the Board. In addition, her demonstrated leadership in senior management positions involving multi-billion dollar businesses and overseeing strategic planning, business development, product marketing and organizational change qualify Ms. Goggins as a member of the Board.

Ms. Colleen A. Goggins

New Jersey, USA

Age 59

Independent

No Shares Beneficially Owned

No RSUs

No Options

No DSUs

Mr. Ingram has been serving on the Board of the Company since September 2010, was the Lead Director from September 2010 to December 2010, was the Chairman of the Board from December 2010 to March 2011 and is now our Lead Director. Since January 2007, Mr. Ingram has been a general partner at Hatteras Venture Partners, a venture capital firm with a focus on biopharmaceuticals, medical devices, diagnostics and related opportunities in human medicine. Since January 2010, he has served as a special advisor to the Chief Executive Officer (“CEO”) of GlaxoSmithKline (“GSK”). He served as Vice Chairman Pharmaceuticals of GSK from 2002 through 2009 and Chief Operating Officer and President of Pharmaceutical Operations, CEO of Glaxo Wellcome plc from October 1997 to December 2000 and chairman of the board of Glaxo Wellcome Inc., Glaxo Wellcome plc’s U.S. subsidiary, from January 1999 to December 2000. Mr. Ingram was President and CEO of Glaxo Wellcome Inc. from October 1997 to January 1999. Mr. Ingram is also a member of the Board of Advisors for the H. Lee Moffitt Cancer Center and Research Triangle Institute, as well as Chairman of the Board, Research Triangle Foundation of North Carolina and Glaxo North Carolina Foundation. Mr. Ingram currently serves on the boards of Regeneron Pharmaceuticals, Inc. (member of Compensation Committee), Edwards Life Sciences Corporation (member of compensation committee) and CREE, Inc. (lead director, member of compensation committee and governance and nominations committee). He is a former chairman of the board of Elan Corporation, plc and a former director of Allergan Inc., Misys plc, Nortel Networks Corporation (“Nortel”), Wachovia Corporation, OSI Pharmaceuticals, Inc., Lowe’s Companies, Pharmaceuticals Product Development Inc, and Valeant Pharmaceuticals International (“VPI”), which was merged into the Company, then known as Biovail Corporation, in September 2010 (the “Merger”) at which time the Company changed its name to Valeant Pharmaceuticals International, Inc.

Director Qualifications:

Mr. Ingram has a deep understanding of the pharmaceutical industry and healthcare related issues through his long career with GSK and its affiliates. His service on the board of directors of a variety of large public companies gives him a broad understanding of the role of the board of directors. The Board has determined that Mr. Ingram is qualified to be a member of the Board and his experiences position him well to serve as our Lead Director.

Mr. Robert A. Ingram

North Carolina, USA

Age 71

Independent

6,783 Shares Beneficially Owned — $894,203

57,004 RSUs — $7,514,837

No Options

1,281 DSUs — $168,874

Total Equity Value at Risk: $8,577,914

Committee Membership and Meeting Attendance:

Board — 17/17;

Nominating and Corporate Governance Committee — 7/7;

Talent and Compensation Committee — 16/16.

Mr. Lönner was the Group President and Chief Executive Officer of Meda AB from November 1999 to October 2013. He was a member of the board at Meda AB from 2000 to October 2013 and Valeant Pharmaceuticals International from January 2009 to September 2010 (member of Compensation Committee from May 2009 to September 2010). Prior to joining Meda AB, Mr. Lönner served as the Vice President Nordic region of Astra and as the Chief Executive officer of KaroBio.

Director Qualifications:

The Board has determined that Mr. Lönner’s extensive experience as a chief executive officer of a public company, where he demonstrated leadership capability and extensive knowledge of complex financial and operational issues facing large organizations, his understanding of operations and financial strategy in challenging environments and his insight into international operations and his international perspective on the pharmaceutical industry and healthcare related issues qualify him to be a member of the Board.

Mr. Melas-Kyriazi has been serving on the Board of the Company since September 2010. He has been the Chief Financial Officer of Levitronix Technologies LLC, a worldwide leader in magnetically levitated bearingless motor technology, since 2011, and served as the Chief Financial Officer of its affiliate, Levitronix LLC since 2006. He was the Chief Financial Officer of Thermo Electron Corporation from January 1999 through October 2004. Mr. Melas-Kyriazi was a Vice President of Thermo Electron Corporation during 1998, in charge of corporate strategy; he served as the CEO of Thermo Spectra Corporation, a publicly-traded majority-owned subsidiary of Thermo Electron, from 1994 to 1998, and was Treasurer of Thermo Electron Corporation and all of its publicly traded subsidiaries from 1988 to 1994. He is currently a director of Moderna Therapeutics and GeNO LLC. He is a former director of VPI, Helicos BioSciences Corporation, Cyberkinetics Neurotechnology Systems, Inc. and Glenrose Instruments Inc.

Director Qualifications:

The Board has determined that Mr. Melas-Kyriazi demonstrated leadership capability and garnered extensive expertise involving complex financial matters in senior finance positions at various companies. His extensive knowledge of complex financial and operational issues qualifies him to be a member of the Board and the committees on which he sits

Mr. Anders Lönner

Bromma, Sweden

Age 68

Independent

25,698 Shares Beneficially Owned— $3,387,767

No RSUs

No Options

No DSUs

Total Equity Value at Risk: $3,387,767

Mr. Theo Melas-Kyriazi

Massachusetts, USA

Age 54

Independent

142,748 Shares Beneficially Owned — $18,818,469

73,664 RSUs — $9,711,125

No Options

513 DSUs — $67,629

Total Equity Value at Risk: $28,597,223

Committee Membership and Meeting Attendance:

Board — 17/17;

Audit and Risk Committee — 22/22;

Finance and Transactions Committee — 15/15;

Nominating and Corporate Governance Committee — 7/7.

Mr. Pearson has been the CEO of the Company and serving on the Board since September 2010 and the Chairman of the Board since March 2011. From February 2008 to September 2010, he was the chairman of the board and CEO of VPI before the Merger. Prior to that, Mr. Pearson served on McKinsey’s board of directors until he left to join VPI. He joined McKinsey in 1984, and over a 23-year career, he worked with leading CEOs and was an integral driver of major turnarounds, acquisitions, and corporate strategy. Within McKinsey, Mr. Pearson held various positions, including head of its global pharmaceutical practice and head of its mid-Atlantic region.

Director Qualifications:

The Board has determined that Mr. Pearson’s many years of experience working with the pharmaceutical industry, proven track record in evaluating many aspects of pharmaceutical businesses, knowledge of the complex issues facing global companies and an understanding of what makes businesses work effectively and efficiently qualify Mr. Pearson to be a member of the Board. In addition, his knowledge of the industry and business, combined with his drive for innovation and excellence, position him well to serve as the Chairman of the Board.

Mr. J. Michael Pearson

New Jersey, USA

Age 54

3,567,938 Shares Beneficially Owned — $470,361,267

632,560 RSUs — $83,390,385

1,125,994 PSUs

4,933,128 Options

No DSUs

Total Equity Value at Risk: $553,751,652*

*Excludes PSUs and Options

Meeting Attendance:

Board — 17/17.

Mr. Power has been serving on the Board of the Company since August 2008. Mr. Power was a faculty member at The Wharton School of Business, University of Pennsylvania, where he taught multinational marketing from 2009 to 2011. Mr. Power has over 25 years’ experience working in the pharmaceutical and biotechnology industry through a number of leadership positions with Wyeth beginning in 1985 through 2007, including Director — New Product Development, Managing Director — U.K./Ireland, Vice President — Global Marketing, President — Europe, Middle East, Africa, President — International and Executive Vice President — Global Business Operations. Mr. Power also has completed the Director Professionalism course offered by the National Association of Corporate Directors.

Director Qualifications:

The Board has determined that Mr. Power’s extensive experience in the pharmaceutical industry and international business is a valuable contribution to the Board. In addition, his experience in management, strategic planning, business development, product marketing, merging and streamlining of organizations and his demonstrated leadership in a multi-billion dollar business qualify Mr. Power as a member of the Board and the committees on which he sits.

Ms. Provencio has been serving on the Board of the Company since September 2010. She has been president and owner of Provencio Advisory Services, Inc., a healthcare financial and operational consulting firm, since October 2003. From May 2002 to September 2003, she was Partner-in-Charge of the Healthcare Industry for the Pacific Southwest for KPMG LLP. From 1979 to May 2002, she was with Arthur Andersen, and was Partner-in-Charge of Arthur Andersen’s Pharmaceutical, Biomedical and Healthcare Practice for the Pacific Southwest from November 1995 to May 2002. Ms. Provencio is currently a member of the Board of Regents of Loyola Marymount University and on the board of Beazer Homes (chair of audit committee and member of compensation committee). In addition, Ms. Provencio is a former director of VPI.

Director Qualifications:

The Board has determined that Ms. Provencio’s many years of sophisticated financial and industry specific experience at Provencio Advisory Services, Inc., KPMG LLP and Arthur Andersen, her service on the board and finance and audit committee of VPI, her wealth of knowledge in dealing with financial and accounting matters and the depth and breadth of her exposure to complex financial issues qualify her to be a member of the Board and the committees on which she sits.

Mr. Robert N. Power

Pennsylvania, USA

Age 57

Independent

6,601 Shares Beneficially Owned — $870,210

5,022 RSUs — $662,050

No Options

No DSUs

Total Equity Value at Risk: $1,532,260

Committee Membership and Meeting Attendance:

Board — 17/17;

Nominating and Corporate Governance Committee — 11/11;

Talent and Compensation Committee — 16/16.

Ms. Norma A. Provencio

California, USA

Age 56

Independent

92,703 Shares Beneficially Owned — $12,221,036

49,792 RSUs — $6,564,079

No Options

1,197 DSUs — $157,801

Total Equity Value at Risk: $18,942,916

Committee Membership and Meeting Attendance:

Board — 17/17;

Audit and Risk Committee — 22/22;

Finance and Transactions Committee — 10/10;

Special Independent Committee — 5/5.

Mr. Schiller has been the Chief Financial Officer (“CFO”) of the Company since December 2011 and has been serving on the Board of the Company since September 2012. Mr. Schiller joined the Company following a 24-year career at Goldman Sachs, a global investment banking firm. From 2009 to 2010, Mr. Schiller was the chief operating officer for the Investment Banking Division of Goldman Sachs, responsible for the management and strategy of the business. From 2003 to 2009, he was responsible for the global healthcare, consumer products, retail, industrial and natural resource businesses in the Investment Banking Division of Goldman Sachs. During his 24 years at Goldman Sachs, he advised large multinational companies on strategic transactions, financings, restructuring and leveraged buyouts.

Director Qualifications:

The Board has determined that Mr. Schiller’s many years of experience working with multinational companies on strategic transactions, his comprehensive knowledge of complex financial matters, global capital markets experience and knowledge of the complex issues facing global companies, as well as his demonstrated leadership in senior management positions qualify him as a member of the Board.

Mr. Howard B. Schiller

New Jersey, USA

Age 52

218,946 Shares Beneficially Owned — $28,863,651

48,903 RSUs — $6,446,882

90,000 PSUs

200,000 Options

No DSUs

Total Equity Value at Risk: $35,310,533*

*Excludes PSUs and Options

Meeting Attendance:

Board — 17/17.

Ms. Stevenson has been serving on the Board of the Company since September 2010. Ms. Stevenson is a Corporate Director who serves on a variety of corporate and not-for-profit boards. She was formerly a senior executive of Nortel from 1995-2007 and has over 20 years of experience as a senior financial executive in Canada and the United States. Ms. Stevenson was responsible for all treasury activity at Nortel, including global treasury operations, corporate and structured finance, credit, and risk management. Prior to joining Nortel, Ms. Stevenson held various progressively senior finance roles at J.P. Morgan & Company, Inc. She was with J.P. Morgan from 1984 to 1995. Ms. Stevenson is currently a member of the board of directors of CAE Inc. (chair of audit committee), Open Text Corporation (member of audit committee), CIBC (member of audit committee) and the Canadian Imperial Bank of Commerce. She formerly was a director of Afexa Life Sciences, Inc. and OSI Pharmaceuticals Inc. Ms. Stevenson is also Governor and past Chair of The Bishop Strachan School and Vice Chair and Governor of the University of Guelph. She has received her ICD.D, the professional designation for directors in Canada.

Director Qualifications:

The Board has determined that Ms. Stevenson is qualified to serve on the Board and the committees on which she sits because of her comprehensive knowledge of complex financial matters, global treasury and capital markets experience, as well as her demonstrated leadership in senior management positions of various companies.

Ms. Katharine B. Stevenson

Ontario, Canada

Age 51

Independent

13,710 Shares Beneficially Owned — $1,807,389

5,022 RSUs — $662,050

No Options

No DSUs

Total Equity Value at Risk: $2,469,439

Committee Membership and Meeting Attendance:

Board — 17/17;

Audit and Risk Committee — 22/22;

Finance and Transactions Committee — 15/15.

None of the Directors or Director nominees were selected pursuant to any arrangement or understanding. None of the Directors or Director nominees are related by blood, marriage or adoption to one another or to any Named Executive Officer of the Company.

Cease Trade Orders

From May 2004 until on or about June 21, 2005 and from April 10, 2006 until on or about June 9, 2006, Mr. Ingram was subject to management cease-trade orders with respect to Nortel issued by certain Canadian provincial securities regulators because Mr. Ingram was a director of Nortel.

These cease-trade orders were issued in connection with the delay in filing certain financial statements by Nortel and Nortel Networks Limited and were lifted following the filing of these financial statements.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The Board is committed to sound and effective corporate governance practices with the goal of ensuring the Company’s financial strength and overall business success. Our governance practices are periodically assessed against those practices suggested by recognized governance authorities and are designed to maintain alignment with shareholder interests and key governance best practices.

Director Independence

The Board believes that in order to be effective our Board must be able to operate independently of management. As described in our Corporate Governance Guidelines available on our website at www.valeant.com (under the tab “About Valeant” and under the subtab “Corporate Governance”), a sufficient number of Directors must satisfy the applicable tests of independence, such that the Board complies with all independence requirements under applicable corporate and securities laws and stock exchange requirements applicable to the Company. The Corporate Governance Guidelines further provide that the Nominating and Corporate Governance Committee, as well as the Board, reviews the relationships that each Director has with the Company in order to satisfy itself that these independence criteria have been met. On an annual basis, as part of our disclosure procedures, all Directors complete a questionnaire pertaining to, among other things, share ownership, family and business relationships and Director independence standards. The Board must then disclose in the Company’s annual management proxy circular and proxy statement the identity of each of the independent Directors and the basis for the Board’s determination of independence for each of the independent Directors.

The Board is currently comprised of 11 members. The Board has determined that nine of our 11 current Directors, and eight of the 10 nominee Directors (or 80%) are “independent directors” within the meaning of applicable regulatory and stock exchange requirements in Canada and the United States, as none of them have a material relationship with the Company that could interfere with their exercise of independent judgment. The nine independent Directors are Mr. Ingram (Lead Director), Mr. Farmer, Mr. Hassan, Mr. Melas-Kyriazi, Mr. Morfit, Mr. Power, Ms. Provencio, Mr. Segal and Ms. Stevenson. In addition, Ms. Goggins and Mr. Lönner would be independent Directors upon election. Mr. Pearson, our CEO, and Mr. Schiller, our Executive Vice President and CFO, are executive officers of the Company and for this reason, both of them are not independent and not eligible to serve on the Audit and Risk Committee, the Talent and Compensation Committee or the Nominating and Corporate Governance Committee. Mr. Pearson and Mr. Schiller currently do not serve on any of the committees of the Board.

With the exception of Mr. Pearson and Mr. Schiller, who have each entered into an employment agreement with us as CEO and Executive Vice President and CFO, respectively, none of our Directors has entered into service or similar contracts with us.

The table below sets forth each current Director’s membership on the Board committees.

	Audit and Risk Committee	Talent and Compensation Committee	Nominating and Corporate Governance Committee	Special Independent Committee	Finance and Transactions Committee
Ronald H. Farmer		✓*	✓
Fred Hassan		✓
Robert A. Ingram(1)		✓	✓
Theo Melas-Kyriazi	✓		✓		✓*
G. Mason Morfit		✓			✓
J. Michael Pearson(2)
Robert N. Power		✓	✓*
Norma A. Provencio	✓*			✓*	✓
Howard B. Schiller
Lloyd M. Segal					✓
Katharine B. Stevenson	✓				✓

Notes:

*	Indicates Chairperson of the Board committee

(1)	Lead Director

(2)	Chairman of the Board and CEO

Board Leadership Structure

The Board believes that the most effective Board leadership structure for the Company at the present time is for the CEO to serve as Chairman of the Board in conjunction with the appointment of an independent Lead Director as described below. Combining the positions of Chairman and CEO provides the Company with decisive and effective leadership. The Board believes that Mr. Pearson’s in-depth knowledge of the Company’s operations and his vision for its development make him the best qualified person to serve as both Chairman and CEO. Because the CEO is ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of Board deliberations, the Board believes that Mr. Pearson is the Director most qualified to act as Chairman of the Board. The Board also believes that its existing corporate governance practices achieve independent oversight and management accountability.

The Board annually appoints an independent Lead Director, who will assume the responsibilities set forth in the Company’s Position Description for the Lead Director, which is posted on the Company’s website. These responsibilities include: (i) fostering processes that allow the Board to function independently of management and encouraging open and effective communication between the Board and management of the Company; (ii) providing input to the Chairman on behalf of the independent Directors with respect to Board agendas; (iii) presiding at all meetings of the Board at which the Chairman is not present, as well as regularly scheduled executive sessions of independent Directors; (iv) in the case of a conflict of interest involving a Director, if appropriate, asking the conflicted Director to leave the room during discussion concerning such matter and, if appropriate, asking such Director to recuse him or herself from voting on the relevant matter; (v) communicating with the Chairman and the CEO, as appropriate, regarding meetings of the independent Directors and resources and information necessary for the Board to effectively carry out its duties and responsibilities; (vi) serving as liaison between the Chairman and the independent Directors; (vii) being available to Directors who have concerns that cannot be addressed through the Chairman; (viii) having the authority to call meetings of the independent Directors; and (ix) performing other functions as may reasonably be requested by the Board or the Chairman. Our independent Directors have appointed Mr. Ingram as the Lead Director.

Meetings of Independent Directors

The independent Directors currently meet in executive sessions at all regularly scheduled Board meetings. From January 1, 2013 to March 31, 2014, independent Directors held an executive session at five of the regularly scheduled Board meetings and at two of the ad hoc Board meetings.

Meetings of the Board

The Board meets regularly, at least four times per year. Additional meetings can be called when necessary. The Board meets annually to review our strategic plan. From January 1, 2013 to March 31, 2014, the Board had eight regularly scheduled meetings (six in 2013 and two in 2014) and nine ad hoc meetings to review specific matters (six in 2013). All agendas of the meetings are set by the Chairman of the Board in consultation with the Board committee Chairpersons and the Lead Director, as necessary.

In August 2013, the Company continued from the Canada Business Corporations Act to the BCBCA, changing the Company’s governing document from by-laws to articles. In accordance with the by-laws (from January 1, 2013 to August 8, 2013) of the Company, in order to transact business at any Board meetings, at least two thirds of the Directors must be present. All meetings of the Board between January 1, 2013 and August 8, 2013 had two thirds or more of Directors participating. As required under the articles of the Company, in order to transact business at any Board meeting, at least fifty percent of the Directors in office must be present. All meetings of the Board between August 9, 2013 and March 31, 2014 had fifty percent or more of Directors participating. All Directors attended the Company’s 2013 annual meeting of shareholders, except for Mr. Hassan who was not appointed to the Board until August 2013.

The Nominating and Corporate Governance Committee Charter provides that absent extenuating circumstances, any Director who does not attend (in person or via teleconference), since the Director was last elected or appointed, at least 75% of Directors’ meetings and 75% of the meetings of any committee on which such Directors serves, will not be recommended for nomination the following year. Each of the incumbent nominees for election to the Board attended at least 75% of the Board meetings and 75% of the applicable committee meetings since he or she was last elected or appointed.

In 2013, the Board had five committees: Audit and Risk Committee, Talent and Compensation Committee, Nominating and Corporate Governance Committee, Finance and Transactions Committee and Special Independent Committee. The attendance records at Board and meetings of the committees for each Director from January 1, 2013 to March 31, 2014 are set forth below:

	Board 17 Meetings		Audit and Risk Committee 22 Meetings		Talent and Compensation Committee 16 Meetings		Nominating and Corporate Governance Committee 11 Meetings		Special Independent Committee 5 Meetings		Finance and Transactions Committee 15 Meetings		Overall
Director	#	%	#	%	#	%	#	%	#	%	#	%	#	%
Ronald H. Farmer	17	100%	—	—	16	100%	11	100%	—	—	—	—	44	100%
Fred Hassan(1)	9/9	100%	—	—	9/9	100%	—	—	—	—	—	—	18	100%
Robert A. Ingram	17	100%	—	—	16	100%	7/7	100%	—	—	—	—	40	100%
Theo Melas-Kyriazi	17	100%	22	100%	—	—	7/7	100%	—	—	15	100%	61	100%
G. Mason Morfit	16	94%	—	—	14	87%	—	—	—	—	14	93%	44	92%
J. Michael Pearson	17	100%	—	—	—	—	—	—	—	—	—	—	17	100%
Robert N. Power	17	100%	—	—	16	100%	11	100%	—	—	—	—	44	100%
Norma A. Provencio	17	100%	22	100%	—	—	—	—	5	100%	10/10	100%	54	100%
Howard B. Schiller	17	100%	—	—	—	—	—	—	—	—	—	—	17	100%
Lloyd M. Segal	16	94%	—	—	—	—	4/4	100%	—	—	5/5	100%	25	96%
Katharine B. Stevenson	17	100%	22	100%	—	—	—	—	—	—	15	100%	54	100%

(1)	Attendance records for Mr. Hassan relate only to the period following his appointment to the Board on August 7, 2013.

Charter of the Board

The Board is responsible for the overall stewardship of the Company and its business, including supervising the management of the Company’s business and affairs. The Board discharges this responsibility directly and through delegation of specific responsibilities to committees of the Board and our officers. Under the charter of the Board (the “Board Charter”), the Board has established four committees to assist with its responsibilities: the Audit and Risk Committee, the Talent and Compensation Committee, the Nominating and Corporate Governance Committee and the Finance and Transactions Committee. In addition, in June 2009, the Board established a Special Independent Committee to review finalization and implementation of the Corporation Integrity Agreement with the Office of Inspector General of the United States Department of Health and Human Services (the “OIG”), which will expire in September 2014.

Under the Board Charter, the Board is responsible for, among other things, the following corporate governance related matters:

•	overseeing the Company’s performance and the quality, depth and continuity of management needed to meet the Company’s strategic objectives;

•	developing and approving our approach to and practices regarding corporate governance;

•	succession planning;

•	overseeing orientation and education programs for new directors and ongoing education opportunities for continuing Directors;

•

reviewing, discussing and approving the Company’s strategic planning and organizational structure and supervising management to oversee that the strategic planning and organizational structure preserve and enhance the business of the Company and the Company’s underlying value;

•	approving and assessing compliance with all significant policies and procedures by which the Company is operating, including our Standards of Business Conduct (as described below);

•	reviewing our principal risks and assessing whether appropriate systems are in place to manage such risks; and

•	ensuring the integrity and adequacy of our internal controls.

The Board Charter is attached hereto as Exhibit A and is available on our website at www.valeant.com (under the tab “About Valeant” and under the subtab “Corporate Governance”).

Position Descriptions

The Board has developed written position descriptions for the Chairman of the Board, the Lead Director in the event that the Chairman is not independent, for the Chairperson of each Board committee and the CEO. The position descriptions are posted on our website at www.valeant.com (under the tab “About Valeant” and under the subtab “Corporate Governance”). The position descriptions are reviewed annually.

Orientation and Continuing Education

The Nominating and Corporate Governance Committee oversees the Board’s continuing education program which was developed to assist Directors in maintaining or enhancing their skills and abilities as Directors and updating their knowledge and understanding of the Company and the pharmaceutical industry. New Directors are oriented to the roles of the Board and individual Directors and the business and affairs of the Company through discussions with the Company’s management and the incumbent Directors by periodic presentations from senior management on major business, industry and competitive issues. Management and outside advisors provide information and education sessions to the Board and its committees as necessary to keep the Directors up-to-date with disclosure and corporate governance requirements and best practices, the Company and its business and the environment in which it operates, as well as developments in the responsibilities of Directors. The Board routinely invites representatives of various business units to Board meetings to discuss business strategy and market analysis. Directors may also attend outside conferences and seminars that are relevant to their roles at the Company’s expense, with the approval of the Chairman of the Board. In 2013, all Directors attended a presentation by guest speakers, including an ophthalmologist, who discussed the anatomy of the eye and reviewed various eye conditions, including nearsightedness, farsightedness, astigmatism, glaucoma, cataract and various infections, inflammations and diseases. The guest speakers discussed the eye care industry and an array of eye products available in the market for treatment of such eye conditions. Such guest speakers provided the Directors with insight into the eye care industry and the Company’s product portfolio.

Ethical Business Conduct

Standards of Business Conduct (including the Code of Ethics for CEO and Senior Financial Executives)

The Board has adopted a written code of business conduct and ethics entitled the Standards of Business Conduct (the “Standards”) for our Directors, officers and employees that sets out the Board’s expectations for the conduct of such persons in their dealings on behalf of the Company. Employees, officers and Directors are required to maintain an understanding of, and ensure that they comply with, the Standards. Supervisors are responsible for maintaining awareness of the Standards and for reporting any deviations to management. In addition, the Standards require the Company to conduct regular audits to test compliance with the Standards. Subject to Board approval, responsibility for the establishment and periodic update and review of the Standards falls within the mandate of the Audit and Risk Committee.

Employees, officers and Directors are required to immediately report violations of the Standards to their supervisors, our human resources department, our Chief Compliance Officer or our General Counsel. The Board has established reporting procedures in order to encourage employees, officers and Directors to raise concerns regarding matters addressed by the Standards on a confidential basis free from discrimination, retaliation or harassment. Employees and officers who violate the Standards may face disciplinary actions, including dismissal. The Board is not aware of any breach of the Standards by any Director or officer during the period from January 1, 2013 through the date hereof.

Code of Ethics

We also have a Code of Ethics for the CEO and Senior Finance Executives (the “Code”), which is designed to deter wrongdoing and promote (i) honest and ethical conduct in the practice of financial management, (ii) full, fair, accurate, timely and understandable disclosure, and (iii) compliance with all applicable laws and regulations. Violations of the Code are reported to the Chief Compliance Officer. Failure to observe the terms of the Code may result in disciplinary action, including dismissal. The Board is not aware of any breach of the Code by the CEO or any Senior Finance Executive during the period from January 1, 2013 through the date hereof.

The Standards (including the Code) are available on our website at www.valeant.com (under the tab “About Valeant” and under the subtab “Corporate Governance”). These documents are also available in print to shareholders upon request. Shareholders may submit their request to Investor Relations, Valeant Pharmaceuticals International, Inc., 2150 Saint Elzear Blvd. West, Laval, Quebec H7L 4A8, Canada.

We intend to satisfy any disclosure requirements regarding amendments to or waivers of, any provision of the Standards or its appendix (the Code) by posting such information on the Company’s website at www.valeant.com, under the tab “About Valeant” and under the subtab “Corporate Governance.”

Directors’ Share Ownership

To support the alignment of Directors’ interests with our interests and those of our shareholders, non-management directors are expected, in accordance with our Corporate Governance Guidelines, to hold or control Common Shares, DSUs, RSUs or a combination thereof, at least equal to $2 million by not later than five years after being elected or appointed, or for individuals who were Directors on May 30, 2012, no later than May 30, 2017. All of our Directors have either met this requirement or are anticipated to meet this requirement prior to May 30, 2017 or by the fifth year after being elected or appointed.

Risk Oversight

Our Board participates in risk management oversight, with a view of supporting the achievement of organizational objectives, including strategic objectives, improving long-term organizational performance and enhancing shareholder value. In addition, the Audit and Risk Committee assists the Board in monitoring and overseeing the Company’s risk management. Various other committees of the Board also have responsibility for monitoring risk management in specific areas. For example, the Talent and Compensation Committee annually reviews and discusses with management the relationship between the Company’s compensation policies and practices and its risk management, including the extent to which those policies and practices create risks for the Company. See “Talent and Compensation Committee — Compensation Risk Determination” below.

Board Committees

In 2013, the Board had five committees: the Audit and Risk Committee, the Talent and Compensation Committee, the Nominating and Corporate Governance Committee, the Finance and Transactions Committee and the Special Independent Committee. Each of the committees is comprised solely of independent directors.

No member of any committee is presently an employee of the Company or its subsidiaries. The specific responsibilities of each of the Audit and Risk Committee, the Talent and Compensation Committee and the Nominating and Corporate Governance Committee are identified in such committee’s charter. A copy of each such charter is available on our website at www.valeant.com (under the tab “About Valeant” and under the subtab “Corporate Governance”) and is also available in print to shareholders upon request submitted to Investor Relations, Valeant Pharmaceuticals International, Inc., 2150 Saint Elzear Blvd. West, Laval, Quebec H7L 4A8, Canada. The responsibilities of the Special Independent Committee were identified by the Board in establishing such committee.

The Chairman of the Board, our Lead Director, and the Chairperson of each of the Audit and Risk Committee, the Talent and Compensation Committee and the Nominating and Corporate Governance Committee will be available to respond to questions from shareholders at the Annual Meeting.

Audit and Risk Committee

The Audit and Risk Committee is comprised of three Directors: Ms. Provencio (Chairperson), Mr. Melas-Kyriazi and Ms. Stevenson. The responsibilities, powers and operation of the Audit and Risk Committee are set out in the written charter of the Audit and Risk Committee (the “Audit and Risk Committee Charter”). Pursuant to the Audit and Risk Committee Charter, each member of the Audit and Risk Committee is an independent director as defined and required by applicable regulatory and stock exchange rules. The Board has concluded that each member of the Audit and Risk Committee is “financially literate” as defined under National Instrument 52-110 — Audit Committees and as required under NYSE rules and each is an “audit committee financial expert” under the regulations promulgated by the Securities and Exchange Commission.

The Audit and Risk Committee operates pursuant to the Audit and Risk Committee Charter. Its responsibilities include, among other things, responsibility for reviewing and recommending to the Board our annual financial statements and management’s discussion and analysis of results of operation and financial condition (“MD&A”) and reviewing and approving our interim financial statements and MD&A. As contemplated in the Audit and Risk Committee Charter, the Audit and Risk Committee periodically meets with our internal auditor and with our external auditors without management being present. The Audit and Risk Committee also recommends to the Board the external auditors to be nominated for approval by the Company’s shareholders, as well as the compensation of the external auditors.

In accordance with the Audit and Risk Committee Charter, the Audit and Risk Committee also provides assistance to the Board in fulfilling its oversight function with respect to:

•	the quality and integrity of our financial statements;

•	compliance with our legal and regulatory requirements, including with respect to disclosure of financial information;

•	the qualifications, performance and independence of our external auditor;

•	the performance of our senior finance employees and internal audit function;

•	internal controls and certifications; and

•

monitoring the appropriateness and effectiveness of the Company’s risk management systems and policies, including evaluating on a regular basis the effectiveness and prudence of senior management in managing the Company’s operations and the risks to which it is exposed.

The Audit and Risk Committee Charter provides that no member of the Audit and Risk Committee may serve simultaneously on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair his or her ability to serve effectively on the Audit and Risk Committee. In 2013, Ms. Stevenson served on audit committees of three other public companies. The Board determined that such service would not impair Ms. Stevenson’s ability to effectively serve on the Company’s Audit and Risk Committee.

Talent and Compensation Committee

The Talent and Compensation Committee is comprised of Mr. Farmer (Chairperson), Mr. Hassan, Mr. Ingram, Mr. Morfit and Mr. Power. The responsibilities, powers and operation of the Talent and Compensation Committee are set out in the written charter of the Talent and Compensation Committee (the “Talent and Compensation Committee Charter”). In accordance with the Talent and Compensation Committee Charter, each member of the Talent and Compensation Committee is an independent director as defined and required by applicable regulatory and stock exchange rules.

As described in the Talent and Compensation Committee Charter, the key responsibilities of the Talent and Compensation Committee include:

•

reviewing and approving the linkage of corporate goals and objectives to the compensation of our CEO, evaluating the CEO’s performance in light of those goals and objectives, and (either as a committee or together with the other independent Directors who satisfy the independence, “non-employee” and “outside director” requirements under the Talent and Compensation Committee Charter) determining and approving the compensation of the CEO based on such evaluation;

•	reviewing and approving the compensation for all officers (as such term is defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

•	reviewing and approving arrangements with executive officers relating to their employment relationships with us;

•	providing strategic supervision of our benefit plans, programs and policies; and

•

reviewing and recommending to the Board for approval the CD&A to be included in the Company’s annual management proxy circular and proxy statement and/or annual report on Form 10-K and preparing the Compensation Committee Report.

Compensation

For details on the philosophy and approach adopted by the Talent and Compensation Committee with respect to compensation of our officers and Directors, please see “Compensation Discussion and Analysis” and “Director Compensation.”

The Talent and Compensation Committee has the authority to retain and compensate any consultants and advisors it considers necessary to fulfill its mandate. It shall, annually or on an as-needed basis, specify the work to be performed by, and agree on the associated fees to be paid to the compensation consultants. It shall also review annually the work performed and fees paid. In addition, the Talent and Compensation Committee Charter provides that the Talent and Compensation Committee shall report to the Board, on an annual basis, the nature of any additional work or non-Board based services conducted by any such compensation consultant and associated fees paid, if approved by the Chairperson of the Talent and Compensation Committee.

Annually, the Talent and Compensation Committee selects and retains independent consultants to conduct comprehensive reviews and assessments of our policies, procedures and internal controls for setting compensation of the CEO and other members of senior management. The consultant prepares and submits relevant information and analyses to the Talent and Compensation Committee. As discussed below under “Compensation Discussion and Analysis,” in 2013, the Talent and Compensation Committee retained ClearBridge Compensation Group (“ClearBridge”) as an independent consultant to provide advice on compensation matters. ClearBridge’s services included the following: (i) reviewing our executive compensation programs, including base salary, short-term incentives, equity-based incentives, total cash compensation levels and total direct compensation of certain senior positions, against those of a peer group of similar-sized pharmaceutical companies as measured by revenue and/or market capitalization; (ii) making recommendations for the compensation packages of the CEO and other members of senior management; and (iii) assisting in developing and implementing revisions to the Company’s existing equity-based incentive plan. All of the services provided by ClearBridge during the fiscal year 2013 were provided to the Talent and Compensation Committee. ClearBridge did not provide any additional services to the Company during the fiscal year 2013. Fees charged by ClearBridge for services provided in 2013 were $210,986 as compared to $242,452 for services provided in 2012. The Talent and Compensation Committee has assessed the independence of ClearBridge and concluded that its engagement of Clearbridge does not raise any conflict of interest with the Company or any of the Company’s directors or executive officers.

The Talent and Compensation Committee considers the advice and analysis of the independent compensation consultants, together with other factors the Talent and Compensation Committee considers appropriate (including market data, knowledge of the comparator group and personal knowledge and experience of the Talent and Compensation Committee members), in reaching its decisions and making compensation determinations for the CEO and executive officers to the Board.

Compensation Risk Determination

The Talent and Compensation Committee assessed the potential risks relating to our compensation policies and practices for our employees, including those related to our executive compensation programs. It considered our compensation policies and practices, identified potential risks and considered mitigating factors. The Talent and Compensation Committee reviews annually and discusses with management the relationship between the Company’s compensation policies and practices and its risk management, including the extent to which those policies and practices create risks for the Company. Based upon its assessment, the Talent and Compensation Committee determined that our compensation policies and practices do not encourage excessive or unnecessary risk-taking and are not reasonably likely to have a material adverse effect on the Company.

Succession Planning

The Board regularly undertakes a thorough review of succession planning over the course of the year, led by the efforts of the Talent and Compensation Committee. In August 2011, the Board approved an emergency succession plan that can be implemented should the need arise. In February 2012, the Talent and Compensation Committee conducted a thorough review of the Executive Management Team (“EMT”), general managers and the functional heads of the Company. The Committee then reviewed potential successors for all such key roles. The Board reviewed such potential successors for the EMT and other key roles and approved the full succession plan in March 2012. Given the merger and acquisition activities of the Company, the Talent and Compensation Committee continuously reviews the EMT and key positions within the Company to ensure the continuity and comprehensiveness of succession planning companywide. In December 2013, the Talent and Compensation Committee again thoroughly assessed the current EMT members, general managers and the functional heads of the Company to update the succession plans based on changes in the business and personnel.

The Board, primarily through the Talent and Compensation Committee, regularly receives exposure to key talent in the organization by attending and participating in the Company’s important talent, business and strategy meetings. For example, in January 2014, we conducted a three-day high potential group event where Mr. Morfit provided the keynote address to a day we devoted to describing our culture. Messrs. Farmer, Ingram, Morfit and Power participated in a Board panel on the second day after spending time with the high potential group the previous night over dinner. We also regularly have Board participation at our annual sales meetings. This year, Mr. Ingram spoke at the dermatology, aesthetics and topicals meeting, Mr. Farmer spoke at the Canadian national sales meeting and Mr. Morfit spoke at the surgical eye health sales meeting. Finally, members of the Board take an active part in our annual strategy setting meetings. In prior years, Messrs. Farmer, Ingram, Morfit and Power have participated in the Company’s strategic offsite meetings. For this upcoming year, Messrs. Farmer and Melas-Kyriazi plan to be in attendance.

The Board’s participation in these events provides significant exposure to the Company’s leadership team and strategic focus which greatly enhances the Board’s ability to conduct succession planning.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of Mr. Power (Chairperson), Mr. Farmer, Mr. Ingram and Mr. Melas-Kyriazi. The responsibilities, powers and operation of the Nominating and Corporate Governance Committee are set out in the written charter (the “Nominating and Corporate Governance Committee Charter”). Pursuant to the Nominating and Corporate Governance Committee Charter, each member of the Nominating and Corporate Governance Committee is an independent director as defined and required by applicable regulatory and stock exchange rules.

As described in the Nominating and Corporate Governance Committee Charter, the key responsibilities of the Nominating and Corporate Governance Committee include, among others:

•	identifying individuals qualified to become Directors and recommending to the Board new nominees for election by shareholders or for appointment by the Board;

•	providing recommendations to the Board regarding the competencies and skills of the Board and the qualifications of its Directors;

•

recommending for Board approval, if appropriate, revisions to our corporate governance practices and procedures, developing new charters for any new committees established by the Board, monitoring relationships and communication between management and the Board and monitoring emerging best practices in corporate governance;

•	reviewing the composition and mandate of the Board and each committee of the Board annually and, if appropriate, recommending to the Board any changes it considers desirable with respect thereto; and

•	overseeing our orientation process for new Directors and our continuing education program for all Directors.

The Nominating and Corporate Governance Committee annually develops and recommends processes for assessing the performance and effectiveness of the Board as a whole and the committees of the Board and reports annually to the Board on the results of such assessments. The Board and each committee conducts an annual self-assessment of its performance and effectiveness, including a review of its compliance with its Charter, in accordance with the process established by the Nominating and Corporate Governance Committee and adopted by the Board. In addition, in 2011, the Board conducted a comprehensive formal peer review of each Director. The Board intends to conduct such peer review of the Directors on a periodic basis to supplement the annual reviews of the Board and each committee. The Nominating and Corporate Governance Committee also makes recommendations to the Board regarding Director compensation. For information regarding the compensation of Directors, please see “Director Compensation” below.

Finance and Transactions Committee

The Finance and Transactions Committee is composed of Mr. Melas-Kyriazi (Chairperson), Mr. Morfit, Ms. Provencio, Mr. Segal and Ms. Stevenson. It was established to assist the Board in providing fiduciary oversight and strategic advice with respect to the Company’s significant transactional activities, advising the Board regarding the Company’s significant financing activities and monitoring the overall financial condition of the Company and the impact of our significant financing activities.

Special Independent Committee

In June 2009, the Board established a Special Independent Committee to review finalization and implementation of the Corporate Integrity Agreement with the OIG, which will expire in September 2014. The Special Independent Committee has also undertaken to review reports and oversee the implementation of recommendations generated from reports submitted by an independent consultant retained by the Board pursuant to a consent of final judgment. The consent no longer requires such reports after September 2011. The Special Independent Committee is composed of Ms. Provencio (Chairperson). Its tasks include overseeing the implementation of recommendations by the OIG and the Ontario Securities Commission.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Talent and Compensation Committee is composed of Messrs. Farmer, Hassan, Ingram, Morfit and Power, each of whom is a non-employee Director for purposes of Rule 16b-3 of the Exchange Act, as amended, and each of whom is an independent Director. None of these Directors is a current or former officer of the Company. There were no compensation committee interlocks with other companies in 2013 within the meaning of Item 407(e)(4)(iii) of Regulation S-K. See “Certain Transactions — Certain Related-Person Transactions” below for a description of related-person transactions.

EXECUTIVE OFFICERS

The executive officers of the Company in 2013 are as follows:

Name	Age	Title
J. Michael Pearson	54	Chairman of the Board and Chief Executive Officer
Howard B. Schiller	52	Director and Executive Vice President and Chief Financial Officer
Robert R. Chai-Onn	43	Executive Vice President, General Counsel and Chief Legal Officer, Head of Corporate and Business Development
Laizer D. Kornwasser	43	Executive Vice President, Company Group Chairman
Dr. Pavel Mirovsky	63	President and General Manager, Europe
Brian M. Stolz	38	Executive Vice President of Administration and Chief Human Capital Officer
Daniel M. Wechsler	46	Executive Vice President, Company Group Chairman
Ryan H. Weldon	36	Executive Vice President, Company Group Chairman

Below is a description of each executive officer who is not also a Director of the Company.

ROBERT R. CHAI-ONN has been our Executive Vice President, General Counsel and Chief Legal Officer, Head of Corporate and Business Development since January 10, 2014. From March 2012 to January 10, 2014, he was our Executive Vice President, General Counsel and Corporate Secretary, and Corporate Business Development and from September 2010 to March 2012, he was our Executive Vice President, General Counsel and Corporate Secretary. From 2004 to September 2010, Mr. Chai-Onn was Vice President, Assistant General Counsel at VPI. Prior to 2004, Mr. Chai-Onn was a corporate lawyer at the law firm of Gibson, Dunn & Crutcher LLP, where he performed a variety of corporate, mergers and acquisitions and financial legal work.

LAIZER D. KORNWASSER has been our Executive Vice President, Company Group Chairman since February 2013. He was a Senior Executive at Medco Health prior to its acquisition by Express Scripts. He served as Senior Vice President, Consumer Solutions and Retail Markets and was responsible for retail network and mail pharmacy products and strategy. He oversaw network pricing, negotiations, plan designs and programs that maximized the retail and mail channels. He joined Medco in August 2003, and was initially responsible for building a business development team, post spin-off from Merck. In this role he oversaw all acquisitions and joint ventures and was actively involved in developing the company’s long-term growth strategy. He later assumed responsibility for the companies’ channel and generic drug strategy and was President of its diabetes division, which focused on direct to consumer solutions. Prior to joining Medco, Mr. Kornwasser held positions at Merrill Lynch and Coopers & Lybrand, and served as an associate professor at Yeshiva University.

DR. PAVEL MIROVSKY was appointed to Valeant’s Executive Management Team in April 2013 and is our President and General Manager, Europe. A medical doctor by training, he has had a distinguished business career. Dr. Mirovsky joined the Company in March 2011 upon the acquisition of PharmaSwiss. Prior to joining PharmaSwiss, Dr. Mirovsky served as regional General Manager at IMS for Central & Eastern Europe, Near East/ Middle East, North Africa, Benelux, Nordics and Portugal. Prior to IMS, he was President and CEO of Polpharma and also led Aventis’ operations in MENA and CEE in senior regional operational roles including Poland and the Baltics. Dr. Mirovsky began his career in the pharmaceutical industry at Rhone Poulenc Rorer, Czech Republic. He worked as an expert for the World Health Organization in Africa, as a visiting scientist at Harvard Medical School and as an assistant professor at University d’Oran in Algeria.

BRIAN M. STOLZ has been our Executive Vice President of Administration and Chief Human Capital Officer since June 2011. Prior to joining the Company, from February 2009 through June 2011, Mr. Stolz was a Principal at ghSMART, a leadership consulting and advisory firm where he worked with corporate and alternative investment clients on human resource issues. In this role, he assessed and trained C-Level executives and professionals, created and implemented hiring and performance evaluation processes and advised boards and investment committees on senior-level hires. Prior to joining ghSMART, from November 2007 to December 2008, Mr. Stolz was a consultant at McKinsey and was a member of the McKinsey Pharmaceuticals and Medical Products group.

DANIEL M. WECHSLER was our Executive Vice President, Company Group Chairman until his resignation on February 28, 2014. In 2010, Mr. Wechsler joined Bausch + Lomb as corporate vice president and global president, Pharmaceuticals. After the Company completed its acquisition of Bausch + Lomb in August 2013, he joined the Company to lead its ophthalmology and eye health division. Prior to joining Bausch + Lomb in 2010, Mr. Wechsler was head of U.S. Strategy, Commercial Model Innovation and Business Development for Merck & Co., a role to which he was appointed following the company’s acquisition of Schering-Plough Corporation in 2009. From 2005 to 2009, he was group vice president, Global Business Operations and Selling Excellence, for Schering-Plough, and a member of the global management team. In 2003, Mr. Wechsler joined Pfizer Inc. as vice president for its multibillion-dollar U.S. Specialty Sales organization, with responsibility for the oncology, ophthalmics, medical/surgical, Agouron, cardiovascular, urology and gynecology, endocrine care and women’s health franchises. He began his career in 1991 with The Upjohn Company (later Pharmacia Corporation), holding a variety of positions with increasing responsibilities for sales and sales training.

RYAN H. WELDON has been our Executive Vice President, Company Group Chairman since December 2012. He served as Vice President & General Manager, Aesthetics from December 2011 to December 2012 and Vice President & General Manager, Neurology & Other from January 2010 to December 2011. He joined VPI in September 2008 and had held roles of Senior Director, Neurology and Director, Epilepsy at VPI.

None of the executive officers of the Company were selected pursuant to any arrangement or understanding, other than their respective employment agreements with the Company. None of the executive officers are related by blood, marriage or adoption to one another or to any Director or nominee for Director of the Company.

OWNERSHIP OF THE COMPANY’S SECURITIES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of our Common Shares and the percentage of Common Shares owned beneficially by holders of more than 5% of our outstanding Common Shares as of March 31, 2014.

Identity of Owner or Group	Number of Shares and Nature of Beneficial Ownership		Percentage of Class(1)
Ruane, Cuniff & Goldfarb Inc.	34,305,656	(2)	10.29
767 Fifth Avenue, New York, New York 10153
FMR LLC	26,639,568	(3)	7.99
245 Summer Street, Boston, Massachusetts 02210
ValueAct Holdings, L.P.	18,923,877	(4)	5.67
435 Pacific Avenue, Fourth Floor, San Francisco, California 94133
BlackRock, Inc.	18,194,881	(5)	5.46
40 East 52nd Street, New York, New York 10022

This table is based upon information supplied by the principal shareholders and Forms 13F and Schedules 13D and 13G filed with the SEC and “early warning reports” and similar regulatory filings filed on SEDAR. Unless otherwise indicated in the footnotes to this table, we believe that the shareholders named in the table have sole voting and investment power with respect to the Common Shares indicated as beneficially owned.

(1)	Based on 333,520,028 Common Shares outstanding on March 31, 2014.

(2)	According to a Schedule 13G/A filed by Ruane, Cuniff & Goldfarb Inc. on February 14, 2014, it has the sole power to vote 21,683,366 and sole power to dispose of 34,305,656 of our Common Shares.

(3)

According to a Schedule 13G/A filed jointly by FMR LLC and Edward C. Johnson 3d on February 13, 2014, Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, beneficially owns 16,357,517 Common Shares (including 250 shares resulting from the assumed conversion of 250 shares of VPI) as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 16,357,517 Common Shares owned by the Funds. Fidelity SelectCo, LLC (“SelectCo”), a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, beneficially owns 1,109,291 Common Shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940 (the “SelectCo Funds”). Edward C. Johnson 3d and FMR LLC, through its control of SelectCo, and the SelectCo Funds each has sole power to dispose of the 1,109,291 Common Shares owned by the SelectCo Funds. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the Common Shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the Common Shares under written guidelines established by the Funds’ Boards of Trustees. Strategic Advisers, Inc., a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, provides investment advisory services to individuals. As such, FMR LLC’s beneficial ownership includes 13,558 Common Shares, beneficially owned through Strategic Advisers, Inc. Pyramis Global Advisors, LLC (“PGALLC”), an indirect wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, beneficially owns 6,814,588 Common Shares (including 355,601 shares resulting from the assumed conversion of 355,601 shares of VPI) as a result of its serving as investment adviser to institutional accounts, non-U.S. mutual funds, or investment companies registered under Section 8 of the Investment Company Act of 1940 owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of PGALLC, each has sole dispositive power over 6,814,588 Common Shares and sole power to vote or to direct the voting of 6,493,527 Common Shares owned by the institutional accounts or funds advised by PGALLC as reported above. Pyramis Global Advisors Trust Company (“PGATC”), an indirect wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Exchange Act, is the beneficial owner of 2,040,010 Common Shares (including 492,200 shares resulting from the assumed conversion of 492,200 shares of VPI) as a result of its serving as investment manager of institutional accounts owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of PGATC, each has sole dispositive power over 2,040,010 Common Shares and sole power to vote or to direct the voting of 1,448,490 Common Shares owned by the institutional accounts managed by PGATC as reported above. FIL Limited (“FIL”) and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. FIL, which is a qualified institution under section 240.13d-1(b)(1)(ii), beneficially owns 304,604 Common Shares (including 9,694 shares resulting from the assumed conversion of 9,694 shares of VPI). FIL has sole dispositive power over 304,604 Common Shares owned by the International Funds. FIL has sole power to vote or direct the voting of 296,304 Common Shares held by the International Funds and no power to vote or direct the voting of 8,300 Common Shares held by the International Funds as reported above.

(4)	According to a Form 13F filed by ValueAct Holdings, L.P. on February 14, 2014, it has the sole power to vote and sole power to dispose of 18,923,877 of our Common Shares.

(5)	According to a Schedule 13G/A filed by BlackRock, Inc. on January 17, 2014, it has the sole power to vote 14,848,733 and sole power to dispose of 18,194,881 of our Common Shares.

OWNERSHIP OF MANAGEMENT

The following table sets forth, as of March 31, 2014, certain information regarding the beneficial ownership of our Common Shares and the percentage of shares beneficially owned by each Director, each Director nominee and (i) the person serving as CEO of the Company during 2013, (ii) the person serving as CFO of the Company during 2013 and (iii) the other three most highly paid executive officers of the Company who were serving as executive officers at December 31, 2013 (together, the “Named Executive Officers”), and all current Directors, Director nominees and current executive officers of the Company as a group.

Identity of Owner or Group	Number of Shares and Nature of Beneficial Ownership(1)(2)(3)(4)	Percentage of Class(5)
Current Named Executive Officers, Directors and Director Nominees
Robert R. Chai-Onn	508,005	*
Ronald H. Farmer	28,230	*
Colleen A. Goggins	0	*
Fred Hassan	51,000	*
Robert A. Ingram	65,068	*
Laizer D. Kornwasser	105,090	*
Anders Lönner	25,698	*
Theo Melas-Kyriazi	216,925	*
G. Mason Morfit(6)	18,928,899	5.68%
J. Michael Pearson(7)	10,600,263	3.18%
Robert N. Power	11,623	*
Norma A. Provencio	143,692	*
Howard B. Schiller	328,212	*
Lloyd M. Segal	21,804	*
Katharine B. Stevenson	18,732	*
Daniel M. Wechsler	0	*
Directors, Director nominees and executive officers of the Company as a group (20 persons)	31,490,325	9.44%

*	Less than 1% of the outstanding Common Shares.

(1)

This table is based on information supplied by current and former executive officers, Directors and Director nominees. We believe that shares shown as beneficially owned are those as to which the named persons possess sole voting and investment power. However, under the laws of California and certain other states, personal property owned by a married person may be community property, which either spouse may manage and control, and we have no information as to whether any shares shown in this table are subject to community property laws.

(2)

The amounts reported include mandated RSUs issued on May 24, 2013 and payable on May 24, 2014, absent any deferred election, for the following Directors: Mr. Farmer (5,022); Mr. Ingram (5,022); Mr. Melas-Kyriazi (5,022); Mr. Morfit (5,022); Mr. Power (5,022); Ms. Provencio (5,022); Mr. Segal (5,022); and Ms. Stevenson (5,022). The amounts reported do not include mandated RSUs issued on August 22, 2013 and payable on August 22, 2014, absent any deferred election, for the following Director: Mr. Hassan (2,969).

(3)

The amounts reported include elective RSUs and DSUs that are payable on separation of service for the following Directors: Mr. Farmer (11,176); Mr. Ingram (53,263); Mr. Melas-Kyriazi (69,155); Ms. Provencio (45,967) and Mr. Segal (8,967).

(4)

Included in the shares set forth above are the following (i) stock options that are currently exercisable, or will become exercisable within 60 days after March 31, 2014, as follows: Mr. Chai-Onn (326,382),

Mr. Kornwasser (21,250); Mr. Schiller (100,000); and Mr. Pearson (4,319,659), (ii) 580,676 RSUs of Mr. Pearson that vested and become deliverable February 1, 2019 but have not yet been released; (iii) RSUs that will vest and be deliverable within 60 days after March 31, 2014, as follows: Mr. Schiller (9,266) and Mr. Kornwasser (666) and (iv) PSUs that will vest and be deliverable within 60 days after March 31, 2014 as follows: Mr. Kornwasser (45,000).

(5)

These percentages are based on 333,520,028 Common Shares outstanding on March 31, 2014 plus shares deemed to be beneficially owned by each individual that are deemed outstanding. Under Rule 13d-3 of the SEC, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). In addition, under Rule 13d-3(d)(1) of the SEC, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable on or before 60 days of the date as of which the information is provided are deemed outstanding for the purpose of calculating the number and percentage owned by such person (or group), but not deemed outstanding for the purpose of calculating the percentage owned by each other person (or group) listed. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of Common Shares outstanding on March 31, 2014.

(6)

These shares are owned directly by ValueAct Capital Master Fund, L.P. and may be deemed to be beneficially owned by (i) VA Partners I, LLC as General Partner of ValueAct Capital Master Fund, L.P., (ii) ValueAct Capital Management, L.P. as the manager of ValueAct Capital Master Fund, L.P., (iii) ValueAct Capital Management, LLC as General Partner of ValueAct Capital Management, L.P., (iv) ValueAct Holdings, L.P. as the sole owner of the limited partnership interests of ValueAct Capital Management, L.P. and the membership interests of ValueAct Capital Management, LLC and as the majority owner of the membership interests of VA Partners I, LLC and (v) ValueAct Holdings GP, LLC as General Partner of ValueAct Holdings, L.P. G. Mason Morfit is a member of the Management Board of ValueAct Holdings GP, LLC and disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(7)

The amount reported includes 2,028,516 shares which were pledged in connection with loans used to fund tax and other obligations associated with vesting and delivery of equity incentive awards and purchases of Company shares. The pledging of the shares was approved by the Company’s Board of Directors

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and Directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Such executive officers, Directors and shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon its review of the copies of such forms it received, or written representations from certain reporting persons for whom no such forms were required, the Company believes that during fiscal year 2013, the following of its executive officers, Directors and 10 percent beneficial owners failed to timely file all forms required by Section 16(a): Mr. Weldon and Ms. Provencio each filed one late Form 4 due to inadvertent administrative errors by the Company.

EXECUTIVE COMPENSATION AND RELATED MATTERS

COMPENSATION DISCUSSION AND ANALYSIS

This CD&A discusses the key initiatives of the Talent and Compensation Committee in 2013 and explains the material elements of the 2013 compensation of our Named Executive Officers. Our compensation strategy is designed to motivate, retain and, ultimately, reward senior management for success through a clear pay-for-performance compensation philosophy where performance is linked to generating returns for shareholders.

Our Named Executive Officers serving in their executive officer capacities at the end of 2013:

•	Mr. J. Michael Pearson, Chief Executive Officer*

•	Mr. Howard B. Schiller, Executive Vice President and Chief Financial Officer*

•	Mr. Robert R. Chai-Onn, Executive Vice President, General Counsel and Chief Legal Officer, Head of Corporate and Business Development

•	Mr. Laizer D. Kornwasser, Executive Vice President, Company Group Chairman

•	Mr. Daniel M. Wechsler, Executive Vice President, Company Group Chairman**

*	Mr. Pearson also serves as Chairman of the Board and Mr. Schiller serves as a Director.

**	Mr. Wechsler’s employment with the Company ended on February 28, 2014.

In 2013, shareholders endorsed the design and administration of our executive compensation programs as evidenced by a vote of approval at our 2013 annual meeting of shareholders of 97.4%. This strong level of support, which has been consistently high since the first vote was held at our 2011 annual meeting, clearly recognizes our ongoing pay-for performance strategy. In an effort to continue being at the forefront of shareholder friendly pay practices, the Talent and Compensation Committee continually reviews the Company’s compensation programs, including the Company’s overall approach to executive compensation to confirm that it properly incentives management, is effective in retaining the Company’s talent, and continues to enable the Company to attract top talent. In addition, we engage in active dialogue with our shareholders, including conversations between the Chairman of our Talent and Compensation Committee and our top investors to solicit feedback on our current compensation program and philosophy and to discuss the potential extension of Mr. Pearson’s employment term, future equity grants and modification of certain contract terms. In connection with this review and these conversations, we made the following changes to our compensation programs for 2014 (each discussed in more detail below):

•	Commenced discussions with Mr. Pearson regarding a five-year extension of his term, future equity grants and modifications to certain of his contract terms.

•	Eliminated Mr. Pearson’s tax gross-up for income incurred on personal use of the Company aircraft.

•	Adopted a recoupment (or “clawback”) policy.

•	Adopted an anti-hedging and anti-pledging policy.

The Talent and Compensation Committee has accepted the shareholders’ recommendation at our 2011 annual meeting to hold an advisory vote on executive compensation every year and therefore, shareholders will have another opportunity to consider and approve, in a non-binding advisory vote, the compensation of our Named Executive Officers at the Annual Meeting.

In accordance with the Talent and Compensation Committee Charter, the Talent and Compensation Committee has sole authority to retain compensation consultants and to approve such consultants’ fees and retention terms. In 2013, the Talent and Compensation Committee engaged the services of ClearBridge as an independent consultant to provide advice on compensation matters. ClearBridge reports directly to the Talent and Compensation Committee, which has instructed ClearBridge to give it objective advice and without influence by management, and to provide such advice for the benefit of the Board and our shareholders. ClearBridge did not provide additional services to the Company other than the services related to compensation to the Talent and Compensation Committee and the Board and other Board committees.

What is our compensation philosophy?

Our compensation philosophy is to align management’s pay with long-term total shareholder return (TSR). We richly reward for outstanding TSR performance, but pay significantly less for poor or even average TSR performance.

The largest portion of an executive’s equity opportunity rests in the form of Performance Stock Units (PSUs) which only vest if challenging TSR hurdle rates, which are generally measured over a period of three or more years, are achieved. For grants made from 2008 through November 27, 2012, the lowest three-year compounded annual TSR hurdle rate was 15%, meaning that below this level, no PSUs vested. The highest compounded annual TSR hurdle rate was 45%, and at this level or above, the Company’s executives could be among the best paid in the industry. For our CEO, we also granted PSUs that included a 60% compounded annual TSR hurdle. The Talent and Compensation Committee reviewed the Company’s equity compensation approach in November 2012 to ensure that the plan would continue to attract, retain and reward executives for outperformance in the market while providing limited payout for poor performance. The Committee considered various changes to the design of the program. As part of this consideration the Talent and Compensation Committee reviewed analysis showing that changing the compounded annual TSR triggers to 10%, 20% and 30% for 1x, 2x and 3x target grants would be more appropriate given compound annual growth rate returns for our peer group. The Talent and Compensation Committee believes the new targets still strongly align shareholder interest with management while making compensation packages more compelling for both current and future employees. Executives also receive options to acquire our shares, which only deliver value to the executive when the share price appreciates above the exercise price.

To further align executive compensation with TSR and to discourage excessive risk taking, we encourage, and in the case of our CEO, CFO and other executive management team members, require, our executives to make significant purchases of the Company shares with their own money. We require executives to hold these shares, as well as the equity they earn through their long term equity plans, for multiple years, through minimum holding requirements. In the case of Mr. Pearson, our Chairman and CEO, he is contractually committed to hold over 9.9 million shares (other than what is necessary to cover his taxes) until 2017, even if he leaves the Company voluntarily (except as described below under “Employment Agreements”).

What is our strategy and how does our compensation fit?

The Company’s strategy is to operate with a low cost base while pursuing growth both organically and through strategic acquisitions, through a mix of traditional and non-traditional approaches. The Company has grown significantly by acquiring other pharmaceutical companies and products to which it has applied this operating model.

The following are several key elements of the Company’s operating philosophy:

•	Utilize a truly low cost operating structure

•	Do not bet on science, bet on management

•	Invest in branded, generic, and over-the-counter pharmaceuticals across multiple, select, attractive geographies

•	Avoid Big Pharma in the areas where they are strong

•	Do not fall in love with our assets — be willing to sell, partner, shut down

•	Be prudent about investing ahead of need — curse of the industry

•	Business development is a responsibility of the CEO and his direct reports

•	Change is good — change management quickly in underperforming units

•	Speed and lack of bureaucracy are the greatest advantages for a company operating in rapidly changing markets

•	Embrace fact-based decision-making, eradicate arrogance

The Company’s strategy involves significant merger and acquisition activity that makes financial metrics such as revenues or earnings difficult to forecast over a multi-year period. For example, in 2008, the legacy Valeant entity sold its entire Western European business, which represented about 30% of Company sales. In 2010, the legacy Valeant entity was acquired by Biovail Corporation (the surviving company became the current Company), increasing its sales by roughly 100%. In 2012, the Company acquired Medicis Pharmaceutical Corporation and became the largest company in the dermatology pharmaceutical market. In 2013, the Company acquired Bausch + Lomb and is now a top four global eye health company.

We believe long-term TSR (measured over a period of three years or more) is the best measure of the Company’s performance given its strategy. This multi-year period represents an appropriate timeframe to measure management’s performance in executing the strategy over an extended period, and for the Company’s share price to reflect these achievements.

Who do we hire and how do we think about peer groups?

The Company hires executives from within and outside the pharmaceutical industry. Our strategy is very different from that of most pharmaceutical companies. We seek managers with diverse backgrounds, who think and act differently.

Many of the Company’s Named Executive Officers had long careers in some of the world’s top professional services firms, whose compensation levels are not comparable to our industry peers. Mr. Pearson was a director (the highest rank) at McKinsey & Co. (“McKinsey”), where he served as the Mid-Atlantic manager overseeing offices in New Jersey, Washington, DC and Philadelphia. He also led McKinsey’s Health Care Industry practice and sat on McKinsey’s Shareholders Counsel, the firm’s equivalent of a board of directors. Our Chief Financial Officer, Howard B. Schiller, was previously employed at Goldman Sachs, where he served as Chief Operating Officer of Investment Banking, and previously was responsible for the global healthcare, consumer products, retail, industrial and natural resource businesses as well as the global mergers and acquisitions business.

While the Talent and Compensation Committee of the Board considers peer group compensation data based on a peer group from the pharmaceutical industry, this data serves as a reference or input but does not dictate our decisions. Our compensation decisions are also based on attracting and retaining executives whose experience and expectations are often based on successful careers at preeminent professional services firms, thus we also consider non-industry data for comparison. We do not triangulate our compensation to arrive at a target percentile of the overall peer group. We do, however, carefully review how our peer companies design their executive compensation and what performance triggers they use in their equity plans. This informs the analysis described below.

In 2013, our peer group consisted of:

Actavis Inc.

Allergan Inc.

Amgen Inc.

Biogen Idec Inc.

Bristol Myers Squibb & Co.

Celgene Corporation

Danaher Corporation

Forest Laboratories Inc.

Gilead Sciences Inc.

Lilly (Eli) & Co.

Shire plc

Mylan Inc.

Perrigo Co.

Vertex Pharmaceuticals Inc.

As noted above, our compensation philosophy is to align management’s pay with TSR achievements. In recent years, the Company has performed favorably compared to companies within our industry and to the S&P 500 Index. The following graph compares the cumulative total return on our Common Shares with the cumulative return on the S&P 500 Index, the TSX/S&P Composite Index and a fourteen-stock Custom Composite Index for the five years ended December 31, 2013, in all cases, assuming reinvestment of dividends. The Custom Composite Index consists of our 2013 peer group listed above. As the Company’s relative performance has improved, we have aimed to provide executive compensation that reflects such performance.

What are the most important analytical frameworks that the Talent and Compensation Committee use?

The Talent and Compensation Committee is responsible for establishing, implementing and monitoring the Company’s executive compensation philosophy and objectives. The Talent and Compensation Committee reviews and approves all components of executive pay, recommends or reports its decisions to the Board, and oversees the administration of the compensation program for senior executives. The Board, with the assistance of the Talent and Compensation Committee, reviews matters related to executive compensation on an as-needed basis. The Board of Directors also actively participates in the establishment of target and stretch goals for our short-term incentive pay opportunities and the Audit and Risk Committee reviews the Company’s compensation proposals to ensure we are managing risk appropriately.

Our CEO prepares a recommendation to the Talent and Compensation Committee for base salary, annual incentive awards and equity grants for each Named Executive Officer, other than the CEO whose compensation is determined solely by the Talent and Compensation Committee. The Talent and Compensation Committee then determines the compensation for each Named Executive Officer in addition to the CEO and updates the Board as to all of its compensation decisions. Messrs. Pearson and Schiller, as employee directors, are recused from Board decisions related to executive compensation.

Our primary focus is on pay design and management incentives. Rather than simply ask the question “how much should an executive get paid?” we ask “what should he/she get paid for no shareholder value creation, for average value creation and for extraordinary value creation?” Another key question we ask is “how much of the equity value created should accrue to a manager?” We compare this not only to other public companies but also pay packages in private equity and venture capital structures. This concept of “gain sharing” is an important part of our philosophy. We believe that managers who create large amounts of equity value should share in this wealth creation.

We use publicly available peer company compensation information to model forward-looking scenarios to understand relative pay amounts at various TSR achievement levels. The most important analysis we use analyzes the value of an executive’s equity awards at the end of a multi-year period under various TSR scenarios, compared to the pharmaceutical industry peer group. We design our equity plans to deliver low value for low TSR, but high value for high TSR. We compare our executives’ payout to the industry peer group. For low TSR, we seek to have our executives paid near the bottom of the peer group, but for high TSR near the top of the peer group.

As noted above, our concept of “peer group” is not limited to the pharmaceutical industry when we consider the overall compensation that may be necessary to attract and retain executives from diverse backgrounds, including those from successful careers in professional services firms.

How do we take into account an executive’s personal wealth?

Some of our executives have been extraordinarily successful at the Company and have built up significant net worth. The Talent and Compensation Committee has taken actions designed to retain these executives and keep them focused on driving TSR at Valeant. For example, when we extended Mr. Pearson’ employment contract in 2010, we required him to commit not to sell any of his shares (net of those sold to cover taxes) in the Company until 2014, even if he left the Company voluntarily. When Mr. Pearson’s contract was extended again in 2011, we extended this commitment not to sell net shares until 2017. On March 31, 2014, Mr. Pearson beneficially owned approximately 10,600,263 Company shares (including purchased shares, shares received in settlement of equity compensation awards, and shares underlying vested but undelivered PSU and RSU awards and vested but unexercised options) with a value on March 31, 2014 of approximately $1,357,196,292. The Company considers the amount of shares owned by Mr. Pearson when deciding whether to permit him to dispose of shares in connection with any proposed pledge, sale or charitable contributions.

Because of the expansive share ownership requirements applicable to Mr. Pearson, the Board has permitted Mr. Pearson to pledge certain of his shares. As of March 31, 2014, Mr. Pearson had pledged 2,028,516 shares, representing approximately 19% of his shares beneficially owned (including purchased shares, shares received in settlement of equity compensation awards, and shares underlying vested but undelivered awards and vested but unexercised options). In addition, the Valeant shares held by Mr. Pearson that are not subject to pledging arrangements far exceed the Company’s general share ownership guidelines (requiring executives to hold shares with a value equal to or greater than two times the combined amount of their base salary and target annual cash bonus). Notwithstanding the large number of un-pledged shares that Mr. Pearson continues to own, the Board, together with the Talent and Compensation Committee and the Nominating and Governance Committee, has committed to reducing the level of pledging generally at the Company in the future. Valeant has adopted a policy disallowing future pledges unless an exception is approved by the Board and will consider permitting Mr. Pearson to sell shares to reduce the level of pledging.

The Talent and Compensation Committee believe that share retention requirements are a more effective, and enforceable, retention tool than non-compete agreements.

How do we mitigate excessive risk-taking by our executives?

The Talent and Compensation Committee believes that purchasing and holding a large amount of Common Shares with one’s own money creates an incentive to manage the Company prudently while avoiding excessive risks. We believe large share purchases and holding of shares after vesting are much more effective in this regard than receiving equity awards without sacrifice of personal funds.

For some Named Executive Officers, there are minimum required purchase amounts. For example, when Mr. Pearson was hired in 2008, he was required to purchase at least $3 million worth of shares and he voluntarily purchased $5 million. For Mr. Schiller, the required purchase was $3.2 million and he voluntarily purchased $5 million.

We believe we further mitigate undue risk by requiring our executives to hold a meaningful amount of our Common Shares. Executives are required to own shares representing two times the combined amount of their base salary and target annual cash bonus. In addition, in connection with Mr. Chai-Onn’s 2014 grant of performance share units, Mr. Chai-Onn agreed to a $10 million minimum share ownership requirement.

In addition, the Company has adopted a recoupment or “clawback” policy, which is intended to ensure that executives do not take unwarranted short-term risk at the expense of long-term goals. A more detailed description of this policy is described below under “Anti-Pledging and Hedging Policy/Recoupment Policy”.

What are the components of the Company’s executive compensation?

A significant portion of total compensation is linked to satisfying Company financial targets and strategic initiatives, in addition to achieving superior total returns to shareholders. This pay methodology helps us to attract and retain top talent.

Multiple factors are considered in determining our total compensation opportunity, including our compensation philosophy, the executive’s role and responsibility, the executive’s past performance, expected contribution and experience in the role, and the pay practices of our peers both within and outside the pharmaceutical industry. The components of total compensation for Named Executive Officers include: (i) base salary; (ii) incentive pay (including annual incentive cash bonus and long-term equity incentives); (iii) retirement and welfare benefits; and (iv) executive benefits and perquisites. As discussed above, a significant portion of total compensation is weighted toward long-term equity compensation tied to TSR performance.

The aggregate base salaries for the Named Executive Officers who remained employed by the Company through December 31, 2013 approximated 18% of the targeted total compensation package, excluding benefits and perquisites. Target annual cash bonus incentives approximated 20% of the aggregate target total compensation for such Named Executive Officers. Annualized long-term equity incentives represented about 60% of the target annualized total compensation for such Named Executive Officers as a group.

In determining the appropriate mix of base salary and incentive pay (including annual incentive cash bonus and long-term equity) for our Named Executive Officers, the Talent and Compensation Committee sought to balance: (i) our desire to attract and retain our executives with the stability of competitive salary compensation; (ii) our desire to promote pay for performance or “at-risk” compensation, as we believe that incentive pay appropriately rewards executives for their contribution to our overall performance; and (iii) our desire to align compensation with corporate performance and shareholder value through the use of equity compensation awards.

The value of our short-term incentives, in the form of an annual cash bonus, is dependent on the achievement of pre-determined corporate, divisional/functional and individual performance objectives, while the value of our equity based incentives, in the form of stock options, PSU and RSU awards, is derived from the value of our Common Shares. In allocating between short-term and long-term compensation, the Talent and Compensation Committee seeks to establish a balance between rewarding past performance and future potential, both of which it views as critical for our executives to exhibit. In that respect, the Talent and Compensation Committee designs cash bonuses to reward executives who achieve certain corporate, divisional/functional and individual objectives, and it bases grants of RSU awards on the demonstration of exceptional effort, critical skills, key talents and achievements of shareholder value creations. While the Talent and Compensation Committee considers the practices of the peer group in reaching the optimal balance of salary, bonus and equity compensation, the emphasis is on our Company’s growth strategy and incentivizing management to achieve performance goals and longer-term TSR performance, as described in this CD&A.

Base Salary

We set our base salaries at competitive levels necessary to attract and retain a top performing management team. Base salary addresses performance of core duties for each executive role, providing an amount of fixed compensation. Base salary for each Named Executive Officer is determined based on:

•	his or her position and responsibilities;

•	comparison data;

•	review of the Named Executive Officer’s compensation relative to other executive officers;

•	individual performance of the Named Executive Officer; and

•	in the case of our CEO, the restrictions on his ability to sell Company shares and other contractual commitments in his employment agreement, as described below in “Employment Agreements.”

Salary levels are typically reviewed annually as part of our performance review process, as well as upon a promotion or other change in job responsibilities. To the extent base salaries are adjusted, the amount of any such adjustments would reflect a review of competitive market data, particularly for the industry peer group, consideration of non-industry data for comparative purposes, consideration of relative levels of pay internally, consideration of the individual performance of the executive and any other circumstances that the Talent and Compensation Committee determines are relevant.

The Talent and Compensation Committee reviewed the base salaries of our Named Executive Officers and set salaries for 2014 at the following levels.

Named Executive Officer	Base salary for 2013	Base salary for 2014
J. Michael Pearson(1)	$1,750,000	$2,000,000
Howard B. Schiller	$1,000,000	$1,000,000
Robert R. Chai-Onn	$750,000	$750,000
Laizer D. Kornwasser(2)	$550,000	$550,000
Daniel M. Wechsler(3)	$650,000	$650,000

(1)	Mr. Pearson’s annual base salary increased from $1,750,000 to $2,000,000 effective January 1, 2014.

(2)	Mr. Kornwasser joined the company on February 1, 2013.

(3)	Mr. Wechsler joined the Company after its acquisition of Bausch + Lomb in August, 2013 and resigned on February 28, 2014.

Short-Term Incentive Pay

The Company uses short-term incentive pay, through our annual incentive cash bonus program, to reward employees for the attainment of target financial and strategic outcomes for each specific year. Participants are eligible to earn cash bonuses based on the attainment of the approved financial targets and strategic initiatives for the applicable performance period. The corporate financial targets are based on attaining budget or stretch targets for cash earnings-per-share (“EPS”), revenue and adjusted cash flow. The strategic initiatives are approved by the Board at the start of each year and are intended to align the organization to achieve the most pressing objectives to help drive long term TSR.

Our 2013 annual incentive cash bonus program (the “2013 AIP”) in effect for Named Executive Officers was based on the achievement of certain corporate financial targets and Company-wide strategic initiatives previously approved by the Talent and Compensation Committee. In 2013, after a review of the Company’s performance and the compensation of Messrs. Pearson and Schiller, Mr. Pearson’s short-term incentive pay target was increased to 150% of base salary and Mr. Schiller’s short-term incentive pay target was increased to

100% of base salary, each effective April 1, 2013. Mr. Pearson’s short-term incentive pay target was further increased to 200% of base salary and Mr. Chai-Onn’s short-term incentive pay target was increased to 120% of base salary, each effective January 1, 2014. The Talent and Compensation Committee believes the new targets are consistent with the Company’s pay for performance compensation philosophy, in recognition of the Company’s outstanding performance.

Pursuant to their employment letters with the Company, Messrs. Kornwasser and Wechsler have short-term incentive pay targets at 80% of base salary. Mr. Kornwasser joined the Company on February 1, 2013 and was paid a pro-rated incentive bonus for 2013. Mr. Wechsler joined the Company after its acquisition of Bausch + Lomb in august 2013, but left the Company before bonuses were paid. As such, he did not receive an annual bonus for 2013.

Bonuses for 2013 are determined by the areas that report to a Named Executive Officer. Messrs. Pearson, Schiller and Chai-Onn all had their 2013 bonuses determined by overall company performance and by the progress made in achieving the Company’s strategic initiatives. The corporate bonuses were determined using 70% on meeting financial metrics and 30% on the achievement of strategic initiatives.

The Company achieved the maximum amount of credit for the financial goals based on actual results for revenue and cash EPS. The Company generated $5.8 billion in revenue off of a $5.1 billion stretch target which was an increase of 66% over 2012’s annual results. The Company earned $6.24 of cash EPS on a stretch target of $6.02 which was an increase of 38% over 2012.

It was determined that the Company realized 163% of the total credit for progress on the 2013 Strategic Initiatives. Achievement for each initiative was reviewed by the Talent and Compensation Committee and credit was determined based on actual outcomes. In some cases, the payout was adjusted to take into consideration extraordinary events, such as significant acquisitions. For example, the Company was on the path to reduce leverage under four times, however, the Company agreed to take on debt to finance the acquisition of Bausch + Lomb. Similarly, the Company was well on its way to achieve gross margins of 80%, however, the gross margins of the products acquired in the Bausch + Lomb acquisition increased the cost of goods sold as a percent of sales.

The table below outlines our payouts for the corporate strategic initiatives which make up 30% of total target bonus for Messrs. Pearson, Schiller and Chai-Onn. For each of these metrics, the executive can achieve up to 100% of target for base goals and up to 200% for stretch goals. Participants receive no bonus credit for each category if the base level is not achieved.

The Talent and Compensation Committee allocated the strategic initiative components of the 2013 AIP bonus for Messrs. Pearson, Schiller and Chai-Onn as follows:

Objective	Weighting	Achievement	Comments
Optimize the balance sheet by reducing leverage to less than 4x and driving improvement in working capital	17%	150%	Significant progress made, but landscape changed with Bausch + Lomb acquisition

Successfully integrate Medicis and achieve run rate synergies of $275M by mid-year	17%	200%	Targets exceeded ahead of schedule

Build out key therapeutic areas (ophthalmology, oral care, podiatry) and geographic platforms (South East Asia, South Africa, Russia, Latin America)	17%	200%	Significant progress made in all segments with exceptional growth in ophthalmology and Russia

Receive approval for IDP-108 and launch in the US. Develop ex-US strategy	17%	50%	While approval not received, new PDUFA date secured in June 2014

Improve gross margins from 2012 to progress towards a two-year goal of 80%	17%	175%	Gross margins had improved to 78% prior to the Bausch + Lomb acquisition, and were on track to meet or exceed 80% target in 2014

Achieve global government reimbursement levels of less than 20%	17%	200%	Goal far exceeded

Bonuses for the Company Group Chairman roles, including those held by Messrs. Kornwasser and Wechsler in 2013 are determined by a formula that awards 15% on the achievement of group-specific strategic initiatives, 10% on overall Company results and 75% on the revenue and profitability results for the respective businesses under their leadership. Mr. Wechsler, having left the Company before bonuses were paid, did not receive an annual bonus for 2013. Mr. Kornwasser was in charge of our Canadian Dental, Neurology and Other businesses for 2013. His groups achieved 107% of the revenue target and 115% of the EBITA target which totaled 141% out of a possible 150% payout for the financial results. He received an additional 20% bonus payout out of 20% as the Company exceeded its corporate goals, and he achieved an additional 17% out of a possible 30% for the aggregate results of the strategic initiatives for Canadian Dental, Neurology & Other. His total payout was 178% of his target bonus prorated over eleven months.

The Talent and Compensation Committee determines whether the AIP performance goals have been achieved, but retains the discretion to reduce or eliminate AIP bonuses for individual executives, even if performance targets are met. In exercising negative discretion, the Talent and Compensation Committee may consider the performance of the individual Named Executive Officer or factors, such as level of performance, minimum financial goals or cost targets, applicable to the functional area for which the Named Executive Officer is responsible, the division to which the Named Executive Officer belongs, or the Company as a whole.

For 2013, the Talent and Compensation Committee determined that each of the financial targets was achieved at a level beyond the stretch levels while the Company achieved the majority of the stretch goals for the strategic objectives. Therefore, the bonuses were paid for all Named Executive Officers who were paid based on Corporate targets at 189% of target level, other than Mr. Kornwasser who was paid at 178% of his target level.

Equity-Based Incentive Compensation

The Talent and Compensation Committee implemented a pay-for-performance compensation structure that granted options and PSUs to each of our active Named Executive Officers. The Talent and Compensation

Committee viewed this compensation program as having attributes that strongly and appropriately motivate executives and all levels of employees to achieve high levels of TSR and as a result, share in the long-term growth and profitability of the Company.

Under this compensation program, the Talent and Compensation Committee implemented guidelines to ensure that a significant portion of total compensation is directly related to the achievement of certain TSR thresholds through awards of long-term equity incentives. The active Named Executive Officers received their equity awards in connection with entering into their employment agreements described below. These grants were front-loaded and are intended to reward superior performance over a multi-year period if the TSR targets are met or exceeded. The Talent and Compensation Committee does not expect to grant equity awards to its Named Executive Officers annually. As set forth in the Grants of Plan-Based Awards table, the following equity grants were made to the Named Executive Officers in 2013: (i) Mr. Schiller received a grant of RSUs in accordance with the Company’s share matching program pursuant to which he was entitled to one RSU for each Common Share that he purchased; (ii) Mr. Chai-Onn was granted equity awards, subject to shareholder approval of the 2014 Omnibus Incentive Plan, as he had not received any equity grant for three years (and his existing equity grants had all previously vested or, in the case of his outstanding options, were soon to vest); (iii) Mr. Kornwasser was granted equity awards in connection with his hire in 2013; and (iv) Mr. Wechsler was granted equity awards upon commencing employment with the Company in connection with the Bausch + Lomb transaction.

Equity grant award levels are determined based on competitive market data, and the individual’s role, past performance and experience. The equity-based awards used to further our objectives were:

•	approximately 50% stock options based on Black-Scholes value; and

•

approximately 50% PSUs based on fair market value of our Common Shares at date of grant (based on the number of shares earned assuming achievement of 15% or 10% compounded annualized TSR, as applicable; the PSU payout can be significantly greater than 50% of total long-term payouts if higher TSRs are achieved).

The long-term incentive equity awards granted to Named Executive Officers in connection with the employment agreements entered into in late 2013 largely reflect the incentives closely aligned with TSR and they include:

•	Time-Vested Stock Options that —

•	vest 25% per year over the first four anniversaries of the grant; and

•	provide value only when shareholders realize an increase in the value of their holdings.

•	PSUs — PSUs that vest based on the three (or four) year compounded TSR thresholds as follows and linear interpolation is applied for TSR performance between the applicable threshholds:

•	No vesting for compounded annual TSR less than 15% for grants made before November 28, 2012;

•	100% of PSUs vest for 15% compounded annual TSR for grants made before November 28, 2012;

•	200% of PSUs vest for 30% compounded annual TSR for grants made before November 28, 2012;

•	300% of PSUs vest for 45% compounded annual TSR for grants made before November 28, 2012; and

•	In the case of Mr. Pearson, with respect to certain of his PSUs, 400% of PSUs vest for 60% TSR.

On November 14, 2012, the Talent and Compensation Committee approved new TSR performance targets for awards made on or after November 28, 2012. In establishing these TSR thresholds, and the other terms of the PUSs, the Talent and Compensation Committee considered the performance criteria of the Company’s peers and also considered the potential payout values of its grants under various scenarios:

•	TSR thresholds as follows and linear interpolation is applied for TSR performance between the applicable threshholds:

•	No vesting for compounded annual TSR less than 10%;

•	100% of PSUs vest for 10% compounded annual TSR;

•	200% of PSUs vest for 20% compounded annual TSR;

•	300% of PSUs vest for 30% compounded annual TSR; and

•	In the case of Mr. Chai-Onn, with respect to certain of his PSUs, 400% of PSUs vest for 40% compounded annual TSR.

In addition, beginning in 2013, the Talent and Compensation Committee approved stock option grants with longer vesting terms and the options vest pro rata annually over the vesting period (which ranges from four to six years).

Share Ownership Guidelines

The Talent and Compensation Committee believe that purchasing large amount of Company shares with one’s own money creates an incentive to manage the Company prudently while avoiding excessive risks. We believe large share purchases are much more effective in this regard than receiving equity awards without sacrifice of personal funds.

As of March 31, 2014, Mr. Pearson owns an aggregate of 4,200,498 in Common Shares and RSUs with an aggregate value of $553,751,651 (based on the closing price of the Common Shares on such date of $131.83), consisting of 3,567,938 Common Shares having an aggregate value of $470,361,267 and 632,560 RSUs having an aggregate value of $83,390,384. Not included in this total are PSUs, as their value will depend on performance, or options. Except as described below under “Employment Agreements”, Mr. Pearson continues to be required to hold such shares (net of those sold to cover taxes) until 2017.

A key element of our compensation plan is our stock matching program. Under this program, for every share of Valeant stock that an executive purchases (and commits not to sell for 3 years) the Company matches with a RSU (that vests over three years, so long as the executive holds the purchased shares and remains employed by the Company during the three-year period). For some Named Executive Officers there are minimum required purchase amounts. For example, when Mr. Pearson was hired, he was required to purchase $3 million worth of shares and he voluntarily purchased $5 million. For Mr. Schiller, the required purchase was $3.2 million and he voluntarily purchased $5 million.

The Talent and Compensation Committee also established minimum share ownership requirements. Each Named Executive Officer is required to own Common Shares representing two times the combined amount of their base salary and target annual cash bonus — an amount generally in excess of the share ownership requirements of our peer group companies. In addition, Mr. Pearson also has restrictions requiring him to hold shares described above and Mr. Chai-Onn has agreed to hold shares of at least $10 million.

Anti-Pledging and Hedging Policy/ Recoupment Policy

In 2014, the Company adopted anti-hedging, anti-pledging, and recoupment (“clawback”) policies. The anti-hedging policy prohibits officers, directors and employees from engaging in hedging or monetization transactions with Company stock. This prohibition prevents officers, directors and employees from owning securities without the full risks and rewards of ownership and preserves the common interests and objectives of the Company and its officers, directors and employees. The anti-pledging policy prohibits officers, directors and employees from holding Company securities in a margin account where the securities are subject to margin sales or pledging Company securities as loan collateral. The anti-pledging policy exempts existing margin and accounts and pledging accounts, which are permitted to continue until they expire, and allows the Board to make further exceptions to the policy when determined by the Board to be in the best interests of the Company. The clawback policy permits the Company, in the discretion of the Board, to seek reimbursement of certain bonus, incentive or equity-based compensation paid to an executive, if (i) the Company materially restates or adjusts its financial statements, (ii) the restatement reduces the value of the executive’s bonus, incentive or equity-based compensation, (iii) the executive’s knowing or intentional fraudulent or illegal misconduct is the basis, at least partially, for the restatement, and (iv) the restatement occurs within three years of the relevant period. The policy applies to bonus, incentive or equity based compensation granted to executives even if the executive is no longer employed by the Company.

Retirement and Welfare Benefits

The retirement and welfare benefit programs are a necessary element of the total compensation package to ensure a competitive position in attracting and maintaining a committed workforce. Participation in these programs is not tied to performance.

Our specific contribution levels to these programs are adjusted annually to maintain a competitive position while considering costs.

•

Retirement Savings Plan — All employees in the United States, including the Named Executive Officers, are eligible to participate in a tax-qualified retirement savings plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Starting in 2012, all eligible employees are able to contribute to the Retirement Savings Plan, on a before-tax basis, the lesser of (i) up to 50% of their annual salary or (ii) the limit prescribed by the Internal Revenue Code. The Company matches 50% of the first 6% of pay that is contributed to the Retirement Savings Plan. All employee contributions to the Retirement Savings Plan are fully vested upon contribution; matching contributions vest equally over three years.

•

Welfare Plans — Our executives are also eligible to participate in our broad-based welfare benefits plans (including medical, dental, vision, life insurance and disability plans) upon the same terms and conditions as other employees.

Executive Benefits and Perquisites

We provided Named Executive Officers with perquisites and other personal benefits that the Talent and Compensation Committee believe are reasonable and consistent with our overall compensation program to better attract and retain superior employees for key positions. The Talent and Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to Named Executive Officers. The Talent and Compensation Committee intends to maintain only those perquisites and other benefits that it determines to be necessary components of total compensation and that are not inconsistent with shareholder interests. The Talent and Compensation Committee has determined that Mr. Pearson should ordinarily use the Company aircraft for all travel, both business and personal. Certain travel by Mr. Pearson’s immediate family is also permitted. The foregoing use by Mr. Pearson and his immediate family is at the Company’s expense; however, as of January 1, 2014, Mr. Pearson will be solely responsible for the related income tax incurred and the Company will no longer gross Mr. Pearson up for these taxes. The Company believes that making the Company aircraft available to Mr. Pearson allows him to serve shareholder interests by efficiently and securely conducting business during and when traveling; however, the Company believes that Mr. Pearson should be responsible for any income tax incurred by him in connection with this use. All other use by Mr. Pearson and other executives shall be pursuant to the Company’s policy on aircraft use or, with respect to Mr. Pearson, the approval of the Chairperson of the Talent and Compensation Committee or the Lead Independent Director.

Attributed costs of the personal benefits described above for the Named Executive Officers for the fiscal year ended December 31, 2013, are included in the column entitled “All Other Compensation” of the Summary Compensation Table.

Employment Agreements

To foster the retention of our key management team, we have entered into an employment agreement with each of our active Named Executive Officers, including Mr. Pearson, that incorporates the Valeant compensation philosophy. The evolution of Mr. Pearson’s employment agreement is described below.

The Company’s pay philosophy was designed and implemented in 2008 for Mr. Pearson, the then-newly hired Chief Executive Officer and his executive leadership team of Valeant Pharmaceuticals International (“Old Valeant”). In 2010, Valeant Pharmaceuticals International merged with Biovail Corporation (“Biovail”). Biovail was the surviving company, but it was renamed Valeant Pharmaceuticals International, Inc. (“New Valeant,” which is the Company). The pay philosophy of Old Valeant was adopted by the Company and its management team.

Mr. Pearson signed an original 3 year employment agreement with Old Valeant in February 2008. His salary was $1 million per year, his bonus opportunity was up to 200% of salary, he received 1,024,591 options, 407,498 PSUs and was required to buy at least $3 million of Company shares, with a matching RSU granted for each share he purchased up to $5 million. The PSUs had a minimum compound annual TSR trigger of 15% and a maximum of 45%.

By November 2009, the share price of Old Valeant had a TSR of 168%, compared to a decline of 21% for the S&P 500 index. Mr. Pearson was nearing the trigger point for the maximum amount of PSUs achievable under the contract. The Talent and Compensation Committee and Board of Directors decided to proactively amend Mr. Pearson’s employment agreement with the goal of retaining Mr. Pearson beyond his 3 year agreement and to motivate him to continue to drive Valeant’s TSR by first, preventing him from monetizing shares in the Company, and second, by granting new equity with higher TSR hurdles. The outcome of this negotiation was that Mr. Pearson agreed not to sell any net shares in Valeant until 2014 even if he were to voluntarily leave the Company. The Board of Directors believed this was a more effective and enforceable retention tool than any non-compete agreement, as well as being highly motivating to drive TSR. In return for sacrificing his liquidity, Mr. Pearson’ salary was raised to $1.5 million. The Board of Directors also granted Mr. Pearson new stock options and PSUs, with the option exercise price and the PSU measurement base price set at the price equal to the 45% 3-year TSR price under the original contract (which was approximately 15% higher than the stock price on the date of grant).

In March 2010, Mr. Pearson and Old Valeant entered into an amendment to his employment agreement to reflect tax law changes, with such amendment reflecting provisions that were economically equal to, or less favorable to, Mr. Pearson.

In September 2010, Old Valeant merged with Biovail to form New Valeant. This was a change of control and under Mr. Pearson’s employment contract all his equity grants should have vested. The Board of Directors negotiated with Mr. Pearson and he waived his rights to vest in return for a new tranche of PSUs at a 60% 3-year TSR trigger price.

In 2011, the Board of Directors again amended Mr. Pearson’s employment contract, with the goal of extending his employment beyond 2014. Mr. Pearson’s salary was increased to $1,600,000. In addition, given that most of the performance hurdles associated with previous equity grants had been achieved, the Board of Directors determined that it was in the shareholder’s best interests to award an additional equity grant (stock options and PSUs) to support the Company’s aforementioned goal of increasing long term shareholder returns. In addition, Mr. Pearson also agreed to certain restrictions on not selling shares up to February 1, 2017.

In 2012, given the significant growth and success of the Company, the Talent and Compensation Committee updated the industry-based peer group of companies to more appropriately reflect the size and scope of the Company. Coincident with the update of this peer group and in recognition of the Company’s continued growth and success, Mr. Pearson’s salary was increased to $1,750,000 and his target bonus opportunity was increased from 100% of base salary to 130%. In 2013, after a further review of Mr. Pearson’s compensation and performance of the Company, Mr. Pearson’s target bonus opportunity was increased to 150% effective April 1, 2013.

By December 31, 2013, the share price of Valeant had a TSR of 351.5% since the time of the Biovail-Valeant merger. In light of the continued growth and success of the Company and after a further review of

Mr. Pearson’s compensation, the Talent and Compensation Committee increased Mr. Pearson’s salary to $2,000,000 and his target bonus opportunity from 150% of base salary to 200% of base salary (and his maximum bonus opportunity to 400% of base salary), eliminated the tax gross-up related to the personal use of the corporate aircraft by Mr. Pearson and his family and consented to allow Mr. Pearson to donate up to 1,000,000 shares to charity. In addition, the Company and Mr. Pearson intend to enter into a new employment agreement to provide for a five-year extension of his employment term and be based on base salary, bonus and PSUs instead of stock options and PSUs having equal weighting. It is currently contemplated that the new employment agreement will provide for:

•	equity grants that include PSUs with vesting of up to five times the base amount should the compounded annual TSR of the Company equal or exceed 50% over the period;

•	reducing Mr. Pearson’s severance multiplier following a change in control from three to two times the sum of base salary and target bonus;

•	removing as a “good reason” trigger the requirement that Mr. Pearson be chairman of the Board of Directors of the surviving company following a change in control; and

•	permitting Mr. Pearson to sell a portion of his net shares through a selling plan, with a commitment to hold a portion of his shares beyond the termination of his employment with the Company.

The Company and Mr. Pearson expect that the new employment agreement will be entered into near the end of 2014 or in early 2015, although the final terms of any agreement, and the decision whether to enter into an agreement, remain in the discretion of the Talent and Compensation Committee.

The Company entered into a new letter agreement with Mr. Chai-Onn in January 2014 to reflect the changes to Mr. Chai-Onn’s compensation described above, clarify the existing provisions, and provide for a fixed term of six years, which ties to the vesting period of Mr. Chai-Onn’s recent stock option grant, which vests in seven equal installments on December 12, 2014, 2015, 2016, 2017, 2018, 2019 and 2020 subject to Mr. Chai-Onn’s continued employment through the relevant vesting date. The stock option grant is subject to shareholder approval of the Company’s 2014 Omnibus Incentive Plan, as further described on page 73. A detailed description of each of the employment agreement with Mr. Pearson and each of the other employment letters is set forth on pages 53-55.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Talent and Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which provides that we may not deduct compensation in excess of $1,000,000 that is paid to certain individuals unless that compensation is performance based and meets other requirements. While prior to 2011 our compensation programs were not designed with a focus on Section 162(m), because much of the compensation paid to our Named Executive Officers was deductible by non-U.S. companies, beginning in 2011 after shareholder approval of our 2011 Omnibus Incentive Plan and the amendment to our 2007 Equity Compensation Plan at our 2011 Annual Shareholders Meeting and on a going-forward basis, we developed our compensation plans to take into account the deduction limitations of Section 162(m). Our 2011 Omnibus Incentive Plan and the amendment to the 2007 Equity Compensation Plan, both of which were approved at the 2011 Annual Shareholders Meeting, are designed to increase the deductibility of compensation paid to our Named Executive Officers. Likewise, our 2014 Omnibus Incentive Plan, which is the subject of Proposal No. 4 at this annual meeting, is designed to be compliant with Section 162(m). However, in certain situations, the Talent and Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for our executive officers.

Accounting for Stock-Based Compensation

We account for stock-based payments including grants under each of our equity compensation plans in accordance with the requirements of FASB ASC Topic 718 (formerly, FASB Statement 123(R)).

COMPENSATION COMMITTEE REPORT

The Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee of our Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Ronald H. Farmer, Chairperson

Fred Hassan

Robert A. Ingram

G. Mason Morfit

Robert N. Power

SUMMARY COMPENSATION TABLE

The following table sets forth the annual and long-term compensation awarded to or paid to the Named Executive Officers for services rendered to the Company in all capacities during the year ended December 31, 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)(2)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)(3)		Total ($)

J. Michael Pearson(4)	2013	1,750,000	—	—		—		4,789,531	(5)	458,203	(6)	6,997,734
Chief Executive Officer	2012	1,712,500	—	—		—		3,827,056		573,419		6,112,975
	2011	1,578,462	—	12,168,384		6,015,000		2,996,825		13,951,315		36,709,986

Howard B. Schiller(4)	2013	1,000,000	—	1,166,991	(7)	—		1,793,125	(5)	3,872		3,963,988
Executive Vice President and	2012	1,000,000	—	4,306,375		—		1,362,750		46,586		6,715,711
Chief Financial Officer	2011	83,333	—	4,569,417		3,446,000		98,125		143		8,197,018

Robert R. Chai-Onn	2013	750,000	—	568,717	(7)	9,351,000	(8)	1,344,844	(5)	6,765		12,021,326
Executive Vice President, General Counsel and Chief Legal Officer, Head of Corporate and Business Development	2012	700,000	—	—		—		967,553		7,348		1,674,901
	2011	550,000	—	558,500		—		647,625		18,910		1,775,035

Laizer D. Kornwasser(9)	2013	511,138	—	5,677,305	(7)(10)	1,899,830		716,961	(5)	8,695		8,813,929
Executive Vice President, Company Group Chairman

Daniel M. Wechsler(11)	2013	238,974	—	5,000,384	(10)	2,494,440		—		443,868	(6)	8,177,666
Executive Vice President, Company Group Chairman

(1)	For 2013, this column represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for all stock awards granted in 2013, which include RSUs, PSUs and matching RSUs.

(2)

This column represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for all options awards granted in 2013. Assumptions used in the calculation of these amounts, including the amounts described in footnote (1), are included in Note 17 to our financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

(3)	The following tables set forth all other compensation provided to the Named Executive Officers for 2013.

Name	Executive Allowance(A)	Group Term Life Insurance	Whole Life Insurance	401(k) Match	Personal Use of Aircraft
J. Michael Pearson	35,000	2,622	2,594	5,833	301,618	(6)
Howard B. Schiller	—	2,622	—	1,250	—
Robert R. Chai-Onn	—	1,140	—	5,625	—
Laizer D. Kornwasser	—	1,045	—	7,650	—
Daniel M. Wechsler	—	—	—	6,176	1,910	(6)

Name	Life Insurance	Service Award	Severance Payout
J. Michael Pearson	109,738	797	—
Howard B. Schiller	—	—	—
Robert R. Chai-Onn	—	—	—
Laizer D. Kornwasser	—	—	—
Daniel M. Wechsler	—	—	435,782

(A)	The executive allowance is intended to be used for automobile leases, financial planning, supplemental life insurance and/or a health fitness membership.

(4)	Messrs. Pearson and Schiller also served as members of our Board. Neither Mr. Pearson nor Mr. Schiller received additional compensation of any kind for his services as a Board member.

(5)	The amounts included are for performance bonuses earned under the annual incentive cash bonus program from January 1, 2013 to December 31, 2013, but paid in the following year.

(6)

Amount includes the value of Messrs. Pearson and Wechsler’s personal use of the Company’s aircraft (with the Company’s incremental cost calculated based on the hourly charge for the flight, the fuel charge for the flight and the ground transportation charge in accordance with the Company’s policy on aircraft use). These amounts include $153,584 and $903, respectively, associated with an income tax gross-up. We did not include the incremental cost of any portion of our monthly aircraft management fee, which we would have paid regardless of the personal use, or depreciation on the plane, which does not vary based on use.

(7)

Included in the value of stock awards is the grant date fair value of time-based RSU awards issued in 2013 in accordance with the Company’s share matching program for Messrs. Schiller ($1,166,991), Chai-Onn ($568,717) and Kornwasser ($659,630). The grant date fair value of time-based RSUs is estimated based on the closing price of the Company’s Common Shares on the date of grant.

(8)

These stock options vest in seven equal installments on December 12, 2014, 2015, 2016, 2017, 2018, 2019 and 2020 subject to the Named Executive Officer’s continued employment through the relevant vesting date. The grant is subject to shareholder approval of the Company’s 2014 Omnibus Incentive Plan, as further described on page 73. Mr. Chai-Onn’s last equity grant, prior to this grant, was in 2010.

(9)	Mr. Kornwasser joined the Company on February 1, 2013.

(10)

Included in the value of stock awards is the grant date fair value of PSU awards that are subject to certain performance conditions related to TSRs for Messrs. Kornwasser ($5,017,675) and Wechsler ($5,000,384) which were calculated based on the probable outcome of the performance conditions related to these awards in accordance with FASB ASC 718. The following table shows the fair value of the awards of each Named Executive Officer on the date of grant if the value of these grants would have been calculated assuming a conversion into the maximum number of Common Shares based on the closing price of the Company’s Common Shares on the date of grant. Upon Mr. Wechsler’s resignation, his PSUs were forfeited.

Named Executive Officer	Fair Value of Awards
Mr. Kornwasser	9,078,750
Mr. Wechsler	9,664,806

(11)

Mr. Wechsler joined the Company in August 2013 and resigned from the Company on February 28, 2014. Upon Mr. Wechsler’s resignation, the Company and Mr. Wechsler entered into a separation agreement that included non-competition and non-solicitation clauses that will be in effect for one-year from the date of the agreement. In consideration of Mr. Wechsler entering into this agreement, he received a separation payment.

Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards(1) ($/Sh)	Full Grant Date Fair Value(2) ($)

		Threshold ($)	Target ($)	Maximum ($)	Target (#)		Maximum (#)
J. Michael Pearson	N/A	0	2,537,000	4,550,000

Howard B. Schiller	01/20/13								18,300	(3)				1,166,991
	N/A	0	950,000	1,900,000

Robert R. Chai-Onn	12/12/13										180,000	(4)	106.49	9,351,000
	10/20/13								5,032	(5)				568,717
	N/A	0	712,500	1,425,000

Laizer D. Kornwasser	10/20/13								4,500	(5)				508,590
	04/20/13								2,000	(6)				151,040
	03/04/13										85,000	(7)	67.63	1,899,830
	02/01/13				45,000	(8)	135,000	(8)						5,017,675
	N/A	0	403,333	806,667

Daniel M. Wechsler	08/12/13										82,000	(9)	101.87	2,494,440
	08/12/13				31,600	(10)	94,800	(10)						5,000,384
	N/A	0	434,931	869,861

(1)	This column shows the exercise price for the stock options granted.

(2)	Unless provided otherwise, this column shows the grant date fair value of each equity award computed in accordance with FASB ASC Topic 718.

(3)

These RSUs vest 1/3 per year for three years on January 20, 2014, 2015 and 2016, subject to the Named Executive Officer’s continued employment through the relevant vesting date. The RSUs were issued pursuant to a share match program where one Common Share purchased entitles the purchaser to a match of one RSU representing one Common Share.

(4)

These stock options vest in seven equal installments on December 12, 2014, 2015, 2016, 2017, 2018, 2019 and 2020 subject to the Named Executive Officer’s continued employment through the relevant vesting date. The grant is subject to shareholder approval of the Company’s 2014 Omnibus Incentive Plan, as further described on page 73.

(5)

These RSUs vest 1/3 per year for three years on October 20, 2014, 2015 and 2016, subject to the Named Executive Officer’s continued employment through the relevant vesting date. The RSUs were issued pursuant to a share match program where one Common Share purchased entitles the purchaser to a match of one RSU representing one Common Share.

(6)

These RSUs vest 1/3 per year for three years on April 20, 2014, 2015 and 2016, subject to the Named Executive Officer’s continued employment through the relevant vesting date. The RSUs were issued pursuant to a share match program where one Common Share purchased entitles the purchaser to a match of one RSU representing one Common Share.

(7)	These stock options vest in four equal installments on March 4, 2014, 2015, 2016 and 2017 subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(8)

These amounts show the potential number of PSUs that may convert into Common Shares only if the TSR meets or exceeds certain thresholds on November 1, 2015, February 1, 2016 and May 1, 2016 (the “Initial Measurement Dates”) or November 1, 2016, February 1, 2017 and May 1, 2017 if not achieved at the Initial Measurement Dates.

(9)	These stock options vest in four equal installments on August 12, 2014, 2015, 2016 and 2017 subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(10)

These amounts show the potential number of PSUs that may convert into Common Shares only if the TSR meets or exceeds certain thresholds on May 12, 2016, August 12, 2016 and November 12, 2016 (the “Initial Measurement Dates”) or May 12, 2017, August 12, 2017 and November 12, 2017 if not achieved at the Initial Measurement Dates. These amounts were forfeited upon Mr. Wechsler’s resignation from the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on the holdings of stock options and stock awards by the Named Executive Officers as of December 31, 2013. This table includes unexercised and unvested option awards and unvested RSUs and performance share units. Each equity grant is shown separately for each Named Executive Officer. The market value of the stock awards is based on the closing market price of our Common Shares on December 31, 2013, which was $117.40.

Name	Date of Grant*	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Options Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
J. Michael Pearson	10/24/11						51,882	(1)	6,090,947
	08/23/11	250,000	250,000	(2)	54.76	08/23/2021
	08/23/11									120,000	(3)	14,088,000
	12/01/09	726,937	726,937	(4)	12.87	02/01/2019
	12/01/09						32,258	(5)	3,787,089
	02/01/08	2,979,254	—		4.20	02/01/2018

Howard B. Schiller	01/20/13						18,300	(1)	2,148,420
	04/20/12						18,534	(1)	2,175,892
	01/20/12						36,334	(1)	4,265,612
	12/01/11	100,000	100,000	(2)	46.21	12/01/2021
	12/01/11									90,000	(6)	10,566,000

Robert R. Chai-Onn	12/12/13	—	180,000	(7)	106.49	12/12/2023
	10/20/13						5,032	(1)	590,757
	07/25/11						3,334	(1)	391,412
	11/11/10	136,407	45,470	(8)	25.42	11/11/2015
	03/03/10	48,822	16,275	(2)	13.24	03/03/2017
	10/30/07	14,537	—		5.09	10/30/2017
	10/31/06	46,523	—		6.43	10/31/2016
	11/01/05	43,615	—		6.10	11/01/2015
	08/09/04	25,203	—		6.45	08/09/2014

Laizer D. Kornwasser	10/20/13						4,500	(1)	528,300
	04/20/13						2,000	(1)	234,800
	03/04/13	—	85,000	(2)	67.63	03/04/2023
	02/01/13									45,000	(9)	5,283,000

Daniel M. Wechsler	08/12/13	—	82,000	(2)	101.87	08/12/2023
	08/12/13									31,600	(10)	3,709,840

*	For a better understanding of this table, we have included an additional column showing the grant date of the stock options and stock awards.

(1)	The RSUs vest in three equal installments on the first, second and third anniversary of the date of grant, subject to the Named Executive Officer’s continued employment through the vesting date.

(2)

These stock options vest in four equal installments on the first, second, third and fourth anniversary of the date of grant, subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(3)

These 120,000 PSUs could vest in up to 480,000 Common Shares subject to specific performance criteria tied to TSR as measured on May 23, 2014, August 23, 2014 and November 23, 2014 or May 23, 2015, August 23, 2015 and November 23, 2015 if not achieved at the initial measurement dates.

(4)

The stock options vest in four equal parts vesting from February 1, 2011 with the vesting dates of February 1, 2012, February 1, 2013, February 1, 2014 and February 1, 2015, subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(5)	The RSUs vest monthly over a three-year period beginning on March 1, 2011, subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(6)

These 90,000 PSUs have vested in 90,000 units and could vest in up to 180,000 more Common Shares subject to specific performance criteria tied to TSR as measured on September 1, 2014, December 1, 2014 and March 1, 2015 or September 1, 2015, December 1, 2015 and March 1, 2016 if not achieved at the initial measurement dates.

(7)

These stock options vest in seven equal installments on the first, second, third, fourth, fifth, sixth and seventh anniversary of the date of grant, subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(8)	These stock options vest in four equal installments on October 8, 2011, 2012, 2013 and 2014, subject to the Named Executive officer’s continued employment through the relevant vesting date.

(9)

These 45,000 PSUs could vest in up to 135,000 Common Shares subject to specific performance criteria tied to TSR as measured on November 1, 2015, February 1, 2016 and May 1, 2016 or November 1, 2016, February 1, 2017 and May 1, 2017 if not achieved at the initial measurement dates.

(10)

These 31,600 PSUs could vest in up to 94,800 Common Shares subject to specific performance criteria tied to TSR as measured on May 12, 2016, August 12, 2016 and November 12, 2016 or May 12, 2017, August 12, 2017 and November 12, 2017 if not achieved at the initial measurement dates. These amounts were forfeited upon Mr. Wechsler’s resignation from the Company.

Option Exercises and Stock Vested

The following table provides information regarding option exercises by the Named Executive Officers during 2013 and shares acquired on vesting of RSUs and performance share units held by the Named Executive Officers during 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Net Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(2)
J. Michael Pearson	—	—	51,880	(3)	5,842,726	(3)
Howard B. Schiller	—	—	117,432		11,009,414
Robert R. Chai-Onn	—	—	160,268		15,998,249
Laizer D. Kornwasser	—	—	—		—
Daniel M. Wechsler	—	—	—		—

(1)	The value realized on exercise is based on the time of the price of the Company’s Common Shares on the exercise date.

(2)	The value realized on vesting is based on the closing price of the Company’s Common Shares on the day prior to vesting date.

(3)

The amounts reported do not include 502,996 PSUs (with a value of $37,558,711.32) which vested in 2013 but are not issuable until the year 2019 pursuant to Mr. Pearson’s employment agreement and do not include 193,558 RSUs (with a value of $16,699,666) which also vested in 2013 but are not issuable until the year 2019 pursuant to his employment agreement. In addition, the amounts reported do not include 707,820 RSUs (with a value of $52,852,919) which vested in 2009 and 2010 that were issued in 2013 pursuant to his employment agreement.

Nonqualified Deferred Compensation

	Executive Contribution in Last Fiscal Year ($)	Registrant Contribution in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawal/ Distributions ($)(3)	Aggregate Balance at Last Fiscal Year End ($)(4)
J. Michael Pearson	—	54,258,377	124,944,294	52,852,919	258,931,335

(1)

Represents the value of PSUs and RSUs that vested during 2013 but, pursuant to the terms set forth in Mr. Pearson’s employment agreement, will not be settled in Common Shares until 2019 (or upon the earlier occurrence of certain events). The PSU and RSU awards were reported in the Summary Compensation Table in the year of grant, in accordance with the disclosure rules, and do not represent additional compensation. No equity awards were granted to Mr. Pearson in 2013.

(2)	Reflects the change in the Company’s Common Share price from $60.75 on January 2, 2013 to $117.40 on December 31, 2013.

(3)

In 2013, pursuant to the terms of Mr. Pearson’s employment agreement, the Company delivered Common Shares to Mr. Pearson in satisfaction of 707,820 RSUs granted to Mr. Pearson on February 1, 2008 in connection with his hire that vested in 2009 and 2010. The Common Shares that were delivered in 2013 with respect to these RSUs remain subject to sale restrictions as described on page 35 of the CD&A.

(4)

Represents the aggregate value (based on the closing price of the Company’s Common Shares on December 31, 2013) of units held by Mr. Pearson that have vested but have not yet been delivered. These stock-based awards were disclosed in the Summary Compensation Table in the year of grant and do not represent additional compensation to Mr. Pearson or an additional cash obligation of the Company.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Pearson

The Company is a party to an employment agreement with Mr. Pearson, which was amended in March 2011 (the “CEO Agreement”). Pursuant to the CEO Agreement, Mr. Pearson is entitled to a cash severance payment on a qualifying termination of employment by the Company without Cause (as defined in the CEO Agreement) or by Mr. Pearson for Good Reason (as defined below) equal to the sum of two times Mr. Pearson’s base salary plus $3,000,000 and a pro-rated annual bonus based on actual performance of the Company. If Mr. Pearson’s employment is terminated by the Company without Cause or by Mr. Pearson for Good Reason in either case within 12 months following a change in control of the Company, he would be entitled to a cash severance payment equal to three times the sum of his base salary and target bonus, a pro-rata target bonus, and continued health and welfare benefits for two years. In addition, on termination of Mr. Pearson’s employment without Cause or for Good Reason or as a result of his death or disability, the vesting and exercisability of Mr. Pearson’s options will be accelerated and the vesting of certain awards of RSUs will vest and the performance thresholds applicable to the PSUs will be assessed through termination and a number of units will vest upon termination based on that performance. “Good Reason” is defined under the CEO Agreement to generally include (i) a diminution of duties and responsibilities, including removing Mr. Pearson as Chairman of the Board for any reason other than compliance with applicable law or stock exchange rules, (ii) any reduction in base salary or target bonus (other than any reduction expressly permitted by the CEO Agreement), and (iii) a material breach by the Company of a material provision of the CEO Agreement. Mr. Pearson will be subject to covenants not to compete with the Company, and not to solicit employees, during his employment and for a period of 12 months thereafter. As described under “Employment Agreements”, the Company and Mr. Pearson intend to enter into a new employment agreement that will extend his employment term and modify certain of the terms described in this paragraph.

Schiller

The Company is party to a letter agreement with Mr. Schiller, which was entered into on November 10, 2011. Pursuant to the letter agreement, in the event of the termination of Mr. Schiller’s employment by the Company without Cause (as defined in his letter agreement) or by Mr. Schiller for Good Reason (which includes a diminution in responsibility, compensation reduction, the Company’s material breach of a material provision of the letter agreement, or relocation in excess of 50 miles), Mr. Schiller is entitled to a cash severance payment equal to two times the sum of his base salary plus his target annual bonus (or, in the event of a termination without Cause or for Good Reason within twelve months following a change in control of the Company, three times the sum of his base salary and target annual bonus), a pro-rata annual bonus based on the lesser of actual performance of the Company and target, continued health and welfare benefits for 12 months, and outplacement services up to $20,000. The letter agreement also provides Mr. Schiller with a grant of stock options and PSUs. On termination of Mr. Schiller’s employment without Cause or for Good Reason or as a result of his death or disability, the vesting and exercisability of Mr. Schiller’s options will be accelerated, and if such termination of employment occurs following the one year anniversary of the grant date of his PSUs, the performance thresholds applicable to such units will be assessed through termination and a number of units will vest upon termination based on that performance (provided that if his employment terminates due to death prior to the first anniversary, the performance thresholds applicable to such units will be assessed on an assumed measurement period of one year). In the event of a change in control of the Company, the PSUs will be converted into time-based RSUs equal to the number of RSUs that would have vested based on performance through the change in control. Mr. Schiller is required to comply with any share ownership requirements adopted by the Company. Mr. Schiller is subject to a covenant not to solicit employees during his employment and for a period of 12 months thereafter.

Chai-Onn

The Company is party to a letter agreement with Mr. Chai-Onn, which was entered into on January 13, 2014. Pursuant to the letter agreement, in the event of the termination of Mr. Chai-Onn’s employment by the Company without Cause (as defined in his letter agreement) or by Mr. Chai-Onn for Good Reason (which includes a diminution in responsibility including ceasing to be the most senior legal officer of the Company, compensation reduction, the Company’s material breach of a material provision of the letter agreement, and certain relocations, Mr. Chai-Onn is entitled to a cash severance payment equal to two times the sum of his base salary plus his target annual bonus, a pro-rata annual bonus based on the lesser of actual performance of the Company and target, continued health and welfare benefits for 12 months, and outplacement services up to $20,000. The equity awards granted pursuant to the terms of the employment letter (options and PSUs) are subject to forfeiture on Mr. Chai-Onn’s termination of employment except as described below. In the event of a termination without Cause or for Good Reason other than in connection with a change in control, the vesting and exercisability of his options that would have vested during the one year following termination will be accelerated. In the event of a termination without Cause or for Good Reason in either case within 12 months following a change in control of the Company, or in the event Mr. Chai-Onn’s employment terminates as a result of his death or disability, the vesting and exercisability of his options that would have vested during the three years following termination will be accelerated. In addition, in the event of a termination without Cause or for

Good Reason or if Mr. Chai-Onn’s employment terminated as a result of his disability or death, the performance thresholds applicable to the PSUs will be assessed through termination and a pro-rata portion of such units will vest upon termination based on a fraction, the numerator of which is the number of days from the date of grant through termination, and the denominator of which is the number of days from the date of grant through the sixth anniversary of the date of grant (except that in the event of his disability or death, the pro-rata portion will be based on three additional years of vesting). In the event of a change in control of the Company in which the PSUs are assumed or substituted, the PSUs will vest upon a qualifying termination as described above. In the event of a qualifying termination within 12 months following a change in control of the Company (or during the six months prior to the change in control if such termination was related to the change in control) in which the PSUs are not assumed or substituted, the PSUs will vest as described above except that the date of the change in control will be treated as the date of the termination of employment. Mr. Chai-Onn is required to comply with any share ownership requirements adopted by the Company provided that the minimum share ownership requirement shall be $10 million. Mr. Chai-Onn is subject to a covenant not to solicit employees during his employment and for a period of 12 months thereafter.

Kornwasser and Wechsler

The Company has entered into employment letters with each of Mr. Kornwasser and Mr. Wechsler (each, an “executive”). In the event of the termination of the executive’s employment by the Company without Cause (as defined in the employment letters) or by the executive for “Good Reason” (which includes a diminution in responsibility, compensation reduction, or the Company’s material breach of a material provision of the employment letter), the executive would be entitled to a cash severance payment equal to the sum of the executive’s annual base salary and target annual bonus (or, in the event of a termination without Cause or for Good Reason either in contemplation of or within 12 months following a change in control of the Company, two times the sum of the executive’s annual base salary and target annual bonus), a pro-rata annual bonus based on the lesser of actual performance of the Company and target (or based on target in the event of a change in control termination), continued health and welfare benefits for 12 months, and outplacement services up to $20,000. The equity awards granted pursuant to the terms of the employment letters (options and performance share awards) are subject to forfeiture on the executive’s termination of employment except as described below. If the executive is terminated by the Company without Cause or by the executive for Good Reason in either case within 12 months following a change in control of the Company, or in the event the executive’s employment terminates as a result of his death, the vesting and exercisability of the executive’s options will be accelerated. In addition, if the executive is terminated by the Company without Cause or by the executive for Good Reason or if the executive’s employment terminated as a result of his disability or as a result of the executive’s death, in each case following the one-year anniversary of the grant date, the performance thresholds applicable to the performance share units will be assessed through termination and a pro-rata portion of such units will vest upon termination based on a fraction, the numerator of which is the number of days from the date of grant through termination, and the denominator of which is 1,095 (except that in the event of the executive’s death, the performance thresholds applicable to the performance share units will be assessed through termination and a the portion of such units that vest upon termination will not be pro-rated). In the event of a change in control of the Company, the performance-based RSUs will be converted into time-based RSUs equal to the number of RSUs that would have vested based on performance through the change in control. Each executive is required to comply with any share ownership requirements adopted by the Company. Each executive is subject to a covenant not to solicit employees during the executive’s employment and for a period of 12 months thereafter. As noted above, Mr. Wechsler resigned from the Company on February 28, 2014.

Termination/Change-in-Control(1)

Name	Cash Severance ($)		Benefits and Perquisites ($)(2)	Accelerated Option Vesting ($)(3)	Accelerated RSU Vesting ($)(4)
J. Michael Pearson	15,400,000	(5)	288,833	75,986,725	32,369,045
Howard B. Schiller	6,800,000	(5)	41,095	—	29,721,923
Robert R. Chai-Onn	3,637,500	(6)	44,470	7,841,335	982,168
Laizer D. Kornwasser	2,309,999	(6)	44,783	4,230,450	32,461,100
Daniel M. Wechsler	2,604,793	(6)	30,919	1,273,460	6,615,490

(1)

This table includes estimated amounts payable assuming each Named Executive Officer’s employment was terminated on December 31, 2013 by us without cause or by the Named Executive Officer for good reason within 12 months following a change in control. The 2007 Equity Compensation Plan provides for a reduction in benefits paid as a result of a change in control if the acceleration of the vesting and exercisability of any stock awards, together with payments and other benefits of a participant in the 2006 Stock Option Plan, become subject to Section 280G of the Code, to the extent that the reduction in benefits yields a more favorable after tax result for the participant.

(2)

The amounts shown in this column represent certain benefits and perquisites that the Named Executive Officers would receive, including medical insurance coverage, 401(k) matching contributions, life insurance coverage and outplacement services.

(3)

The amounts shown in this column represent the product of (i) the number of unvested shares underlying the stock options held by the Named Executive Officer at December 31, 2013 which would vest pursuant to the terms of the individual employment agreements or award agreements, multiplied by (ii) an amount equal to the share price on December 31, 2013, which was $117.40, less the option price.

(4)

The amounts shown in this column represent the product of (i) the number of unvested shares subject to PSUs, matching RSUs and RSUs, held by the Named Executive Officer, as applicable, at December 31, 2013 which would be accelerated pursuant to the terms of the individual employment agreements or award agreements, multiplied by (ii) the share price on December 31, 2013, which was $117.40.

(5)

The amount shown is equal to (A) three times the sum of the Named Executive Officer’s (x) base salary as of December 31, 2013, and (y) 2013 target bonus, plus (B) a prorated target bonus (based on the number of days employed during the fiscal year).

(6)

The amount shown is equal to (A) two times the sum of the Named Executive Officer’s (x) base salary as of December 31, 2013, and (y) 2013 target bonus, plus (B) a prorated target bonus (based on the number of days employed during the fiscal year).

Termination/ No Change-in-Control(1)

Name	Cash Severance ($)		Benefits and Perquisites ($)(2)	Accelerated Option Vesting ($)(3)	Accelerated RSU Vesting ($)(4)
J. Michael Pearson	9,037,500	(5)	288,833	75,986,725	25,175,843
Howard B. Schiller	4,850,000	(6)	41,095	7,119,000	20,053,211
Robert R. Chai-Onn	3,637,500	(6)	44,470	—	—
Laizer D. Kornwasser	1,356,666	(7)	44,783	—	—
Daniel M. Wechsler	1,519,862	(7)	30,919	—	—

(1)

This table includes estimated amounts payable assuming each Named Executive Officer’s employment were terminated on December 31, 2013 by us without cause or by the Named Executive Officer for good reason.

(2)

The amounts shown in this column represent certain benefits and perquisites that the Named Executive Officers would receive, including medical insurance coverage, 401(k) matching contributions, life insurance coverage and outplacement services.

(3)

The amounts shown in this column represent the product of (i) the number of unvested shares underlying the stock options held by the Named Executive Officer at December 31, 2013 which would vest pursuant to the terms of the individual employment agreements or award agreements, multiplied by (ii) an amount equal to the share price on December 31, 2013, which was $117.40, less the option price.

(4)

The amounts shown in this column represent the product of (i) the number of unvested shares subject to PSUs, matching RSUs and RSUs, held by the Named Executive Officer, as applicable, at December 31, 2013 which would be accelerated pursuant to the terms of the individual employment agreements or award agreements, multiplied by (ii) the share price on December 31, 2013, which was $117.40.

(5)

The amount shown is equal to (A) the sum of (x) two times Mr. Pearson’s base salary as of December 31, 2013, and (y) $3 million, plus (B) the lesser of the bonus based on actual performance or target bonus, prorated based on the number of days employed during the fiscal year.

(6)

The amount shown is equal to (A) two times the sum of (x) the Named Executive Officer’s base salary as of December 31, 2013, and (y) 2013 target bonus, plus (B) the lesser of the bonus based on actual performance or target bonus, prorated based on the number of days employed during the fiscal year.

(7)

The amount shown is equal to (A) the sum of (x) the Named Executive Officer’s base salary on December 31, 2013, and (y) 2013 target bonus, plus (B) the lesser of the bonus based on actual performance or target bonus, prorated based on the number of days employed during the fiscal year.

Termination/Death(1)

Name	Cash Severance ($)	Benefits and Perquisites ($)	Accelerated Option Vesting ($)(2)	Accelerated RSU Vesting ($)(3)
J. Michael Pearson	—	—	75,986,725	32,369,045
Howard B. Schiller	—	—	7,119,000	29,721,923
Robert R. Chai-Onn	—	—	1,963,800	982,168
Laizer D. Kornwasser	—	—	4,230,450	32,461,100
Daniel M. Wechsler	—	—	1,273,460	6,615,490

(1)	This table includes estimated amounts payable assuming each Named Executive Officer’s employment were terminated on December 31, 2013 as a result of the Named Executive Officer’s death.

(2)

The amounts shown in this column represent the product of (i) the number of unvested shares underlying the stock options held by the Named Executive Officer at December 31, 2013 which would vest pursuant to the terms of the individual employment agreements or award agreements, multiplied by (ii) an amount equal to the share price on December 31, 2013, which was $117.40, less the option price.

(3)

The amounts shown in this column represent the product of (i) the number of unvested shares subject to PSUs, matching RSUs and RSUs, held by the Named Executive Officer, as applicable, at December 31, 2013 which would be accelerated pursuant to the terms of the individual employment agreements or award agreements, multiplied by (ii) the share price on December 31, 2013, which was $117.40.

Termination/ Disability(1)

Name	Cash Severance ($)	Benefits and Perquisites ($)	Accelerated Option Vesting ($)(2)	Accelerated RSU Vesting ($)(3)
J. Michael Pearson	—	—	75,986,725	32,369,045
Howard B. Schiller	—	—	7,119,000	20,053,211
Robert R. Chai-Onn	—	—	—	—
Laizer D. Kornwasser	—	—	—	—
Daniel M. Wechsler	—	—	—	—

(1)	This table includes estimated amounts payable assuming each Named Executive Officer’s employment were terminated on December 31, 2013 as a result of the Named Executive Officer’s disability.

(2)

The amounts shown in this column represent the product of (i) the number of unvested shares underlying the stock options held by the Named Executive Officer at December 31, 2013 which would vest pursuant to the terms of the individual employment agreements or award agreements, multiplied by (ii) an amount equal to the share price on December 31, 2013, which was $117.40, less the option price.

(3)

The amounts shown in this column represent the product of (i) the number of unvested shares subject to PSUs, matching RSUs and RSUs, held by the Named Executive Officer, as applicable, at December 31, 2013 which would be accelerated pursuant to the terms of the individual employment agreements or award agreements, multiplied by (ii) the share price on December 31, 2013, which was $117.40.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ronald H. Farmer	—	476,888	(2)	—	—	—	—	476,888
Fred Hassan	34,646	294,822		—	—	—	—	329,468
Robert A. Ingram	193,607	374,993		—	—	—	—	568,600
Theo Melas-Kyriazi	—	486,443	(2)	—	—	—	—	486,443
G. Mason Morfit	107,500	374,993		—	—	—	—	482,493
J. Michael Pearson	—	—		—	—	—	—	—
Robert N. Power	100,451	374,993		—	—	—	—	475,444
Norma A. Provencio	—	522,396	(2)	—	—	—	—	522,396
Howard B. Schiller	—	—		—	—	—	—	—
Lloyd M. Segal	85,372	374,993		—	—	—	—	460,365
Katharine B. Stevenson	102,500	374,993		—	—	—	—	477,493

(1)

This column represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for all DSUs and RSUs granted in 2013. Fair value is calculated using the closing price of our Common Shares on the date of grant for purposes of determining the individual grant amounts as described in the narrative below. The following Directors had aggregate outstanding DSUs and/or RSUs at 2013 fiscal year-end: Mr. Farmer (15,999), Mr. Hassan (2,969), Mr. Ingram (58,285), Mr. Melas-Kyriazi (73,953), Mr. Morfit (5,022), Mr. Power (5,022), Ms. Provencio (50,700), Mr. Segal (13,989) and Ms. Stevenson (5,022).

(2)	Includes restricted share units granted in lieu of cash for annual Board and Committee retainers.

At the direction of the full Board, the Nominating and Corporate Governance Committee evaluates the competitiveness of non-employee Directors’ compensation and makes recommendations to the full Board as appropriate. The Board can change the compensation of such Directors at any time. In making its recommendations, the Nominating and Corporate Governance Committee considers both the high level of expertise and the time commitment that Board service at the Company requires. The Nominating and Corporate Governance Committee has sole authority to retain and/or terminate compensation consultants or compensation consulting firms as the Nominating and Corporate Governance Committee may deem appropriate in recommending non-employee Director compensation.

Compensation

On May 22, 2013, the Board approved annual cash retainers of $75,000, which are payable in quarterly installments, and annual cash retainers for the committee chair of each committee are: $50,000 for the Audit and Risk Committee, $20,000 for the Talent and Compensation Committee, $15,000 for the Nominating and Corporate Governance Committee, $15,000 for the Special Independent Committee and $20,000 for the Finance and Transactions Committee, each payable in quarterly installments. In addition, the Board approved annual committee member retainers of $15,000 for the Audit and Risk Committee, $12,500 for the Talent and Compensation Committee, $10,000 for the Nominating and Corporate Governance Committee, $10,000 for the Special Independent Committee and $12,500 for the Finance and Transactions Committee, each payable in quarterly installments. Directors are also reimbursed for their out-of-pocket expenses in attending in-person meetings. Directors are permitted to elect to receive RSUs in lieu of any of the above cash retainers. Any such RSUs so elected are deliverable at the end of a Director’s service with the Company.

In addition to the cash retainers above, on the third day following each Annual Meeting of Shareholders, each non-employee Director is granted a number of RSUs with a fair market value equal to $375,000. These annual RSUs vest and are deliverable on the first anniversary of the grant date, unless the Director elects to defer issuance until the Director’s separation. Prior to 2012, annual RSUs were fully vested on the grant date and deliverable on or following the end of a Director’s service with the Company (“Mandatory Share Units”). Upon recommendation of the Nominating and Corporate Governance Committee, the Board determined that it was in the Company’s best interest to terminate the equity program of Mandatory Share Units and replace it with the current equity program of annual RSUs, as described above. Accordingly, all Mandatory Share Units (other than units granted prior to October 3, 2004) were delivered in 2013 pursuant to the plan termination rules under Code Section 409A.

The amounts of the 2013 Director compensation were unchanged from the amounts approved in May 2012.

Each non-employee Director is expected to hold or control Company common shares (including vested, restricted or deferred share units) having a market value at least equal to $2 million by no later than the fifth anniversary of his or her election or appointment to the Board or, for individuals who were Directors on May 30, 2012, no later than May 30, 2017.

In addition to the compensation described above, any Director serving as the Lead Director is entitled to receive an annual fee of $100,000. Also, a Director serving as the Non-Executive Chairperson is entitled to receive an annual payment of $400,000 (payable $220,000 in RSUs and $180,000 in cash). Mr. Pearson and Mr. Schiller received compensation in 2013 only in their capacity as our Chief Executive Officer and Chief Financial Officer, respectively. See “Summary Compensation Table.”

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity Compensation Plans Approved By Shareholders	14,046,404	(1)(2)(3)	$30.19	346,163
Equity Compensation Plans Not Approved By Shareholders	—		—	—
Total	14,046,404		$30.19	346,163

(1)

Included in this amount is the maximum number of Common Shares that may be issued under each of the PSUs and annual RSUs outstanding as of December 31, 2013. Includes securities underlying VPI awards granted prior to the Merger that were converted to Company awards in connection with the Merger. As of December 31, 2013, the weighted average remaining contractual term of outstanding options was five years.

(2)

Included in this amount is the maximum number of Common Shares that may be issued under the Valeant 2003 and Valeant 2006 Plans representing (i) 5,324,653 Common Shares issuable in respect of options and (ii) 2,215,562 Common Shares issuable in respect of RSUs granted and which remain outstanding under such plans. The weighted average exercise price on the 5,324,653 Common Shares issuable in respect of options is $7.56.

(3)	Not included in this amount are 180,000 options granted to Mr. Chai-Onn that are subject to shareholder approval.

2011 Omnibus Incentive Plan Summary

The Company’s 2011 Omnibus Incentive Plan (the “2011 Plan”) was adopted and approved by the Board and the shareholders of the Company effective as of May 16, 2011. If the shareholders approve the Company’s 2014 Omnibus Incentive Plan (as described in Proposal No. 4), the Company will cease granting new awards under the 2011 Plan.

Awards Under The Plan

Awards under the 2011 Plan may be granted as options (including both incentive stock options and nonqualified stock options), share appreciation rights (“SARs”), share awards (including restricted shares, deferred shares and share units that may be settled either in Common Shares or cash) or cash awards. To date, however, no SARs or deferred shares have been granted under the 2011 Plan. Awards may be granted singly, in combination or in tandem as determined by the Talent and Compensation Committee, in its sole discretion. A maximum of 6,846,310 Common Shares (2.05% of the issued and outstanding Common Shares as of March 31, 2014) may be issued pursuant to the exercise of options or in connection with the vesting of share awards under the terms of the 2011 Plan.

Eligibility

Persons eligible to receive awards are employees and Directors of the Company and its subsidiaries, as well as other individuals, as determined by the Talent and Compensation Committee, who perform services for the Company or a subsidiary in the capacity of a consultant, agent or otherwise. Unless otherwise determined by the Talent and Compensation Committee, members of the Board shall generally not be eligible to receive SARs or options.

Participation Limits

Subject to adjustments made to reflect a change in the Company’s capital structure, including as a result of a stock dividend, stock split, reverse consolidation, recapitalization, reorganization or divestiture or other similar event (“capital structure adjustments”), the aggregate number of Common Shares that may be granted to any “covered employee” during a calendar year in the form of options, SARs, and/or share awards intended to qualify as “performance-based compensation” (such terms having the meanings given in Section 162(m) of the U.S. Internal revenue Code of 1986, as amended, including any rules and regulations thereunder) shall not exceed 1,000,000 shares (computed based on maximum performance).

Furthermore, (i) the number of Common Shares issuable to persons who are reporting insiders (as defined in National Instrument 55-104 — Insider Reporting Requirements and Exemptions of the Canadian Securities Administrators), at any time, under all security-based compensation arrangements of the Company, cannot exceed 10% of issued and outstanding Common Shares of the Company; and (ii) the number of Common Shares issued to such insiders, within any one year period, under all security-based compensation arrangements of the Company, cannot exceed 10% of its issued and outstanding securities.

Expiration of Options and SARs

Generally options and SARs are granted for a term determined by the Talent and Compensation Committee but not to exceed 10 years (the “Original Term”). For options granted as incentive stock options to certain participants, the Original Term shall not exceed five years. If the Original Term of an option and SAR held by a participant expires during a Company blackout period applicable to the participant which prohibits the participant from trading in Company securities, the term of such option shall be extended until the tenth Business Day following the end of the Company blackout period.

Exercise Price of Options and SARs

The exercise price per share for each option and SAR is not less than 100% of the closing price of the Common Shares on the trading day immediately preceding the date of grant.

Vesting

Awards under the 2011 Plan are subject to such vesting provisions as the Talent and Compensation Committee may determine. Options currently outstanding vest in equal installments over a period of three or four years after the date of grant or 100% on the third or fourth anniversary of the grant date. Share units generally vest 100% on the third anniversary of the date of grant.

Dividend Equivalents

The Talent and Compensation Committee may provide that share awards earn dividends or dividend equivalents in the form of additional share awards, subject to such terms, conditions, restrictions and limitations as it may establish from time to time. Notwithstanding the foregoing, dividends or dividend equivalents may not be paid with respect to any share award subject to the achievement of performance criteria, unless and until the relevant performance criteria have been satisfied. Generally, holders of share units receive dividend equivalents which are subject to vesting in line with the underlying award to which they relate.

Termination of Employment

Except as otherwise provided in a participant’s employment agreement or letter, in the event that the optionholder’s employment is terminated by reason of death, disability, termination by the Company without cause or the participant voluntarily resigns, the right to exercise such option terminates on the date that is 90 days from the participant’s termination (but in no event beyond the Original Term). Any options or share units that are unvested and do not vest on the termination date are cancelled and forfeited.

In the event that the optionholder’s employment is terminated by the Company without cause within one year following a change of control, all unvested options will vest on such termination and the optionholder will have one year following such a termination to exercise the option (but in no event beyond the Original Term). In the case of a holder of share units whose employment is terminated by the Company within one year following a change of control, a number of the holder’s share units will vest on such termination equal to the number of share units granted multiplied by a fraction, the numerator of which is the number of completed months between the date of grant and the date of termination and the denominator of which is thirty-six (36). Any remaining unvested share units which do not vest on the termination date will be cancelled and forfeited on the date of termination.

In the event that the optionholder’s employment is terminated by the Company for cause prior to the exercise of the option, the option shall terminate and expire as of the date of termination of the employment. In the case of a holder of share units whose employment is terminated by the Company for cause, all of the holder’s share units shall terminate as of the date of termination of the employment.

Nontransferability

Awards granted under the 2011 Plan, and during any period of restriction on transferability, Common Shares issued in connection with the exercise of an option, may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying such award have been issued, and all restrictions applicable to such shares have lapsed or have been waived by the Talent and Compensation Committee. Notwithstanding the foregoing, the Talent and Compensation Committee may, in its sole discretion, permit (on such terms, conditions and limitations as it may establish) nonqualified stock options and/or shares issued in connection with an option exercise to be transferred to a member of a participant’s immediate family or to a trust or similar vehicle for the benefit of a participant’s immediate family members.

Amendment and Termination

The 2011 Plan and any award may be amended, suspended or terminated at any time by the Board, provided that no amendment shall be made without shareholder approval if such shareholder approval is required in order to comply with applicable law or the rules of the NYSE, the rules of the Toronto Stock Exchange (“TSX”), or any other securities exchange on which the Common Shares are traded or quoted. Under the 2011 Plan, the Company shall obtain shareholder approval for: (i) a reduction in the exercise price or purchase price of an award (or the cancellation and re-grant of an award resulting in a lower exercise price or purchase price), except where the reduction is made to reflect a chance in the Company’s capital structure, including as a result of a capital structure adjustment; (ii) the extension of the Original Term of an option; (iii) any amendment to remove or to exceed the participation limits described above; (iv) an increase to the maximum number of Common Shares issuable under the 2011 Plan (other than adjustments made to reflect a change in the Company’s capital structure, including as a result of a capital structure adjustment); (v) amendments to the amendment provision of the 2011 Plan other than amendments of a clerical nature; and (vi) any amendment that permits awards to be transferable or assignable other than for normal estate settlement purposes or for other purposes not involving the receipt of monetary consideration.

Without shareholder approval, the Board has the discretion to make certain amendments to the 2011 Plan, including: (i) amend the vesting provisions of an award, (ii) amend the payment provisions of an award, (iii) cancel or modify outstanding awards, (iv) waive any restrictions imposed with respect to awards or the Common Shares issued pursuant to awards, (v) make amendments to the 2011 Plan to ensure compliance with applicable securities and tax law as well as the TSX and NYSE rules, (vi) make any amendment of a clerical nature as well as any amendment clarifying any provision of the 2011 Plan, (vii) make any adjustment to reflect a change in the Company’s capital structure, including as a result of capital structure adjustments, and (viii) suspend or terminate the 2011 Plan.

Except for adjustments to awards made in connection with a change of control of the Company, no termination, suspension or amendment of the 2011 Plan or any award shall adversely affect the right of any participant with respect to any award theretofore granted, as determined by the Talent and Compensation Committee, without such participant’s written consent.

No amendments were made to the 2011 Plan in 2013.

2007 Equity Compensation Plan

The Company’s 2007 Equity Compensation Plan (the “2007 Plan”) was adopted and approved by the Board and the shareholders of the Company effective as of May 16, 2007. The Company ceased granting new awards under the 2007 Plan upon the approval of the 2011 Omnibus Incentive Plan in 2011.

Awards Under The 2007 Plan

Awards under the 2007 Plan may be granted as options and RSUs.

Eligibility

Persons eligible to receive awards are employees and Directors, as well as “consultants” (as defined in National Instrument 45-106 — Prospectus and Registration Exemptions of the Canadian securities administrators) of the Company and its subsidiaries and affiliates.

Participation Limits

Under the current terms of the 2007 Plan:

(a) the number of Common Shares reserved for “insiders” (as defined in the TSX Company Manual) issuable, at any time, under the 2007 Plan and under any other security-based compensation arrangements, will not exceed 10% of issued and outstanding Common Shares;

(b) the number of Common Shares issued to such insiders, within any one-year period, under the 2007 Plan and under any other security-based compensation arrangements, will not exceed 10% of issued and outstanding Common Shares;

(c) the total number of options and RSUs in aggregate granted pursuant to the 2007 Plan to any one participant during any calendar year must not exceed 20% of the total number of options and RSUs in aggregate granted pursuant to the Plan during such calendar year;

(d) the number of Common Shares to be issued under the 2007 Plan to any one participant during each calendar year during the term of the 2007 Plan shall not exceed the lesser of (i) 5% of the issued and outstanding Common Shares or (ii) 7,987,450 Common Shares;

(e) the number of Common Shares reserved for issuance and issued pursuant to the 2007 Plan to any one participant at any time must not exceed 25% of the total number of Common Shares that may be issued from treasury under the Plan; and

(f) the maximum number of Common Shares issuable in respect of RSUs, that are subject to performance goals, during any calendar year, to any one participant, shall be 300,000 Common Shares (subject to any decrease pursuant to adjustments made in connection with a change in the Company’s capital structure, or an amalgamation, combination, merger or other reorganization involving the Company); provided, however, that if the performance period is less than three consecutive fiscal years, such maximum number of Common Shares above shall be determined by multiplying 300,000 by a fraction, the numerator of which is the number of days in the performance period and denominator of which is 1095.

Expiration of Options

The 2007 Plan provides for a maximum option term of 5 years. Options currently outstanding under the 2007 Plan generally expire on the fifth anniversary of the date of grant. However, if the term of an option expires during a Company blackout period applicable to the participant which prohibits the participant from trading in Company securities, the term of such option shall be extended until the tenth Business Day following the end of the Company blackout period.

Exercise Price of Options

The exercise price per share for each option or SAR is not less than 100% of the volume weighted average trading price of the Common Shares for the five trading days immediately preceding the date of grant.

Vesting

Awards under the 2007 Plan are subject to such vesting provisions as the Talent and Compensation Committee may determine. Options generally vest in equal installments over a period of three or four years following the date of grant. Restricted share units generally vest 100% on the third anniversary of the date of grant. Vesting of RSUs also may be subject to the attainment of specified performance goals.

Dividend Equivalents

RSUs earn dividend equivalents in the form of additional RSUs. Dividend equivalents vest in line with the underlying award to which they relate.

Termination of Employment or Service

Options granted under the Plan to an employee or officer option holder are forfeited upon termination of employment or term of office with the Company, except in certain cases including disability, death, retirement and termination without cause or resignation. Any options held by an option holder that are not exercisable at the date of death, disability, retirement or termination immediately expire and are cancelled on such date. Employee options that are exercisable at the date of death, disability, retirement or termination expire on the earlier of (a) the original term of the option and (b) either (i) 180 days from the date of death, disability or retirement or (ii) 60 days from the date of termination without cause or resignation. Consultant options that are exercisable at the date of death or disability of the consultant or termination of the consulting relationship expire on the earlier of (a) the original term of the option and (b) 60 days from the date of death, disability or termination. Where an employee or officer option holder’s employment or term of office is terminated for cause, or a consultant’s consulting arrangement is terminated for the consultant’s breach of the consulting arrangement, any options held by the option holder, whether or not exercisable at the termination date, immediately expire and are cancelled on such date. Notwithstanding the foregoing provisions, the Board may permit the exercise of any options held in the manner and on the terms as authorized by the Board, including the right for the Board to accelerate the vesting of options, provided that the Board may not authorize the exercise of an option beyond the expiration of the applicable exercise period.

Where an RSU holder’s employment, term of office or consulting arrangement terminates by reason of (a) in the case of an employee or officer RSU holder, voluntary resignation, or termination by the Company or one of its affiliates for cause or (b) in the case of a consultant RSU holder, voluntary termination or termination by the Company or one of its affiliates for breach of the consulting arrangement, then any RSUs that are unvested on the date of such termination or resignation will be forfeited and cancelled on the termination date. Where the

RSU holder’s employment terminates due to death, disability or retirement or termination without cause, or a consultant RSU holder’s consulting arrangement is terminated by the Company or one of its affiliates other than as a result of a breach, then a pro rata portion of the holder’s RSUs will vest, based on the number of days of active service from the grant date to the date of death, disability, retirement or termination compared to the number of days from the grant date to the vesting date, and the remainder are cancelled.

In addition to the foregoing, the 2007 Plan provides that:

(a) if an option holder or RSU holder engages in a business that competes with that of the Company, or any activity that would be considered detrimental to the Company (i) prior to any exercise of an option, all options held by the option holder will terminate and expire; (ii) during the one-year period following the date an option is exercised or becomes vested, the option holder will be required to pay to the Company an amount equal to any gain realized as a result of the exercise of the option; (iii) prior to any vesting of RSUs, all RSUs held by the RSU holder will terminate and be cancelled; or (iv) during the one-year period commencing on the date one or more RSUs vest, the RSU holder will be required to pay to us an amount equal to the market price of the Common Shares and/or the cash amount received by the RSU holder, plus any other gain realized as a result of the vesting of the RSUs, issuance of the Common Shares and/or payment of the cash amount; and

(b) if an option holder or RSU holder has been employed by the Company or one of its affiliates for at least 10 consecutive years, the Plan provides that, provided that the sum of the holder’s age and the years of service with the Company, or its affiliate, equals or exceeds 70, upon the retirement, death, disability or termination (other than in the case of a termination for cause) (i) all of the unvested options held by such holder will immediately vest and become exercisable, (ii) all such vested options shall expire on the earlier of (A) the expiration of the term of such options, and (B) one year following the retirement, death, disability or termination with us, and (iii) all unvested RSUs held by such holder will immediately vest (other than for RSU holders who are subject to U.S. taxation, in which case the Plan provides for special vesting rules).

On a change in control, the Board may, without the consent of any participant, take such steps as are necessary or desirable to cause the conversion or exchange of outstanding options or RSUs into or for cash or options, units, rights or other securities of substantially equivalent value in any entity participating in or resulting from the change in control. Alternatively, the Board may accelerate the vesting of any or all outstanding options or RSUs so that they are exercisable conditional upon or prior to the completion of the change in control.

Nontransferability

No assignment or transfer of options or RSUs, whether voluntary, involuntary, by operation of law or otherwise, vests any interest or right in any assignee or transferee and immediately upon any assignment or transfer, or any attempt to make the same, such options or RSUs will terminate and be of no further force or effect.

Notwithstanding the foregoing, the Talent and Compensation Committee may, in its sole discretion, permit (on such terms, conditions and limitations as it may establish) nonqualified stock options and/or shares issued in connection with an option exercise to be transferred to a member of a participant’s immediate family or to a trust or similar vehicle for the benefit of a participant’s immediate family members.

Amendment and Termination

The Board may, without notice, at any time or from time to time for any purpose whatsoever, amend, suspend, discontinue or terminate this 2007 Plan or any award granted under this 2007 Plan.

No amendment shall be made without shareholder approval if such shareholder approval is required in order to comply with applicable law or the rules of the NYSE, the rules of the TSX, or any other securities exchange on which the Common Shares are traded or quoted. Under the 2007 Plan, the Company shall obtain shareholder approval for any amendment (i) to increase the number of Common Shares reserved for issuance under the 2007 Plan; (ii) that would reduce the exercise price of an option (including a cancellation and reissue of an option constituting a reduction of the exercise price); (iii) to extend the term of an outstanding option beyond the originally scheduled expiry date for that option; (iv) to the eligible participants under the 2007 Plan that would permit the introduction or reintroduction of non-employee directors to participate under the 2007 Plan on a discretionary basis; (v) that would alter the transferability or assignability of options or RSUs; and (vi) to provide for other types of compensation through equity issuance, in each case unless the change results from an adjustment made in connection with a change in the Company’s capital structure, or an amalgamation, combination, merger or other reorganization involving the Company.

Without shareholder approval, the Board has the discretion to make certain amendments to the 2007 Plan, including: (i) amend the vesting provisions of an award, (ii) amend the payment provisions of an award, (iii) cancel or modify outstanding awards, (iv) waive any restrictions imposed with respect to awards or the Common Shares issued pursuant to awards, (v) make amendments to the 2007 Plan to ensure compliance with applicable securities and tax law as well as the TSX and NYSE rules, (vi) make any amendment of a clerical nature, as well as any amendment clarifying any provision of the 2007 Plan, (vii) make any adjustment to reflect a change in the Company’s capital structure, including as a result of capital structure adjustments, and (viii) suspend or terminate the 2007 Plan.

Except for adjustments to awards made in connection with a change of control of the Company, no termination, suspension or amendment of the 2007 Plan or any award shall adversely affect the right of any participant with respect to any award theretofore granted, as determined by the Talent and Compensation Committee, without such participant’s written consent.

No amendments were made to the 2007 Plan in 2013.

Option and RSU Plans

As of March 31, 2014, 7,225,996 Common Shares (2.17% of the issued and outstanding Common Shares) had been issued upon the exercise of options granted under the 2003 Plan and 165,080 (less than 1% of the issued and outstanding Common Shares) had been issued in connection with the vesting of RSUs granted under the 2003 Plan. As of March 31, 2014, a total of 5,325,639 Common Shares (1.60% of the issued and outstanding Common Shares) remained reserved for issuance under the 2003 Plan, representing (i) 5,267,897 Common Shares (1.58% of the issued and outstanding Common Shares) issuable in respect of options and (ii) 57,742 (less than 1% of the issued and outstanding Common Shares) issuable in respect of RSUs granted and which remain outstanding under such plan. As of March 31, 2014, 64,827 (less than 1% of the issued and outstanding Common Shares) had been issued upon the exercise of options granted under the Valeant 2006 Plan and 2,704,062 (less than 1% of the issued and outstanding Common Shares) had been issued in connection with the vesting of RSUs granted under the 2007 Plan. As of March 31, 2014, a total of 2,191,093 Common Shares (less than 1% of the issued and outstanding Common Shares) remained reserved for issuance under the Valeant 2006 Plan, representing (i) 9,269 Common Shares (less than 1% of the issued and outstanding Common Shares) issuable in respect of options and (ii) 2,181,824 (less than 1% of the issued and outstanding Common Shares) issuable in respect of RSUs granted and which remain outstanding under such plan.

As of March 31, 2014, 3,788,562 Common Shares (1.14% of the issued and outstanding Common Shares) had been issued upon the exercise of options granted under the 2007 Plan and 3,535,823 (1.06% of the issued and outstanding Common Shares) had been issued in connection with the vesting of RSUs granted under the 2007 Plan. As of March 31, 2014, a total of 1,107,692 Common Shares (less than 1% of the issued and outstanding Common Shares) remained reserved for issuance under the 2007 Plan, representing (i) 558,778 Common Shares (less than 1% of the issued and outstanding Common Shares) issuable in respect of options and (ii) 548,914 (less than 1% of the issued and outstanding Common Shares) issuable in respect of RSUs granted and which remain outstanding under such plan. The Company ceased granting new awards under the 2007 Plan upon the approval of the 2011 in 2011.

As of March 31, 2014, 84,640 Common Shares (less than 1% of the issued and outstanding Common Shares) had been issued upon the exercise of options granted under the 2011 Plan and 999,269 (less than 1% of the issued and outstanding Common Shares) had been issued in connection with the vesting of RSUs granted under the 2011 Plan. As of March 31, 2014, a total of 5,516,023 Common Shares (1.65% of the issued and outstanding Common Shares) remained reserved for issuance under the 2011 Plan, representing (i) 2,587,625 Common Shares (less than 1% of the issued and outstanding Common Shares) issuable in respect of options and (ii) 2,928,398 (less than 1% of the issued and outstanding Common Shares) issuable in respect of RSUs granted and which remain outstanding under such plan.

AUDIT COMMITTEE REPORT

The Report of the Audit and Risk Committee of the Board shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit and Risk Committee, comprised of independent Directors, is delegated by the Board to monitor the integrity of our financial statements, the auditors’ qualifications and independence, the performance of the auditors and our internal auditors, and the Company’s compliance with legal and regulatory requirements.

Management has primary responsibility for our financial statements and the overall reporting process as well as establishing and maintaining our internal controls. PricewaterhouseCoopers LLP, our auditors for fiscal year ended December 31, 2013, had the responsibility for expressing an opinion as to whether the audited financial statements have been prepared in accordance with generally accepted accounting principles in the United States in all material respects and on the effectiveness of our internal controls over financial reporting.

The Audit and Risk Committee met with management and the auditors to review and discuss the audited financial statements for the year ended December 31, 2013, as well as management’s assessment of the effectiveness of our internal controls over financial reporting and the auditor’s assessment of our internal controls over financial reporting. The auditors, as well as the internal auditors, had full access to the Audit and Risk Committee, including regular meetings without management present.

The Audit and Risk Committee received from and discussed with the auditors the written report and the letter from the auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the auditor’s communications with the Audit and Risk Committee concerning independence and has discussed with the auditor the auditor’s independence. Additionally, the committee discussed with the auditors the matters required by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board.

The Audit and Risk Committee acts only in an oversight capacity and must rely on the information provided to it and on the representations made by management and the auditors. Based on the aforementioned reviews and discussions, and the report of the auditors, the Audit and Risk Committee recommended to the Board that the audited financial statements for the year ended December 31, 2013, be included in the Company’s Annual Report filed with the SEC.

Audit and Risk Committee

Norma A. Provencio, Chairperson

Theo Melas-Kyriazi

Katharine B. Stevenson

CERTAIN TRANSACTIONS

Certain Related-Party Transactions

As described above, the Board has adopted a code of business conduct and ethics for our Directors, officers and employees entitled the Standards of Business Conduct that sets out the Board’s expectations for the conduct of such persons in their dealings on behalf of the Company. Our conflict of interest policy is set forth in our Standards of Business Conduct and requires that Directors, officers and employees avoid situations in which they have a potential or actual conflict of interest with the Company. Directors, officers or employees involved in any of the types of relationships described in our conflict of interest policy are required to immediately and fully disclose the relevant circumstances to their immediate supervisors, in the case of officers or employees, or to the Audit and Risk Committee, in the case of Directors. The Audit and Risk Committee reviews transactions or proposed transactions in which an executive officer has an interest that conflicts with the Company’s interests and makes recommendations to the Board regarding any such transaction. The Audit and Risk Committee also conducts such reviews in cases where the conflict, or potential conflict, involves a member of the Board. Our conflict of interest policy states that the following are types of outside activities that can create conflicts:

•

Ownership by a Director or employee or any member of the Director’s or employee’s family of a substantial interest in any concern that does business with the Company, whether as a supplier, dealer or customer, or are a competitor (except in the case of a publicly owned corporation whose securities are traded on the open market).

•

Serving as a director, officer, employee, consultant, advisor, or in any other capacity for any business or other organization with which the Company currently (or potentially) has a business relationship or which is, or can expect to become, a competitor of the Company.

•

Engaging in an outside activity with an individual, business or organization which currently (or potentially) has a competitive or business relationship with the Company where such activity is likely to decrease the impartiality, judgment, effectiveness or productivity expected from an employee.

•	Performance by a Director or employee or a member of the Director’s or employee’s family of services for any outside concern or individual that does business with the Company.

•	Outside employment which conflicts or might be reasonably expected to conflict with the normal duties of the Director or employee.

Since January 1, 2013, the Company was involved in the following related-party transactions each of which has been approved or ratified by the Audit and Risk Committee:

J. Michael Pearson’s brother-in-law, Robert Brabandt, Director of Corporate Procurement/ Real Estate, has been employed by the Company since September 2010. In 2013, Mr. Brabandt received $310,831 which included his salary, bonus and life insurance.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board is committed to excellence in governance. At our 2011 Annual Shareholders Meeting, our Board recommended and shareholders approved, in a non-binding advisory vote, that a non-binding advisory vote on executive compensation be held every year. The Board determined that our shareholders should vote on a say-on-pay proposal every year, consistent with the preference expressed by our shareholders at the 2011 Annual Meeting. Proposal No. 2 provides the Company’s shareholders with an opportunity to provide an advisory vote related to compensation of the Company’s Named Executive Officers.

The Company has a “pay-for-performance” philosophy that forms the foundation of all decisions regarding compensation of the Company’s Named Executive Officers. This compensation philosophy and the program structure approved by the Talent and Compensation Committee are central to the Company’s ability to attract, retain and motivate individuals who can achieve superior shareholder returns. This approach, which has been used consistently over the years, has resulted in the Company’s ability to attract and retain the executive talent necessary to guide the Company during a period of tremendous growth and transformation. Please refer to “Executive Compensation — Compensation Discussion and Analysis — Executive Summary” for an overview of the compensation of the Company’s Named Executive Officers.

Pursuant to Schedule 14A of the Exchange Act, we are asking for shareholder approval, in an advisory resolution, of the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with SEC rules, which disclosure includes the disclosure under “Executive Compensation — Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the executive compensation policies and practices described in this Proxy Statement. This advisory vote gives you as a shareholder the opportunity to endorse or not endorse the compensation of our Named Executive Officers through the following resolution:

Resolved, that the shareholders approve, in an advisory resolution, the compensation paid to the Named Executive Officers, as disclosed in the Compensation Discussion and Analysis section and compensation tables, as well as the other narrative executive compensation disclosures, contained in this Proxy Statement.

This vote is advisory and therefore not binding on the Company, the Talent and Compensation Committee of the Board, or the Board. The Board and the Talent and Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we will consider those shareholders’ concerns, and the Talent and Compensation Committee will evaluate whether any actions are necessary to address those concerns. Shareholders endorsed the design and administration of our executive compensation programs as evidenced by a vote of approval at our 2012 and 2013 annual meeting of shareholders of 95.9% and 97.4%, respectively.

The Board recommends that the shareholders vote FOR Proposal No. 2.

PROPOSAL NO. 3

APPOINTMENT OF AUDITORS

The Audit and Risk Committee recommended to the Board that PwC be put before the shareholders at the Meeting for appointment as our auditors to serve until the close of the 2015 Annual Meeting of Shareholders. The Board has accepted and endorsed this recommendation.

The report of PwC on the consolidated financial statements of the Company for the fiscal year ended December 31, 2013 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the year ended December 31, 2013 and in the subsequent interim period through the date hereof, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with this report, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

Under the BCBCA, at each annual meeting of shareholders, shareholders of a corporation appoint, by a majority of votes cast in respect of that proposal, an auditor to hold office until the close of the next Annual Meeting. Notwithstanding the foregoing, if an auditor is not appointed at a meeting of shareholders, the incumbent auditor continues in office until a successor is appointed. PwC currently serves as auditor of the Company and, therefore, shall continue to serve as the Company’s auditor in the event that this proposal is not adopted by the shareholders.

Representatives of PwC will be present at the Meeting and will have an opportunity to make a statement if desired. Further, the representatives will be available to respond to appropriate shareholder questions directed to him or her.

A simple majority of votes cast at the Meeting, whether in person, or by proxy or otherwise, will be required to appoint PwC. You may either vote “For” the appointment of PwC or “Withhold” your vote with respect to such appointment. If you vote “For” the appointment of PwC, your Common Shares will be voted accordingly. If you select “Withhold” with respect to the appointment of PwC, your vote will not be counted as a vote cast for the purposes of appointing PwC.

As a shareholder of the Company, you are invited to vote with respect to the appointment of PwC as the auditors for the Company to hold office until the close of the 2015 Annual Meeting of Shareholders and to authorize the Board to fix the auditors’ remuneration through the following resolution:

Resolved that the shareholders hereby appoint PwC as auditors for the Company to hold office until the close of the 2015 Annual Meeting of Shareholders and the Board of Directors of the Company is hereby authorized to fix the auditors’ remuneration.

The Board recommends that the shareholders vote FOR Proposal No. 3.

AUDITOR FEES

For fiscal years ended December 31, 2012 and December 31, 2013, PwC was our appointed auditor. Principal Auditor fee includes fees paid to PwC and affiliated PwC network firms through the world. The table below summarizes the fees (expressed in thousands of U.S. dollars) paid by the Company and its consolidated subsidiaries to PwC during 2012 and 2013.

	2012		2013
Audit Fees	$7,794	86%	$13,431	76%
Audit-Related Fees(1)	109	1%	733	4%
Tax Fees(2)	1,178	13%	3,413	19%
All Other Fees	2	*	104	1%

Total	$9,083	100%	$17,681	100%

Notes:

*	Less than one percent.

(1)

Audit-related services are generally related to audits of financial statements prepared for the purposes of the completed disposal of certain foreign entities, employee benefit plan audits and assignments relating to due diligence investigations and procedures.

(2)	Tax services are professional services rendered by our auditors for tax compliance, tax consulting associated with international transfer prices and employee tax services.

Audit Fees

The aggregate fees billed for professional services rendered by PwC for the fiscal years ended December 31, 2012 and December 31, 2013 for the audit of our consolidated annual financial statements and the reviews of the financial statements included in our Forms 10-Q, the audits of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects, or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements in 2012 and 2013, were approximately $7.8 million and $13.4 million, respectively. The increase in fees in 2013 was primarily due to the additional work required for the Bausch + Lomb Transaction, including audit work related to the financing of this transaction.

Audit-Related Fees

The Audit and Risk Committee believes that the provision of the non-audit services referenced above is compatible with maintaining PwC’s independence.

Audit-related services are generally related to audits of financial statements prepared for the purposes of the completed disposal of certain foreign entities, employee benefit plan audits and assignments relating to due diligence investigations and procedures.

The aggregate fees billed for assurance and related services rendered by PwC during the fiscal year ended December 31, 2012 that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not included in “Audit Fees” above were approximately $0.1 million. The aggregate fees billed by PwC during the fiscal year ended December 31, 2013 for these audit-related services were approximately $0.7 million.

Tax Fees

Tax services are professional services rendered by our auditors for tax compliance, tax advice and tax transfer pricing advisory services. The aggregate fees billed for tax services rendered by PwC during the fiscal years ended December 31, 2012 and December 31, 2013 were approximately $1.2 million and $3.4 million, respectively. The increase in fees in 2013 was primarily due to the additional work required as a result of restructuring initiatives undertaken by the Company as a result of its recent acquisitions, including the Bausch + Lomb transaction and the Obagi Medical Products acquisition.

All Other Fees

There were insignificant amounts paid for miscellaneous permissible products and services other than as reported above to PwC during the fiscal years ended December 31, 2012 and December 31, 2013. PwC did not provide any financial information systems design or implementation services to the Company during 2013.

All fees described above were either approved by the Audit and Risk Committee of our Board or incurred in accordance with the pre-approval policy adopted by the Audit and Risk Committee.

Audit and Risk Committee’s Pre-Approval of Non-Audit Services

The Audit and Risk Committee chooses and appoints (through nomination to the Company’s shareholders) the Company’s auditors to audit our financial statements. The Audit and Risk Committee pre-approves non-audit services that may be provided to the Company and its subsidiaries by its auditors. The Audit and Risk Committee is not permitted to approve any engagement of the Company’s auditors if the services to be performed either fall into a category of services that are not permitted by applicable law or the services would be inconsistent with maintaining the auditors’ independence.

PROPOSAL NO. 4

APPROVAL OF THE COMPANY’S 2014 OMNIBUS INCENTIVE PLAN

On April 7, 2014, our Board approved, subject to shareholder approval at the Annual Meeting, a new incentive plan, the Valeant Pharmaceuticals International, Inc. 2014 Omnibus Incentive Plan (the “2014 Plan”).

The purposes of the 2014 Plan are to align the long-term financial interests of employees, members of the Board, consultants, agents and other service providers of the Company (including those that have been providing services to the Company for less than 12 months) with those of the Company’s shareholders, to attract and retain those individuals by providing compensation opportunities that are competitive with other companies and provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company and its subsidiaries. As of the filing of this Proxy Statement, the number of persons eligible to participate in the 2014 Plan is approximately 17,300.

The 2014 Plan is intended to permit the grant of performance-based compensation within the meaning of Section 162(m) of the U.S. Internal Revenue Code of 1986 (the “Code”), which generally limits the annual deduction that the Company may take for compensation of its covered officers, which consist of its CEO and three other most highly compensated executive officers (other than its Chief Financial Officer (“CFO”)) who are serving at the end of the year. Under Section 162(m), certain compensation, including compensation based on the attainment of performance goals, will not be subject to this limitation if certain requirements are met. Among these requirements is a requirement that the material terms pursuant to which the performance-based compensation is to be paid be disclosed to and approved by the shareholders. Accordingly, if the 2014 Plan is approved by shareholders and the other conditions of Section 162(m) relating to performance-based compensation are satisfied, qualified performance-based compensation paid to covered officers pursuant to the 2014 Plan will not fail to be deductible due to the operation of Section 162(m).

Eighteen million shares are being requested in connection with the request for approval of the 2014 Plan. In addition, the Company intends to transfer shares available under the 2011 Plan and make all future grants under the 2014 Plan, as the successor to the 2011 Plan. The 2014 Plan is being adopted to give the Company increased flexibility to make equity grants in line with the Company’s pay-for-performance philosophy.

The following is a summary of the 2014 Plan and is qualified in its entirety by the full text of the 2014 Plan, a copy of which is included as Exhibit B to this Proxy Statement.

Summary of Plan Terms

Shares Subject to the 2014 Plan

The maximum number of Common Shares that may be issued to participants pursuant to awards (all of which may be granted as incentive stock options, discussed below) will be equal to 18 million shares, plus the number of shares under the 2011 Plan reserved but unissued and not underlying outstanding awards (which, as of March 31, 2014, was 243,702) and the number of shares becoming available for reuse after awards are terminated, forfeited, cancelled, exchanged or surrendered under the 2011 Plan and the 2007 Plan following the adoption of the 2014 Plan. In determining the number of common shares to be reserved for issuance under the 2014 Plan, the Company’s management and Compensation Committee evaluated the historic share usage and burn rate under the 2011 Plan and the existing terms of outstanding awards under the 2011 Plan, as discussed in “Historical Annual Plan Usage” below.

The number of Common Shares authorized for grant under the 2014 Plan is subject to adjustment, as described below. In addition, (i) the number of Common Shares issuable to insiders of the Company, at any time, under all security-based compensation arrangements of the Company, cannot exceed 10% of issued and outstanding Common Shares of the Company; (ii) the number of Common Shares issued to insiders of the Company, within any one year period, under all security-based compensation arrangements of the Company, cannot exceed 10% of issued and outstanding securities, and (iii) the aggregate number of Common Shares that may be granted to any Covered Employee during a calendar year in the form of options, share appreciation rights, and/or share awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall not exceed the number of Shares initially authorized for grant, as described above.

If any shares subject to an award are forfeited, canceled, exchanged or surrendered, or if an award terminates or expires without a distribution of Common Shares to the participant, the shares with respect to the award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for awards under the 2014 Plan; however, the shares surrendered or withheld as payment of either the exercise price of an option (including shares otherwise underlying an award of a SAR that are retained by the Company to account for the exercise price of the SAR) and/or withholding taxes in respect of an award will no longer be available for awards under the 2014 Plan. The maximum number of Common Shares available for awards under the 2014 Plan shall not be affected by the payment of cash dividends on outstanding awards, the payment of share-denominated awards that must be settled in cash, the granting of cash awards, or, in connection with a transaction with another entity, the granting of awards to individuals who previously received awards from the other entity and are receiving awards under the 2014 Plan as a result of such transaction.

Administration of the 2014 Plan

Except as otherwise required by law, the 2014 Plan will be administered by our Compensation Committee. To the extent required for employees subject to Section 162(m) of the Code, the Compensation Committee will consist of two or more individuals, each of whom, unless otherwise determined by our Board, is an “outside director” to comply with the applicable requirements of Section 162(m) of the Code and Section 16 of the U.S. Securities Act of 1934.

The Compensation Committee will determine which employees, consultants, Directors, members of our sales force and other individuals are eligible to receive awards under the 2014 Plan. In addition, the Compensation Committee will interpret the 2014 Plan and may adopt any administrative rules, regulations, procedures and guidelines governing the 2014 Plan or any awards granted under the 2014 Plan as it deems to be appropriate.

Types of Awards

The following types of awards may be made under the 2014 Plan. All of the awards described below are subject to the conditions, limitations, restrictions, exercise price, vesting and forfeiture provisions determined by the Compensation Committee, in its sole discretion, subject to such limitations as are provided in the 2014 Plan. In addition, subject to the limitations provided in the 2014 Plan and in accordance with applicable law, the Compensation Committee may accelerate or defer the vesting or payment of awards, cancel or modify outstanding awards, and waive any conditions or restrictions imposed with respect to awards or the Common Shares issued pursuant to awards.

Non-qualified Stock Options

An award of a non-qualified stock option grants a participant the right to purchase a certain number of Common Shares during a specified term in the future, after a vesting period, at an exercise price equal to at least 100% of the Market Price (as defined below) of our Common Shares on the grant date. The “Market Price” of Common Shares as of a particular date shall generally mean the closing price per Common Share on the national securities exchange on which the Common Shares are principally traded, for the last preceding date on which there was a sale of such Common Shares on such exchange (subject to certain exceptions set forth in 2014 Plan in the event that the Company is no longer traded on a national securities exchange). Unless otherwise determined by the Compensation Committee, Directors shall generally not be eligible to receive options. The term of a non-qualified stock option may not exceed ten years from the date of grant. The exercise price may be paid with cash, Common Shares already owned by the participant, or with the proceeds from a sale of the shares subject to the option. The Compensation Committee may also provide that an option may be “net exercised”, meaning that the participant would receive the Common Shares underlying the options exercised less such number of Common Shares equivalent in value to the exercise price and withholding taxes resulting from the exercise of the options. A non-qualified stock option is an option that does not meet the qualifications of an incentive stock option as described below.

Incentive Stock Options

An incentive stock option is a stock option that meets the requirements of Section 422 of the Code, which include an exercise price of no less than 100% of Market Price on the grant date, a term of no more than ten years, and that the option be granted from a plan that has been approved by shareholders. Notwithstanding the foregoing, if granted to a participant who owns shares representing more than 10% of the voting power of all classes of shares of the Company, its parent or one of its subsidiaries, an incentive stock option must have a term of not more than five years and have an exercise price which is at least 110% of the Market Price. In addition, if the aggregate Market Price of the Common Shares (as of the grant date) for which incentive stock options are exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess will be treated as non-qualified stock options.

Share Appreciation Rights

A share appreciation right (“SAR”) entitles the participant to receive an amount equal to the difference between the Market Price of the Company’s Common Shares on the exercise date and the exercise price of the SAR (which may not be less than 100% of the Market Price of a Common Share on the grant date), multiplied by the number of shares subject to the SAR. A SAR may be granted in substitution for a previously granted option, and if so, the exercise price of any such SAR may not be less than 100% of the Market Price of Common Shares as determined at the time the option for which it is being substituted was granted. Payment to a participant upon the exercise of a SAR may be in cash or Common Shares (in which case, the number of Common Shares to be paid will be determined by dividing the amount calculated above by the Market Price of a Common Share at the time of payment). Unless otherwise determined by the Compensation Committee, Directors shall generally not be eligible to receive SARs.

Restricted Shares

A restricted share award is an award of outstanding Common Shares that does not vest until after a specified period of time, or satisfaction of other vesting conditions as determined by the Compensation Committee, and which may be forfeited if conditions to vesting are not met. Participants generally receive dividend payments on the shares subject to their award during the vesting period (unless the awards are subject to performance-vesting criteria) and are also generally entitled to provide voting instructions with respect to the shares underlying their awards.

Deferred Shares

A deferred share award is an unfunded, unsecured promise to deliver Common Shares to the participant in the future, if the participant satisfies the conditions to vesting, as determined by the Compensation Committee. Participants do not have voting rights, but generally receive dividend equivalent payments during the vesting period subject to the same vesting conditions as the underlying award.

Share Units

A share unit is an award denominated in Common Shares that may be settled either in shares or cash, subject to terms and conditions determined by the Compensation Committee. Participants generally receive dividend equivalent payments during the vesting period subject to the same vesting conditions as the underlying award.

Share Payment

Subject to limits in the 2014 Plan, the Compensation Committee may issue unrestricted Common Shares, alone or in tandem with other awards, in such amounts and subject to such terms and conditions as the Compensation Committee determines. A share payment may be granted as, or in payment of, a bonus (including, without limitation, any compensation that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code), or to provide incentives or recognize special achievements or contributions.

Cash Awards

The Compensation Committee may issue awards that are payable in cash, as deemed by the Compensation Committee to be consistent with the purposes of the 2014 Plan. These cash awards will be subject to the terms, conditions, restrictions and limitations determined by the Compensation Committee from time to time. The payment of cash awards may be subject to the achievement of specified performance criteria. The 2014 Plan provides that the maximum amount of a cash award that may be granted during any annual performance period to any employee subject to Section 162(m) of the Code may not exceed $10,000,000.

Performance Criteria

Awards granted under the 2014 Plan may be subject to specified performance criteria. Performance criteria are based on the Company’s attainment of performance measures pre-established by the Compensation Committee, in its sole discretion, based on one or more of the following:

•

revenues, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, cash flow or a combination of any or all of the foregoing;

•	after-tax or pre-tax profits including, without limitation, those attributable to continuing and/or other operations;

•

the level of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company either in absolute terms or as it relates to a profitability ratio including operating income or EBITA;

•	return on capital employed, return on assets, or return on invested capital;

•	after-tax or pre-tax return on shareholders’ equity;

•	economic value added targets based on a cash flow return on investment formula;

•	the market price of the Common Shares;

•	the market capitalization or enterprise value of the Company, either in amount or relative to industry peers;

•	the value of an investment in the Common Shares assuming the reinvestment of dividends;

•	the achievement of operating margin targets or other measures of improving profitability;

•

the filing of one or more new drug application(s) (“NDA”) or one or more new drug submission(s) (“NDS”) or the approval of one or more NDA(s) or one or more NDS(s) by the U.S. Food and Drug Administration or the Canadian Therapeutic Products Directorate, as applicable;

•	the achievement of, or progress toward, a launch of one or more new drug(s);

•	the achievement of research and development milestones;

•

the achievement of other strategic milestones including, without limitation, the achievement of specific synergy capture and cost savings realization relating to integrations and the successful creation or execution of a restructuring plan for a specific business or function;

•	the successful completion of clinical trial phases;

•	licensing or acquiring new products or product platforms;

•	acquisition or divestiture of products or business;

•	the entering into new, or exiting from existing, geographic markets or industry segments; or

•

the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs.

For purposes of the first item above, “extraordinary items” includes all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction, restructuring, or related to a change in accounting principles. Each financial metric above may be on a business unit, geographic segment, total company, or per-share basis, and on a GAAP or non-GAAP adjusted basis.

The performance criteria may be based upon the attainment of specified levels of performance under one or more of the measures described above relative to the performance of other entities. To the extent permitted under Section 162(m) of the Code or to the extent that an award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Compensation Committee, in its sole discretion, may designate additional business criteria on which the performance criteria may be based or adjust, modify or amend the previously mentioned business criteria, including to take into account actions approved by the Board or a committee thereof that affect the achievement of the original performance criteria. Performance criteria may include a threshold level of performance below which no award will be earned, a level of performance at which the target amount of an award will be earned and a level of performance at which the maximum amount of the award will be earned. To the extent permitted under Section 162(m) of the Code, the Compensation Committee shall make appropriate equitable adjustments to the performance criteria in recognition of unusual or non-recurring events affecting us or our financial statements, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles, as applicable.

Deferrals

The Compensation Committee may postpone the exercise of awards, or the issuance or delivery of shares or cash pursuant to any award for such periods and upon such terms and conditions as the Compensation Committee determines. In addition, the Compensation Committee may determine that all or a portion of a payment to a participant, whether in cash and/or shares, will be deferred in order to prevent the Company or any subsidiary from being denied a U.S. federal income tax deduction with respect to an award granted under the 2014 Plan. Notwithstanding this authority, the Compensation Committee will not postpone the exercise or delivery of shares or cash payable in respect of awards constituting deferred compensation under Section 409A of the Code, where such postponement will cause the imposition of additional taxes under Section 409A of the Code. Section 409A of the Code provides rules that govern the manner in which compensation of various types may be deferred and imposes taxes upon compensation that is improperly deferred or accelerated.

Blackout Periods

The 2014 Plan provides that (i) if the expiration of the term of options or SARs awarded under the 2014 Plan occurs during a period self-imposed by the Company during which a participant is prohibited from trading in the Company’s securities (a “Blackout Period”) such term will be extended until the tenth business day after the end of such Blackout Period, and (ii) if share units are to be delivered during a Blackout Period, the shares subject to such share units will be delivered as soon as practicable after the end of such Blackout Period.

Dividends and Dividends Equivalents

The Compensation Committee may provide that share awards shall earn dividends or dividend equivalents, as applicable, subject to such terms, conditions, restrictions and limitations as the Compensation Committee may establish.

Adjustments

The 2014 Plan will provide that the Compensation Committee will make appropriate equitable adjustments to the maximum number of shares available for issuance under the 2014 Plan and other limits stated in the 2014 Plan, the number of shares covered by outstanding awards, and the exercise prices and performance measures applicable to outstanding awards. These changes will be made to reflect changes in our capital structure (including a change in the number of Common Shares outstanding) on account of any share dividend, share split, reverse share split or any similar equity restructuring, or any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization or similar event, or to the extent necessary to prevent the enlargement or diminution of participants’ rights by reason of any such transaction or event or any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to shareholders. These adjustments will be made only to the extent they conform to the requirements of applicable provisions of the Code and other applicable laws and regulations. The Compensation Committee, in its discretion, may decline to adjust an award if it determines that the adjustment would violate applicable law or result in adverse tax consequences to the participant or to the Company. Adjustments described in this paragraph are subject to any applicable regulatory approvals.

Terminations

Unless the applicable award agreement provides otherwise or the Compensation Committee determines otherwise, vesting with respect to an award will cease upon termination of a participant’s employment or service with the Company, and unvested awards shall be forfeited upon such termination. In the case of termination for cause, vested awards shall also be forfeited.

Change of Control

The 2014 Plan will provide that, unless otherwise set forth in a participant’s award agreement or employment agreement, all awards that are assumed or substituted in connection with a Change of Control transaction (as defined below) will become fully vested, exercisable and free of restrictions, and any performance conditions on those awards will be deemed to be achieved if the participant’s employment or service is terminated by the Company without “cause” (as defined in the 2014 Plan) within 12 months following the Change of Control. In addition, the 2014 Plan provides that, unless otherwise set forth in a participant’s award agreement, all awards that are not assumed or substituted in connection with the Change of Control transaction will become fully vested, exercisable and free of restrictions and any performance conditions on those awards will be deemed to be achieved immediately upon the occurrence of the Change of Control transaction.

In addition, in the event of a Change of Control transaction, the Compensation Committee may, in its discretion, (i) provide that each option and each SAR which may, by its terms, only be settled in shares, will, immediately upon the occurrence of a Change in Control, be deemed to have been exercised on a “net exercise” basis, and (ii) may, in its discretion, except as would otherwise result in adverse tax consequences under Section 409A of the Code, provide that each award, other than options and SARs will, immediately upon the occurrence of the Change of Control, be cancelled in exchange for a payment in an amount equal to the excess of the consideration paid per Common Share in the Change of Control over the purchase price (if any) per Common Share subject to the award, multiplied by the number of Common Shares subject to the award.

Assignability

Except in specific circumstances described in the 2014 Plan, awards granted under the 2014 Plan may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying such award have been issued, and all restrictions applicable to such shares have lapsed or have been waived by the Compensation Committee.

Amendment and Termination

The 2014 Plan and any award may be amended, suspended or terminated at any time by the Board, provided that no amendment will be made without shareholder approval if such shareholder approval is required in order to comply with applicable law or the rules of the NYSE, the rules of the Toronto Stock Exchange (“TSX”), or any other securities exchange on which the Common Shares are traded or quoted. For instance, the Board may, without shareholder approval but subject to applicable law and the provisions of the 2014 Plan, (i) amend the vesting provisions of an award or of the 2014 Plan, (ii) amend the payment provisions of an award, (iii) cancel or modify outstanding awards, (iv) waive any restrictions imposed with respect to awards or the Common Shares issued pursuant to awards or of the 2014 Plan, (v) amend the provisions of the 2014 Plan in order to ensure its compliance with applicable securities and tax law as well as the TSX and NYSE rules, (vi) make any amendment of a clerical nature as well as any amendment clarifying any provision of the 2014 Plan, (vii) make any adjustment as described above under the heading “Adjustments”, and (viii) suspend or terminate the 2014 Plan. Except as may be required to comply with applicable tax law, no termination, suspension or amendment of the 2014 Plan may adversely affect the right of any participant with respect to a previously granted award without the participant’s written consent.

The Company will obtain shareholder approval for: (i) subject to the Compensation Committee’s right to make equitable adjustments as mentioned above, a reduction in the exercise price or purchase price of an award (or the cancellation and re-grant of an award resulting in a lower exercise price or purchase price); (ii) the extension of the original term of an option over the maximum period of 10 years described above, except if such term occurs during a Blackout Period as described above; (iii) any amendment to remove or to exceed the participation limits described in the 2014 Plan; (iv) an increase to the maximum number of Common Shares issuable under the 2014 Plan (other than adjustments in accordance with the 2014 Plan); (v) amendments to the amendment and termination section of the 2014 Plan other than amendments of a clerical nature; and (vi) any amendment that permits Awards to be transferable or assignable other than for normal estate settlement purposes or for other purposes not involving the receipt of monetary consideration.

Historical Annual Share Usage

As of March 31, 2014, there were 8,423,569 Common Shares subject to outstanding options and 5,716,878 Common Shares subject to outstanding unit awards under all plans, as well as 243,702 shares available for future grant. In total, the Company had 14,384,149 shares of common stock subject to outstanding equity awards or available for future equity awards under the 2011 Plan and predecessor plans, which represented approximately 4.14% of fully diluted common shares outstanding (or “Overhang Percentage”). The eighteen million new shares proposed to be included in the 2014 Plan share reserve would increase the overhang percentage by an additional 4.72% to approximately 8.86%. The options outstanding as of March 31, 2014 have a weighted average exercise price of $30.23 and a weighted average remaining life of 3.43 years.

The Company’s gross burn rate for the last fiscal year was 1.04% and average gross burn rate for fiscal year 2011 through fiscal year 2013 was 0.89%. Burn rate does not take into account equity awards that have been cancelled or forfeited. Burn rate with respect to each year is calculated by dividing the total number of shares subject to stock options and full value awards (such as restricted stock units) granted during the year (assuming achievement of the maximum performance levels for outstanding performance awards) by the total weighted-average number of common shares outstanding during the period. Using the ISS Proxy Advisory Services methodology for calculating burn rate, which applies a multiplier of two to the Company’s full value awards awarded by the Company, the Company’s three-year average (ISS adjusted) burn rate for equity grants made in fiscal year 2011, 2012 and 2013 was 1.26%, which was less than the allowable burn rate of 5.91% under ISS policy, based on the Company’s industry group.

New 2014 Plan Benefits

The 2014 Plan was designed by the Compensation Committee, as part of a comprehensive compensation strategy to provide long-term broad-based incentives for employees to contribute to the growth of the Company and its subsidiaries.

If approved by the shareholders, participants in the 2014 Plan will be eligible for annual long-term awards which may include performance shares, stock options, restricted stock and share payments (or other awards permitted under the 2014 Plan). The level and types of awards will be fixed by the Compensation Committee in light of the participants’ targeted long-term incentive level. The Compensation Committee may impose additional conditions or restrictions to the vesting of such awards as it deems appropriate, including, but not limited to, the achievement of performance goals based on one or more business criteria.

Awards under the 2014 Plan are made in the discretion of the Compensation Committee and are not determinable at this time, except for the awards set forth below, all of which are subject to the approval of the 2014 Plan at the Meeting. Moreover, the ultimate value of any grants that are made will depend on the value of the underlying Common Shares at the time of settlement, which likewise is not determinable at this time. Please refer to the “Grants of Plan-Based Awards Table” to review equity and equity-based awards made to our Named Executive Officers in 2013.

	2014 Annual Bonus Opportunity
Name	Target($)	Maximum($)	Number of Units (#)	Number of Options (#)
J. Michael Pearson	4,000,000	8,000,000	—	—
Robert R. Chai-Onn	—	—	90,000	180,000
Executive Group (includes 1 individual)	—	—	75,000	—
Non-Executive Director Group	—	—	—	—
Non-Executive Officer Employee Group (includes 1,968 individuals)	—	—	155,033	—

If the 2014 Plan is not approved, the grants of units and options which were awarded subject to shareholder approval of the 2014 Plan will be cancelled, the Company will have no plan to encourage share ownership going forward and the Company will need to make alternate long term incentive compensation arrangements.

U.S. Federal Income Tax Consequences of 2014 Plan Awards

The following is a brief summary of the principal United States federal income tax consequences of transactions under the 2014 Plan, based on current United States federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences, which may be substantially different. In particular, this summary does not address Canadian federal, provincial or territorial income tax consequences, including those applicable to employees resident in or whose employment is exercised in Canada.

Non-Qualified Stock Options

Generally, a participant will not recognize taxable income on the grant or vesting of a non-qualified stock option. Upon the exercise of a non-qualified stock option, a participant will recognize ordinary income in an amount equal to the difference between the Market Price of our Common Shares received on the date of exercise and the option cost (number of shares purchased multiplied by the exercise price per share). The Company will ordinarily be entitled to a deduction on the exercise date equal to the ordinary income recognized by the participant upon exercise.

Incentive Stock Options

No taxable income is recognized by a participant on the grant or vesting of an incentive stock option. If a participant exercises an incentive stock option in accordance with its terms and does not dispose of the shares acquired within two years after the date of the grant of the incentive stock option or within one year after the date of exercise, the participant will be entitled to treat any gain related to the exercise of the incentive stock option as capital gain (instead of ordinary income). In this case, the Company will not be entitled to a deduction by reason of the grant or exercise of the incentive stock option, however the excess of the Market Price over the exercise price of the shares acquired is an item of adjustment in computing alternative minimum tax of the participant. If a participant holds the shares acquired for at least one year from the exercise date and does not sell or otherwise dispose of the shares for at least two years from the grant date, the participant’s gain or loss upon a subsequent sale will be long-term capital gain or loss equal to the difference between the amount realized on the sale and the participant’s basis in the shares acquired. If a participant sells or otherwise disposes of the shares acquired without satisfying the required minimum holding period, such “disqualifying disposition” will give rise to ordinary income equal to the excess of the Market Price of the shares acquired on the exercise date (or, if less, the amount realized upon disqualifying disposition) over the participant’s tax basis in the shares acquired. The Company will ordinarily be entitled to a deduction equal to the amount of the ordinary income resulting from a disqualifying disposition.

Share Appreciation Rights

Generally, a participant will not recognize taxable income upon the grant or vesting of a SAR, but will recognize ordinary income upon the exercise of a SAR in an amount equal to the cash amount received upon exercise (if the SAR is cash-settled) or the difference between the Market Price of our Common Shares received from the exercise of the SAR and the amount, if any, paid by the participant in connection with the exercise of the SAR. The participant will recognize ordinary income upon the exercise of a SAR regardless of whether our Common Shares acquired upon the exercise of the SAR are subject to further restrictions on sale or transferability. The participant’s basis in the shares will be equal to the ordinary income attributable to the exercise and the amount, if any, paid in connection with the exercise of the SAR. The participant’s holding period for shares acquired pursuant to the exercise of a SAR begins on the exercise date. Upon the exercise of a SAR, the Company will ordinarily be entitled to a deduction in the amount of the ordinary income recognized by the participant.

Restricted Shares

A participant generally will not be taxed at the time of a restricted share award but will recognize taxable income when the award vests or otherwise is no longer subject to a substantial risk of forfeiture. The amount of taxable income will be the Market Price of the shares at that time.

Participants may elect to be taxed at the time of grant by making an election under Section 83(b) of the Code within 30 days of the award date. If a restricted share award subject to the Section 83(b) election is subsequently canceled, no deduction will be allowed for the amount previously recognized as income, and no tax previously paid will be refunded. Unless a participant makes a Section 83(b) election, dividends paid to a participant on shares of an unvested restricted share award will be taxable to the participant as ordinary income. If the participant made a Section 83(b) election, the dividends will be taxable to the participant as dividend income.

The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant. Unless a participant has made a Section 83(b) election, the Company will also be entitled to a deduction, for federal income tax purposes, for dividends paid on unvested restricted share awards.

Deferred Shares

A participant will generally not recognize taxable income on a deferred share award until shares subject to the award are distributed. The amount of this ordinary income will be the Market Price of our Common Shares on the date of distribution. Any dividend equivalents paid on unvested deferred share awards are taxable as ordinary income when paid to the participant.

The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant. The Company will also be entitled to a deduction, for federal income tax purposes, on any dividend equivalent payments made to the participant.

Share Units

Awards of share units are treated, for federal income tax purposes, in substantially the same manner as deferred share awards.

Share Awards

A participant will generally recognize taxable income on the grant of unrestricted shares, in an amount equal to the Market Price of the shares on the grant date. The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant.

Cash Awards

A participant will generally recognize taxable income upon the payment of a cash award, in an amount equal to the amount of the cash received. The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant.

Withholding

To the extent required by law, the Company will withhold from any amount paid in settlement of an award amounts of withholding and other taxes due or take other action as the Company deems advisable to enable the Company and the participant to satisfy withholding and tax obligations related to any awards.

As a shareholder of the Company, you are invited to vote with respect to the 2014 Plan through the following resolution:

Resolved that the shareholders approve the 2014 Plan and ratify and approve the grants of 320,033 share units and 180,000 options awarded to 2 executives and 1,968 non-executive employees which were made subject to shareholder approval of the 2014 Plan.

The Board of Directors of the Company recommends that the Shareholders vote FOR Proposal No. 4.

OTHER

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

FOR THE 2015 ANNUAL MEETING OF SHAREHOLDERS

A shareholder who is entitled to vote at the 2015 Annual Meeting of Shareholders may raise a proposal for consideration at such Annual Meeting. We will consider such proposal for inclusion in the proxy materials for the 2015 Annual Meeting of Shareholders only if our Corporate Secretary receives such proposal (at 2150 Saint Elzear Blvd. West, Laval, Quebec, H7L 4A8, Canada, or by facsimile 514-744-6272): (i) submitted pursuant to Rule 14a-8 (“Rule 14a-8”) of the General Rules and Regulations promulgated under the Exchange Act, on or before December 22, 2014, or (ii) submitted pursuant to Division 7 of the BCBCA on or before February 20, 2015. The use of certified mail, return receipt, is advised. In addition, in the event the Company does not receive a shareholder proposal by March 7, 2015, the proxy to be solicited by the Board for the 2015 Annual Meeting of Shareholders will confer discretionary authority on the holders of the proxy to vote the shares if the proposal is presented at the 2015 Annual Meeting of Shareholders without any discussion of the proposal in the proxy materials for that meeting.

If the date of the 2015 Annual Meeting of Shareholders is advanced or delayed more than 30 days from the date of the Annual Meeting, shareholder proposals intended to be included in the proxy statement for the 2015 Annual Meeting of Shareholders must be received by us within a reasonable time before we begin to print and mail the proxy statement, or provide a notice to you with respect to accessing such proxy statement over the Internet, for the 2015 Annual Meeting of Shareholders.

The Company’s articles provide that shareholders seeking to nominate candidates for election as directors must provide timely notice in writing to the Company’s secretary by personal delivery or facsimile transmission at the number shown on the Company’s issuer profile on SEDAR at www.sedar.com. The purpose of this advance notice requirement is to: (i) inform the Company of nominees for election at a shareholder meeting proposed by a shareholder sufficiently in advance of such meeting; (ii) provide an opportunity to inform all shareholders of any potential proxy contest and proposed director nominees sufficiently in advance of the meeting; and (iii) enable the Board to make informed recommendations or present alternatives to shareholders.

To be timely, a shareholder’s notice must be received by the Company: (i) in the case of an annual general meeting, not later than the close of business on the 50th day before the meeting date or, if the first public announcement of the date of such meeting is less than 60 days prior to the meeting date, the close of business on the 10th day following the day on which public announcement of the date of such annual general meeting was first made by the Company; and (ii) in the case of a special meeting called for the purpose of electing directors, not later than the close of business on the 15th day following the day on which public announcement of the date of the special meeting is first made by the Company. The articles also prescribe the proper written form for a shareholder’s notice as well as additional requirements in connection with nominations. Shareholders who failed to comply with the advance notice requirements would not be entitled to make nominations for directors at the annual general or special meeting of shareholders.

COMMUNICATION WITH THE BOARD OF DIRECTORS

Shareholders and other interested parties may contact the Company’s Directors or independent Directors in writing, as a group or individually, by directing their correspondence to the attention of Valeant Investor Relations, Valeant Pharmaceuticals International, Inc., 2150 Saint Elzear Blvd. West, Laval, Quebec, H7L 4A8, Canada. Shareholders and other interested parties may also contact the Company’s Directors by calling the Company’s helpline in the United States and Canada at (800) 461-9330, or internationally at (720) 514-4400 (collect calls accepted). The Corporate Secretary will log incoming information and forward appropriate messages promptly to the Director(s). Communications are distributed to the Board or to any individual Director or Directors as appropriate, depending on the facts and circumstances outlined in the communication.

Certain items that are unrelated to the duties and responsibilities of the Board will not be distributed to the Board, such as mass mailings, product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, material that is inappropriate or unsuitable will be excluded, with the provision that any communication that is excluded must be made available to any non-employee Director upon request.

Communications that include information better addressed by the Audit and Risk Committee will be addressed directly by that Committee.

ANNUAL REPORT AND ADDITIONAL INFORMATION

Our financial information is contained in the Company’s consolidated annual financial statements and related MD&A for the fiscal year ended December 31, 2013. Our Annual Report is available on the Internet at our website at www.valeant.com or on SEDAR at www.sedar.com or through the SEC’s electronic data system called EDGAR at www.sec.gov. To request a printed copy of our Annual Report or consolidated financial statements and related MD&A as of and for the year ended December 31, 2013, which we will provide to you without charge, either write to Valeant Investor Relations at Valeant Pharmaceuticals International, Inc., 2150 Saint Elzear Blvd. West, Laval, Quebec H7L 4A8, Canada, or send an email to Valeant Investor Relations at ir@valeant.com. Neither the Annual Report nor the consolidated financial statements and related MD&A as of and for the year ended December 31, 2013 form part of the material for the solicitation of proxies. Additional information relating to the Company may be found on SEDAR at www.sedar.com or on EDGAR at www.sec.gov.

PROXY SOLICITATION

The costs of providing the ability to vote by telephone and over the Internet, and the costs in preparing and mailing the Proxy Statement and form of Proxy Card will be paid by us. In addition to soliciting proxies by telephone, Internet and mail, employees of the Company may, at our expense, solicit proxies in person, by telephone, telegraph, courier service, advertisement, telecopier or other electronic means. We have retained D.F. King to assist in the solicitation of proxies. We will pay fees to D.F. King not to exceed $7,500, plus reasonable out-of-pocket expenses incurred by them. We will pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for forwarding solicitation material to principals and for obtaining their instructions.

HOUSEHOLDING OF PROXY MATERIALS

Companies and intermediaries (e.g., brokers) are permitted under the SEC’s rules to satisfy the delivery requirements for proxy materials and annual reports with respect to two or more shareholders sharing the same address by delivering a single management proxy circular and proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single management proxy circular and proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate management proxy circular and proxy statement, please notify your broker, or direct your written request to Valeant Pharmaceuticals International, Inc., Attn: Investor Relations, 2150 Saint Elzear Blvd. West, Laval, Quebec H7L 4A8, Canada, phone 514-744-6792. Shareholders who currently receive multiple copies of the Proxy Statement at their address and would like to request “householding” of their communications should contact their broker.

MISCELLANEOUS

If any other matters are properly presented for consideration at the Meeting, including, among other things, consideration of a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendation of the Board, the designated proxyholders intend to vote the shares represented by the Proxies appointing them on such matters in accordance with the recommendation of the Board and the authority to do so is included in the Proxy.

As of the date this Proxy Statement, the Board knows of no other matters which are likely to come before the Meeting.

By Order of the Board of Directors,

J. Michael Pearson

Chairman of the Board and Chief Executive Officer

Laval, Quebec

April 21, 2014

WE WILL MAIL WITHOUT CHARGE UPON WRITTEN REQUEST A COPY OF OUR MOST RECENT ANNUAL REPORT, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO: CORPORATE SECRETARY, VALEANT PHARMACEUTICALS INTERNATIONAL, INC., 2150 SAINT ELZEAR BLVD. WEST, LAVAL, QUEBEC H7L 4A8, CANADA. THE ANNUAL REPORT IS ALSO AVAILABLE FREE OF CHARGE ON THE COMPANY WEBSITE: WWW.VALEANT.COM.

EXHIBIT A

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

BOARD OF DIRECTORS CHARTER

The board of directors (the “Board”) of Valeant Pharmaceuticals International, Inc. (the “Company”) is elected by shareholders and is responsible for the stewardship of the activities and affairs of Valeant. The Board seeks to discharge such responsibility by reviewing, discussing and approving Valeant’s strategic planning and organizational structure and supervising management to oversee that the strategic planning and organizational structure preserve and enhance the business of Valeant and Valeant’s underlying value.

DUTIES OF DIRECTORS

The Board discharges its responsibility for overseeing the management of Valeant’s business by delegating to Valeant’s senior officers the responsibility for day-to-day management of Valeant. The Board discharges its responsibilities both directly and by delegation through its committees, the Audit and Risk Committee, the Nominating and Corporate Governance Committee, the Talent and Compensation Committee and the Finance and Transactions Committee. In addition to these regular committees, the Board may appoint ad hoc committees periodically to address certain issues of a more short-term nature.

The Board’s primary roles are overseeing Valeant’s performance and the quality, depth and continuity of management needed to meet Valeant’s strategic objectives.

Other principal duties, which may be carried out directly or via one or more committees, include, but are not limited to the following categories:

Appointment of Management

1.	The Board is responsible for approving the appointment of the chief executive officer and all other senior management.

2.	In approving the appointment of the chief executive officer and all other senior management, the Board will, to the extent feasible, satisfy itself as to the integrity of these individuals and that they create a culture of integrity throughout Valeant.

3.	The Board from time to time delegates to senior management the authority to enter into certain types of transactions, including financial transactions, subject to specified limits. Investments and other expenditures above the specified limits, and material transactions outside the ordinary course of business are reviewed by and are subject to the prior approval of the Board.

4.	The Board oversees that succession planning programs are in place, including programs to train and develop management.

5.	The Board assesses and revises the Corporation’s executive compensation policy to, among other things, better align management’s interests with those of the shareholders. This includes establishing minimum shareholding requirements for senior management.

Board Organization

6.	The Board will receive recommendations from the Nominating and Corporate Governance Committee, but retains responsibility for managing its own affairs by giving its approval for its composition and size, the selection of the chair of the Board, the selection of the lead director of the Board, if applicable, candidates nominated for election to the Board, committee and committee chair appointments, committee charters and director compensation.

7.	The Board may establish committees of the Board, where required or prudent, and define their mandate. The Board may delegate to Board committees matters it is responsible for, including the approval of compensation of the Board and management, the conduct of performance evaluations and oversight of internal controls systems, but the Board retains its oversight function and ultimate responsibility for these matters and all other delegated responsibilities.

8.	The Board will oversee orientation and education program for new directors and ongoing educational opportunities for continuing directors.

Strategic Planning

9.	The Board has oversight responsibility to participate directly, and through its committees, in reviewing, questioning and approving the mission of Valeant and its objectives and goals.

10.	The Board is responsible for participating in the development of, and reviewing and approving, the business, financial and strategic plans by which it is proposed that Valeant may reach those goals.

Monitoring of Financial Performance and Other Financial Reporting Matters

11.	The Board is responsible for enhancing congruence between shareholder expectations, Company plans and management performance.

12.	The Board is responsible for adopting processes for monitoring Valeant’s progress toward its strategic and operational goals, and to revise and alter its direction to management in light of changing circumstances affecting Valeant.

13.	The Board is responsible for approving the audited financial statements, interim financial statements and the notes and management’s discussion and analysis accompanying such financial statements.

14.	The Board is responsible for reviewing and approving material transactions outside the ordinary course of business and those matters which the Board is required to approve under the articles of incorporation and other governing documents of Valeant, including the payment of dividends, purchase and redemptions of securities, acquisitions and dispositions.

Risk Management

15.	The Board is responsible for overseeing the identification of the principal risks of Valeant’s business and the implementation of appropriate systems to effectively monitor and manage such risks with a view to the long-term viability of Valeant and achieving a proper balance between the risks incurred and the potential return to Valeant’s shareholders.

Policies and Procedures

16.	The Board is responsible for:

(a)	approving and assessing compliance with all significant policies and procedures by which Valeant is operated; and

(b)	approving policies and procedures designed to ensure that Valeant operates at all times within applicable laws and regulations.

17.	The Board is responsible for supporting a corporate culture of integrity and responsible stewardship.

18.	The Board shall enforce its policy respecting confidential treatment of Valeant’s proprietary information and the confidentiality of Board deliberations.

Communications and Reporting

19.	The Board is responsible for:

(a)	overseeing the accurate reporting of the financial performance and condition of Valeant to shareholders, other securityholders and regulators on a timely and regular basis;

(b)	encouraging effective and adequate communication with shareholders, other stakeholders and the public; and

(c)	ensuring the integrity and adequacy of internal controls and management information systems.

Certain Individual Responsibilities of the Members of the Board

20.	Each member of the Board is expected to attend all meetings of the Board, unless adequate notification of absence is provided.

21.	Each member of the Board is expected to have reviewed all materials provided in connection with a meeting in advance of such meeting and be prepared to discuss such materials at the meeting.

REVIEW AND DISCLOSURE

The Board shall review and reassess the adequacy of this Charter for the Board of Directors (the “Charter”) periodically and otherwise as it deems appropriate and amend it accordingly. The performance of the Board shall be evaluated with reference to this Charter.

The Board shall ensure that this Charter is disclosed on the Corporation’s website and that this Charter or a summary of it which has been approved by the Nominating and Corporate Governance Committee is disclosed in accordance with all applicable securities laws or regulatory requirements.

EXHIBIT B

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

2014 OMNIBUS INCENTIVE PLAN

1.	Purpose

The purposes of the Valeant Pharmaceuticals International, Inc. 2014 Omnibus Incentive Plan (the “Plan”) are to (i) align the long-term financial interests of employees, directors, consultants, agents and other service providers of the Company and its Subsidiaries with those of the Company’s shareholders; (ii) attract and retain those individuals by providing compensation opportunities that are competitive with other companies; and (iii) provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company and its Subsidiaries.

2.	Term

(a)	Effective Date. The Plan has been adopted and approved by the Board (defined below) and shall become effective as of April 7, 2014 (the “Effective Date”), subject to the approval of the shareholders of the Company.

(b)	Duration. Subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 17 hereof, the Plan shall remain in effect until the earlier of (i) the date all Common Shares subject to the Plan have been purchased or acquired according to the Plan’s provisions or (ii) the tenth anniversary of the date the Plan becomes effective pursuant to Section 2(a) hereof. No Awards shall be granted under the Plan after such termination date but Awards granted prior to such termination date shall remain outstanding in accordance with their terms.

3.	Definitions

“Award” shall mean an Option, SAR, Share Award or Cash Award granted under the Plan.

“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing an Award.

“Board” shall mean the Board of Directors of the Company.

“Blackout Period” means a period self-imposed by the Company (within the meaning of Section 613(m) of the TSX Company Manual) when the Participant is prohibited from trading in the Company’s securities.

“Business Day” means any day, other than a Saturday, Sunday or statutory or civic holiday, on which banks in Toronto, Ontario are open for business.

“Cash Award” means cash awarded under Section 7(d) of the Plan, including cash awarded as a bonus or upon the attainment of Performance Criteria or otherwise as permitted under the Plan.

“Cause” shall have the meaning set forth in the Participant’s employment agreement with the Company, as in effect on the date an Award is granted; provided that if no such agreement or definition exists, “Cause” shall mean, unless otherwise specified in the Award Agreement: (i) conviction of any felony or indictable offense (other than one related to a vehicular offense) or other criminal act involving fraud; (ii) willful misconduct that results in a material economic detriment to the Company; (iii) material violation of Company policies and directives, which is not cured after written notice and an opportunity for cure; (iv) continued refusal by the Participant to perform the Participant’s duties after written notice identifying the deficiencies and an opportunity for cure; (v) a material violation by the Participant of any material covenants to the Company and (vi) such other actions constituting cause under applicable common law. No action or inaction shall be deemed willful if not demonstrably willful and if taken or not taken by the Participant in good faith and with the understanding that such action or inaction was not adverse to the best interests of the Company. Reference in this definition to the Company shall also include direct and indirect Subsidiaries of the Company, and materiality shall be measured based on the action or inaction and the impact upon the Company taken as a whole.

“Change of Control” shall have the meaning set forth in Section 10.

“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended, including any rules and regulations promulgated thereunder and any successor thereto.

“Committee” shall mean the Board or a committee designated by the Board to administer the Plan. With respect to Awards granted to Covered Employees (or individuals expected to become Covered Employees), such committee shall consist of two or more individuals, each of whom, unless otherwise determined by the Board, is an “outside director” within the meaning of Section 162(m) of the Code and a “nonemployee director” within the meaning of Rule 16b-3 of the Exchange Act.

“Common Shares” shall mean the common shares of the Company, no par value per share.

“Company” shall mean Valeant Pharmaceuticals International, Inc., a Canadian corporation.

“Covered Employee” shall mean a “covered employee,” as such term is defined in Section 162(m)(3) of the Code.

“Deferred Shares” shall mean an Award payable in Common Shares at the end of a specified deferral period that is subject to the terms, conditions and limitations described or referred to in Section 7(c)(iv).

“Disability” shall mean, unless otherwise provided in an Award Agreement, that the Participant is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company; provided, that, if applicable to the Award, “Disability” shall be determined in a manner consistent with Section 409A of the Code.

“Eligible Recipient” shall mean (i) any employee (including any officer) of the Company or any Subsidiary, (ii) any director of the Company or any Subsidiary or (iii) any individual performing services for the Company or a Subsidiary in the capacity of a consultant, agent or otherwise.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

“Good Reason” shall have the meaning set forth in the Participant’s employment agreement with the Company, as in effect on the date an Award is granted; provided that if no such agreement or definition exists, “Good Reason” shall mean, unless otherwise specified in the Award Agreement, the occurrence of any of the events or conditions described in clauses (i) and (ii) immediately below which are not cured by the Company (if susceptible to cure by the Company) within thirty (30) days after the Company has received written notice from the Participant which notice must be provided by the Participant within ninety (90) days of the initial existence of the event or condition constituting Good Reason specifying the particular events or conditions which constitute Good Reason and the specific cure requested by the Participant: (i) any material reduction in the Participant’s duties or responsibilities as in effect immediately prior thereto; provided that diminution of responsibility shall not include any such diminution resulting from a promotion, death or Disability, the termination of the Participant’s employment for Cause, or the Participant’s termination of employment other than for Good Reason; and (ii) any reduction in the Participant’s base salary or target bonus opportunity which is not comparable to reductions in the base salary or target bonus opportunity of other similarly-situated employees at the Company.

“Insider” shall mean a reporting insider, as defined in National Instrument 55-104 — Insider Reporting Requirements and Exemptions of the Canadian Securities Administrators.

“ISO” shall mean an Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

“Market Price” shall mean, with respect to Common Shares, (i) the closing price per Common Share on the national securities exchange on which the Common Shares are principally traded (as of the Effective Date, the New York Stock Exchange) for the last preceding date on which there was a sale of such Common Shares on such exchange, or (ii) if the Common Shares are not then listed on a national securities exchange but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the Common Shares in such over-the-counter market for the last preceding date on which there was a sale of such Common Shares in such market, or (iii) if the Common Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, using any reasonable method of valuation, shall determine. With respect to property other than Common Shares, the Market Price shall mean the fair market value of such other property determined by such methods or procedures as shall be established from time to time by the Committee.

“Nonqualified Stock Option” shall mean an Option that is granted to a Participant that is not designated as an ISO.

“Option” shall mean the right to purchase a specified number of Common Shares at a stated exercise price for a specified period of time subject to the terms, conditions and limitations described or referred to in Section 7(a). The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”

“Original Term” shall have the meaning set forth in Section 7(a).

“Participant” shall mean an Eligible Recipient who has been granted an Award under the Plan.

“Performance Criteria” shall mean performance criteria based on the attainment by the Company or any Subsidiary (or any division or business unit of such entity) of performance measures pre-established by the Committee in its sole discretion, based on one or more of the following:

(i)	revenues, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, cash flow or a combination of any or all of the foregoing;

(ii)	after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations;

(iii)	the level of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company either in absolute terms or as it relates to a profitability ratio including operating income or EBITA;

(iv)	return on capital employed, return on assets, or return on invested capital;

(v)	after-tax or pre-tax return on stockholders’ equity;

(vi)	economic value added targets based on a cash flow return on investment formula;

(vii)	the Market Price of the Common Shares;

(viii)	the market capitalization or enterprise value of the Company, either in amount or relative to industry peers;

(ix)	the value of an investment in the Common Shares assuming the reinvestment of dividends;

(x)	the achievement of operating margin targets or other measures of improving profitability;

(xi)	the filing of one or more new drug application(s) (“NDA”) or one or more new drug submission(s) (“NDS”) or the approval of one or more NDA(s) or one or more NDS(s) by the U.S. Food and Drug Administration or the Canadian Therapeutic Products Directorate, as applicable;

(xii)	the achievement of, or progress toward, a launch of one or more new drug(s);

(xiii)	the achievement of research and development milestones;

(xiv)	the achievement of other strategic milestones including, without limitation, the achievement of specific synergy capture and cost savings realization relating to integrations and the successful creation or execution of a restructuring plan for a specific business or function;

(xv)	the successful completion of clinical trial phases;

(xvi)	licensing or acquiring new products or product platforms;

(xvii)	acquisition or divestiture of products or business;

(xviii)	the entering into new, or exiting from existing, geographic markets or industry segments; or

(xix)	the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs.

For purposes of item (i) above, “extraordinary items” shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or restructuring or related to a change in accounting principles, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board. Each financial metric described in item (i) above may be on a business unit, geographic segment, total company or per-share basis, and on a GAAP or non-GAAP adjusted basis. The Performance Criteria may be based upon the attainment of specified levels of performance under one or more of the measures described above relative to the performance of other entities. To the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for shareholder approval) or to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee in its sole discretion may designate additional business criteria on which the Performance Criteria may be based or adjust, modify or amend the aforementioned business criteria, including to take into account actions approved by the Board or a committee thereof that affect the achievement of the original performance criteria. Performance Criteria may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned. To the extent permitted under Section 162(m) of the Code, the Committee, in its sole discretion, shall make equitable adjustments to the Performance Criteria in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles, as applicable.

“Person” shall have the meaning set forth in Section 14(d)(2) of the Exchange Act.

“Restricted Shares” shall mean an Award of Common Shares that is subject to the terms, conditions, restrictions and limitations described or referred to in Section 7(c)(iii).

“SAR” shall mean a share appreciation right that is subject to the terms, conditions, restrictions and limitations described or referred to in Section 7(b).

“Section 16(a) Officer” shall mean an Eligible Recipient who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

“Separation from Service” shall have the meaning set forth in Section 1.409A-1(h) of the Treasury Regulations.

“Specified Employee” shall have the meaning set forth in Section 409A of the Code and the Treasury Regulations promulgated thereunder.

“Share Award” shall have the meaning set forth in Section 7(c)(i).

“Share Payment” shall mean a share payment that is subject to the terms, conditions, and limitations described or referred to in Section 7(c)(ii).

“Share Unit” shall mean a share unit that is subject to the terms, conditions and limitations described or referred to in Section 7(c)(v).

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in the chain (or such lesser percent as is permitted by Section 1.409A-1(b)(5)(iii)(E) of the Treasury Regulations).

“Transferred Shares” shall have the meaning set forth in Section 6(a).

“Treasury Regulations” shall mean the regulations promulgated under the Code by the United States Internal Revenue Service, as amended.

4.	Administration

(a)	Committee Authority. Subject to applicable law, the Committee shall have full and exclusive power to administer and interpret the Plan, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the Plan and the Awards as it deems appropriate, in its sole discretion, from time to time. The Committee’s authority shall include, but not be limited to, the authority to (i) determine the type of Awards to be granted under the Plan; (ii) select Award recipients and determine the extent of their participation; (iii) determine Performance Criteria no later than such time as required to ensure that an underlying Award which is intended to comply with Section 162(m) of the Code so complies; and (iv) establish all other terms, conditions, and limitations applicable to Awards, Award programs and, if applicable, the Common Shares issued pursuant thereto. The Committee may accelerate or defer the vesting or payment of Awards, cancel or modify outstanding Awards, waive any conditions or restrictions imposed with respect to Awards or the Common Shares issued pursuant to Awards and make any and all other determinations that it deems appropriate with respect to the administration of the Plan, subject to (A) the limitations contained in Sections 4(d) and 17 of the Plan and applicable law with respect to all Participants and (B) the provisions of Section 162(m) of the Code with respect to Covered Employees.

(b)	Administration of the Plan. The administration of the Plan shall be managed by the Committee. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee shall have the power to prescribe and modify the forms of Award Agreement, correct any defect, supply any omission or clarify any inconsistency in the Plan and/or in any Award Agreement and take such actions and make such administrative determinations that the Committee deems appropriate in its sole discretion. Any decision of the Committee in the administration of the Plan, as described herein, shall be final, binding and conclusive on all parties concerned, including the Company, its shareholders and Subsidiaries and all Participants.

(c)	Delegation of Authority. To the extent permitted by applicable law, the Committee may at any time delegate to one or more officers or directors of the Company some or all of its authority over the administration of the Plan, with respect to individuals who are not Section 16(a) Officers or Covered Employees.

(d)	Indemnification. No member of the Committee or any other Person to whom any duty or power relating to the administration or interpretation of the Plan has been delegated shall be personally liable for any action or determination made with respect to the Plan, except for his or her own willful misconduct or as expressly provided by statute. The members of the Committee and its delegates, including any employee with responsibilities relating to the administration of the Plan, shall be entitled to indemnification and reimbursement from the Company, to the extent permitted by applicable law and the by-laws and policies of the Company. To the fullest extent permitted by the law, in the performance of its functions under the Plan, the Committee (and each member of the Committee and its delegates) shall be entitled to rely upon information and advice furnished by the Company’s officers, accountants, counsel and any other party they deem appropriate, and neither the Committee nor any such Person shall be liable for any action taken or not taken in reliance upon any such advice.

5.	Participation

(a)	Eligible Recipients. Subject to applicable law and Section 7 hereof, the Committee shall determine, in its sole discretion, which Eligible Recipients shall be granted Awards under the Plan. Unless otherwise determined by the Committee, members of the Board shall generally not be eligible to receive SARs or Options.

(b)	Participation outside of the United States. In order to facilitate the granting of Awards to Employees who are foreign nationals or who are employed outside of the U.S., the Committee may provide for such special terms and conditions, including, without limitation, substitutes for Awards, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Committee may approve any supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for the purposes of this Section 5(b) without thereby affecting the terms of this Plan as in effect for any other purpose, and the appropriate officer of the Company may certify any such documents as having been approved and adopted pursuant to properly delegated authority; provided, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the intent and purpose of this Plan, as then in effect; and further provided that any such action taken with respect to a Covered Employee shall be taken in compliance with Section 162(m) of the Code and that any such action taken with respect to an Employee who is subject to Section 409A of the Code shall be taken in compliance with Section 409A of the Code.

6.	Available Shares of Common Shares

(a)	Shares Subject to the Plan. Subject to the following provisions of this Section 6, the maximum number of Common Shares that may be issued to Participants pursuant to Awards (all of which may be granted as ISOs) shall be equal to the sum of (i) 18 million shares, (ii) the number of shares under the Company’s 2011 Omnibus Incentive Plan, as amended, reserved but unissued and not subject to outstanding awards (which, as of March 31, 2014, was 243,702 Common Shares) and (iii) the number of shares becoming available for reuse after awards are terminated, forfeited, cancelled, exchanged or surrendered following the Effective Date under the Company’s 2011 Omnibus Incentive Plan and the 2007 Equity Compensation Plan (the “Transferred Shares”). For the avoidance of doubt, the Transferred Shares shall no longer be available under the Company’s 2011 Omnibus Incentive Plan and the 2007 Equity Compensation Plan. Common Shares issued pursuant to Awards granted under the Plan may be shares that have been authorized but unissued, or have been purchased in open market transactions or otherwise.

(b)

Forfeited and Expired Awards. If any shares subject to an Award are forfeited, canceled, exchanged or surrendered, or if an Award terminates or expires without a distribution of Common Shares to the Participant, the shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the

Plan. Notwithstanding the forgoing, the shares surrendered or withheld as payment of either the exercise price of an Option (including shares otherwise underlying an Award of a SAR that are retained by the Company to account for the exercise price of such SAR) and/or withholding taxes in respect of an Award shall no longer be available for Awards under the Plan.

(c)	Other Items Not Included in Allocation. The maximum number of Common Shares that may be issued under the Plan as set forth in Section 6(a) shall not be affected by (i) the payment in cash of dividends or dividend equivalents in connection with outstanding Awards; (ii) the granting or payment of share-denominated Awards that by their terms may be settled only in cash, (iii) the granting of Cash Awards; or (iv) Awards that are granted in connection with a transaction between the Company or a Subsidiary and another entity or business in substitution or exchange for, or conversion adjustment, assumption or replacement of, awards previously granted by such other entity to any individuals who have become Eligible Recipients as a result of such transaction.

(d)	Other Limitations on Shares that May be Granted under the Plan. Subject to Section 6(e), the aggregate number of Common Shares that may be granted to any Covered Employee during a calendar year in the form of Options, SARs, and/or Share Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall not exceed the number of shares initially authorized for grant under Section 6(a). Determinations made under this Section 6(d) with respect to Covered Employees shall be made in a manner consistent with Section 162(m) of the Code. Furthermore, (i) the number of Common Shares issuable to Insiders, at any time, under all security-based compensation arrangements of the Company, cannot exceed 10% of issued and outstanding Common Shares of the Company; (ii) the number of Common Shares issued to Insiders, within any one year period, under all security-based compensation arrangements of the Company, cannot exceed 10% of issued and outstanding securities; and (iii) the number of Common Shares issuable to non-employee members of the Board, at any time, under all security-based compensation arrangements of the Company, cannot exceed 1% of issued and outstanding Common Shares of the Company.

(e)

Adjustments. In the event of any change in the Company’s capital structure, including, but not limited to, a change in the number of Common Shares outstanding, on account of (i) any stock dividend, stock split, reverse stock split or any similar equity restructuring or (ii) any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, or divesture or any other similar event affecting the Company’s capital structure, to reflect such change in the Company’s capital structure, the Committee shall make appropriate equitable adjustments to the maximum number of Common Shares that may be issued under the Plan as set forth in Section 6(a) and to the maximum number of shares that may be granted to any single individual pursuant to Section 6(d) (but, in each case, only to the extent permitted under Section 162(m) of the Code). In the event of any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to shareholders, or any transaction or event described above, to the extent necessary to prevent the enlargement or diminution of the rights of Participants, the Committee shall make appropriate equitable adjustments to the number or kind of shares subject to an outstanding Award, the exercise price applicable to an outstanding Award, and/or any measure of performance that relates to an outstanding Award, including any applicable Performance Criteria. Any adjustment to ISOs under this Section 6(e) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. With respect to Awards subject to Section 409A of the Code, any adjustments under this Section 6(e) shall conform to the requirements of Section 409A of the Code. Furthermore, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments shall be made only to the extent that the Committee determines that such adjustments may be made without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code. Notwithstanding anything set forth herein to the contrary, the Committee may, in its discretion, decline to adjust any Award made to a Participant, if it determines that such adjustment would violate applicable law or result in adverse tax consequences to the Participant or to the Company. If, as a result of any adjustment under this Section 6(e), a Participant would become entitled to a fractional Common Share, the Participant has the right to acquire only the adjusted number of full Common Shares and no payment or other adjustment will be made with respect to the fractional Common Shares so disregarded. Adjustments described under this Section 6(e) are subject to any applicable regulatory approvals.

7.	Awards Under The Plan

Awards under the Plan may be granted as Options, SARs, Share Awards or Cash Awards as described below. Awards may be granted singly, in combination or in tandem as determined by the Committee, in its sole discretion.

(a)	Options. Options granted under the Plan shall be designated as Nonqualified Stock Options or ISOs. Options shall expire after such period, not to exceed a maximum of ten years, as may be determined by the Committee (the “Original Term”). If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires or is otherwise canceled pursuant to its terms. Notwithstanding anything to the contrary in this Section 7(a), if the Original Term of an Option held by a Participant expires during a Blackout Period, the term of such Option shall be extended until the tenth Business Day following the end of the Blackout Period, at which time any unexercised portion of the Option shall expire. Except as otherwise provided in this Section 7(a), Options shall be subject to the terms, conditions, restrictions, and limitations determined by the Committee, in its sole discretion, from time to time.

(i)	Exercise Price. The Committee shall determine the exercise price per share for each Option, which shall not be less than 100% of the Market Price (as of the date of grant) of the Common Shares subject to the Option.

(ii)	Exercise of Options. Upon satisfaction of the applicable conditions relating to vesting and exercisability, as determined by the Committee, and upon provision for the payment in full of the exercise price and applicable taxes due, the Participant shall be entitled to exercise the Option and receive the number of Common Shares issuable in connection with the Option exercise. The Common Shares issued in connection with the Option exercise may be subject to such conditions and restrictions as the Committee may determine, from time to time. The exercise price of an Option and applicable withholding taxes relating to an Option exercise may be paid by methods permitted by the Committee from time to time including, but not limited to, (1) a cash payment; (2) tendering (either actually or by attestation) Common Shares owned by the Participant (for any minimum period of time that the Committee, in its discretion, may specify), valued at the Market Price at the time of exercise; (3) arranging to have the appropriate number of Common Shares issuable upon the exercise of an Option withheld or sold; or (4) any combination of the above. Additionally, the Committee may provide that an Option may be “net exercised,” meaning that upon the exercise of an Option or any portion thereof, the Company shall deliver the number of whole Common Shares equal to (A) the difference between (x) the aggregate Market Price of the Common Shares subject to the Option (or the portion of such Option then being exercised) and (y) the aggregate exercise price for all such Common Shares under the Option (or the portion thereof then being exercised) plus (to the extent it would not give rise to adverse accounting consequences pursuant to applicable accounting principles or to adverse tax consequences to the Participants under Canadian federal, provincial or territorial tax laws) the amount of withholding tax due upon exercise divided by (B) the Market Price of a Common Share on the date of exercise. Any fractional share that would result from such equation shall be canceled.

(iii)	ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Committee from time to time in accordance with the Plan. At the discretion of the Committee, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary.

(1)	ISO Grants to 10% Shareholders. Notwithstanding anything to the contrary in this Section 7(a), if an ISO is granted to a Participant who owns shares representing more than ten percent of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424 (e) of the Code) or a Subsidiary, the term of the Option shall not exceed five years from the time of grant of such Option and the exercise price shall be at least 110 percent of the Market Price (as of the date of grant) of the Common Shares subject to the Option.

(2)	$100,000 Per Year Limitation for ISOs. To the extent the aggregate Market Price (determined as of the date of grant) of the Common Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.

(3)	Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date he or she makes a “disqualifying disposition” of any Common Shares acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Common Shares before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Common Shares by exercising the ISO. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any Common Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such shares.

(b)	Share Appreciation Rights. A SAR represents the right to receive a payment in cash, Common Shares, or a combination thereof, in an amount equal to the product of (1) the excess of the Market Price per Common Share on the date the SAR is exercised over the exercise price per Common Share of such SAR (which exercise price shall be no less than 100% of the Market Price of the Common Shares subject to the SAR as of the date the SAR was granted) and (2) the number of Common Shares subject to the portion of the SAR being exercised. If a SAR is paid in Common Shares, the number of Common Shares to be delivered will equal the amount determined to be payable in accordance with the prior sentence divided by the Market Price of a Common Share at the time of payment. The Committee shall establish the Original Term of a SAR, which shall not exceed a maximum of ten years. Notwithstanding anything to the contrary in this Section 7(b), if the Original Term of a SAR held by the Participant expires during a Blackout Period, the term of such SAR shall be extended until the tenth Business Day following the end of the Blackout Period, at which time any unexercised portion of the SAR shall expire. Except as otherwise provided in this Section 7(b), SARs shall be subject to the terms, conditions, restrictions and limitations determined by the Committee, in its sole discretion, from time to time. A SAR may only be granted to an Eligible Recipient to whom an Option could be granted under the Plan.

(c)	Share Awards.

(i)	Form of Awards. The Committee may grant Awards that are payable in Common Shares or denominated in units equivalent in value to Common Shares or are otherwise based on or related to Common Shares (“Share Awards”), including, but not limited to, Share Payments, Restricted Shares, Deferred Shares, and Share Units. Share Awards shall be subject to such terms, conditions (including, without limitation, service-based and performance-based vesting conditions), restrictions and limitations as the Committee may determine to be applicable to such Share Awards, in its sole discretion, from time to time.

(ii)	Share Payment. If not prohibited by applicable law, the Committee may issue unrestricted Common Shares in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. A Share Payment may be granted as, or in payment of, a bonus (including, without limitation, any compensation that is intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code), or to provide incentives or recognize special achievements or contributions.

(iii)	Restricted Shares. Restricted Shares shall be subject to the terms, conditions, restrictions, and limitations determined by the Committee, in its sole discretion, from time to time. The number of Restricted Shares allocable to an Award under the Plan shall be determined by the Committee in its sole discretion.

(iv)	Deferred Shares. Subject to Code Section 409A to the extent applicable, Deferred Shares shall be subject to the terms, conditions, restrictions and limitations determined by the Committee, in its sole discretion, from time to time. A Participant who receives an Award of Deferred Shares shall be entitled to receive the number of Common Shares allocable to his or her Award, as determined by the Committee in its sole discretion, from time to time, at the end of a specified deferral period determined by the Committee. Awards of Deferred Shares represent only an unfunded, unsecured promise to deliver shares in the future and shall not give Participants any greater rights than those of an unsecured general creditor of the Company.

(v)	Share Units. A Share Unit is an Award denominated in Common Shares that may be settled either in Common Shares or in cash, in the discretion of the Committee, and, subject to Code Section 409A to the extent applicable, shall be subject to such other terms, conditions, restrictions and limitations determined by the Committee from time to time in its sole discretion.

(vi)	Blackout Period. In the event that any Share Unit is scheduled by its terms to be delivered (the “Original Distribution Date”) during a Blackout Period, then, if the Participant is restricted from selling Shares during the Blackout Period, such shares subject to the Share Unit shall not be delivered on such Original Distribution Date and shall instead be delivered as soon as practicable following the expiration of the Blackout Period; provided, however, that in no event shall the delivery of the shares be delayed pursuant to this provision beyond the latest date on which such delivery could be made without violating Code Section 409A.

(d)	Cash Awards. The Committee may grant Awards that are payable to Participants solely in cash, as deemed by the Committee to be consistent with the purposes of the Plan, and, except as otherwise provided in this Section 7(d), such Cash Awards shall be subject to the terms, conditions, restrictions, and limitations determined by the Committee, in its sole discretion, from time to time. Awards granted pursuant to this Section 7(d) may be granted with value and payment contingent upon the achievement of Performance Criteria. The maximum amount that any Covered Employee may receive with respect to a Cash Award granted pursuant to this Section 7(d) in respect of any annual performance period is $10,000,000 and for any other performance period, such amount multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve. Payments earned hereunder may be decreased or, with respect to any Participant who is not a Covered Employee, increased in the sole discretion of the Committee based on such factors as it deems appropriate. No payment shall be made to a Covered Employee under this Section 7(d) prior to the certification by the Committee that the Performance Criteria have been attained. The Committee may establish such other rules applicable to Cash Awards to the extent not inconsistent with Section 162(m) of the Code.

(e)	Unless the applicable Award Agreement provides otherwise or the Committee determines otherwise, vesting with respect to an Award will cease upon termination of a Participant’s employment or service with the Company, and unvested Awards shall be forfeited upon such termination. In the case of termination for Cause, vested Awards shall also be forfeited.

8.	Dividends and Dividend Equivalents

The Committee may, in its sole discretion, provide that Share Awards shall earn dividends or dividend equivalents, as applicable. Such dividends or dividend equivalents may be credited to an account maintained on the books of the Company. Any payment or crediting of dividends or dividend equivalents will be subject to such terms, conditions, restrictions and limitations as the Committee may establish, from time to time, in its sole discretion, including, without limitation, reinvestment in additional Common Shares or common share equivalents; provided, however, if the payment or crediting of dividends or dividend equivalents is in respect of a Share Award that is subject to Code Section 409A, then the payment or crediting of such dividends or dividend equivalents shall conform to the requirements of Code Section 409A and such requirements shall be specified in writing. Notwithstanding the foregoing, dividends or dividend equivalents may not be paid with respect to any Share Award subject to the achievement of Performance Criteria, unless and until the relevant Performance Criteria have been satisfied, and then only to the extent determined by the Committee, as specified in the Award Agreement.

9.	Nontransferability

Awards granted under the Plan, and during any period of restriction on transferability, Common Shares issued in connection with the exercise of an Option or a SAR, may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed or have been waived by the Committee. No Award or interest or right therein shall be subject to the debts, contracts or engagements of a Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, lien, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy and divorce), and any attempted disposition thereof shall be null and void, of no effect, and not binding on the Company in any way. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit (on such terms, conditions and limitations as it may establish) Nonqualified Stock Options and/or shares issued in connection with an Option or a SAR exercise that are subject to restrictions on transferability, to be transferred to a member of a Participant’s immediate family or to a trust or similar vehicle for the benefit of a Participant’s immediate family members. During the lifetime of a Participant, all rights with respect to Awards shall be exercisable only by such Participant or, if applicable pursuant to the preceding sentence, a permitted transferee.

10.	Change of Control

(a)	Unless otherwise determined in an Award Agreement, in the event of a Change of Control:

(i)	With respect to each outstanding Award that is assumed or substituted in connection with a Change of Control, in the event of a termination of a Participant’s employment or service without Cause or by the Participant for Good Reason during the 12-month period following such Change of Control, (i) such Award shall become fully vested and exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be achieved at target performance levels.

(ii)	With respect to each outstanding Award that is not assumed or substituted in connection with a Change of Control, immediately upon the occurrence of the Change of Control, (i) such Award shall become fully vested and exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be achieved at target performance levels.

(iii)	For purposes of this Section 10, an Award shall be considered assumed or substituted for if, following the Change of Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change of Control except that, if the Award related to Common Shares, the Award instead confers the right to receive common shares of the acquiring entity.

(iv)	Notwithstanding any other provision of the Plan, in the event of a Change of Control, the Committee (a) may, in its discretion provide that each Option and each SAR which may, by its terms, only be settled in shares shall, immediately prior to the occurrence of a Change of Control, be deemed to have been exercised on a “net exercise” basis; and (b) may, in its discretion, except as would otherwise result in adverse tax consequences under Code Section 409A, provide that each Award, other than Options and SARs which may, by their terms, only be settled in shares, shall, immediately upon the occurrence of a Change of Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the excess of the consideration paid per Common Share in the Change of Control over the purchase price (if any) per Common Share subject to the Award multiplied by (ii) the number of Common Shares then outstanding under the Award.

(b)	For purposes of this Agreement and, except to the extent as would result in a violation of Code Section 409A, a “Change of Control” shall be deemed to occur if and when the first of the following occurs:

(i)	the acquisition (other than from the Company), by any person (as such term is defined in Section 13(c) or 14(d) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding voting securities;

(ii)	the individuals who, as of the date hereof, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board, unless the election, or nomination for election by the Company’s shareholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, and such new director shall be considered as a member of the Incumbent Board;

(iii)	the closing of an amalgamation or similar business combination (each, an “Amalgamation”) involving the Company if (i) the shareholders of the Company, immediately before such Amalgamation, do not, as a result of such Amalgamation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the entity resulting from such Amalgamation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such Amalgamation or (ii) immediately following the Amalgamation, the individuals who comprised the Board immediately prior thereto do not constitute at least a majority of the board of directors of the entity resulting from such Amalgamation (or, if the entity resulting from such Amalgamation is then a subsidiary, the ultimate parent thereof);

(iv)	a complete liquidation or dissolution of the Company or the closing of an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

(c)	Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the shareholders of the Company in the same proportion as their ownership of shares in the Company immediately prior to such acquisition. In addition, notwithstanding the foregoing, solely to the extent required by Section 409A, a Change of Control shall be deemed to have occurred only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A.

11.	Award Agreements

Each Award under the Plan shall be evidenced by an Award Agreement (as such may be amended from time to time) that sets forth the terms, conditions, restrictions and limitations applicable to the Award, including, but not limited to, the provisions governing vesting, exercisability, payment, forfeiture, and termination of employment, all or some of which may be incorporated by reference into one or more other documents delivered or otherwise made available to a Participant in connection with an Award.

12.	Tax Withholding

Participants shall be solely responsible for any applicable taxes (including, without limitation, income, payroll and excise taxes) and penalties, and any interest that accrues thereon, which they incur in connection with the receipt, vesting or exercise of an Award. The Company and its Subsidiaries shall have the right to require payment of, or may deduct from any payment made under the Plan or otherwise to a Participant, or may permit shares to be tendered or sold, including Common Shares delivered or vested in connection with an Award, in an amount sufficient to cover withholding of any federal, state, provincial, territorial, local, foreign or other governmental taxes or charges required by law or such greater amount of withholding as the Committee shall determine from time to time and to take such other action as may be necessary to satisfy any such withholding obligations. It shall be a condition to the obligation of the Company to issue Common Shares upon the exercise of an Option, or SAR, or upon settlement of a Share Award, that the Participant pay to the Company, on demand, such amount as may be requested by the Company for the purpose of satisfying any tax withholding liability. If the amount is not paid, the Company may refuse to issue shares.

13.	Other Benefit and Compensation Programs

Awards received by Participants under the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan or severance program unless specifically provided for under the plan or program. Unless specifically set forth in an Award Agreement, Awards under the Plan are not intended as payment for compensation that otherwise would have been delivered in cash, and even if so intended, such Awards shall be subject to such vesting requirements and other terms, conditions and restrictions as may be provided in the Award Agreement.

14.	Unfunded Plan

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other Person. To the extent any Participant holds any rights by virtue of an Award granted under the Plan, such rights shall constitute general unsecured liabilities of the Company and shall not confer upon any Participant or any other Person any right, title, or interest in any assets of the Company.

15.	Rights as a Shareholder

Unless the Committee determines otherwise, a Participant shall not have any rights as a shareholder with respect to Common Shares covered by an Award until the date the Participant becomes the holder of record with respect to such shares. No adjustment will be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 8.

16.	Future Rights

No Eligible Recipient shall have any claim or right to be granted an Award under the Plan. There shall be no obligation of uniformity of treatment of Eligible Recipients under the Plan. Further, the Company and its Subsidiaries may adopt other compensation programs, plans or arrangements as deemed appropriate or necessary. The adoption of the Plan, or grant of an Award, shall not confer upon any Eligible Recipient any right to continued employment or service in any particular position or at any particular rate of compensation, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment or service of Eligible Recipients at any time, free from any claim or liability under the Plan.

17.	Amendment and Termination

(a)	The Plan and any Award may be amended, suspended or terminated at any time by the Board, provided that no amendment shall be made without shareholder approval if such shareholder approval is required in order to comply with applicable law or the rules of the New York Stock Exchange, the rules of the Toronto Stock Exchange, or any other securities exchange on which the Common Shares are traded or quoted. Except as otherwise provided in Section 10(a), no termination, suspension or amendment of the Plan or any Award shall adversely affect the right of any Participant with respect to any Award theretofore granted, as determined by the Committee, without such Participant’s written consent.

(b)	Notwithstanding Section 17(a), the Company shall obtain shareholder approval for: (i) subject to Section 6(e), a reduction in the exercise price or purchase price of an Award (or the cancellation and re-grant of an Award resulting in a lower exercise price or purchase price); (ii) the extension of the Original Term of an Option; (iii) any amendment to remove or to exceed the participation limits described in Section 6(d), including but not limited to those applicable to Insiders; (iv) an increase to the maximum number of Common Shares issuable under the Plan pursuant to Section 6(a) (other than adjustments in accordance with Section 6(e)); (v) amendments to this Section 17 other than amendments of a clerical nature; and (vi) any amendment that permits Awards to be transferable or assignable other than for normal estate settlement purposes or for other purposes not involving the receipt of monetary consideration.

18.	Successors and Assigns

The Plan and any applicable Award Agreement shall be binding on all successors and assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

19.	Governing Law

The Plan and all agreements entered into under the Plan shall be governed, construed and administered in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

20.	Interpretation

The Plan is designed and intended, to the extent applicable, to comply with Section 162(m) of the Code, and to provide for grants and other transactions which are exempt under Rule 16b-3, and all provisions hereof shall be construed in a manner to so comply. Awards under the Plan are also intended to comply with Code Section 409A to the extent subject thereto, and the Plan and all Awards shall be interpreted in accordance with Code Section 409A and Treasury Regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of the Plan. Notwithstanding any provision in the Plan to the contrary, no payment or distribution under this Plan that constitutes an item of deferred compensation under Code Section 409A and becomes payable by reason of a Participant’s termination of employment or service with the Company shall be made to such Participant until such Participant’s termination of employment or service constitutes a Separation from Service. For purposes of this Plan, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Code Section 409A. If a participant is a Specified Employee, then to the extent necessary to avoid the imposition of taxes under Code Section 409A, such Participant shall not be entitled to any payments upon a termination of his or her employment or service until the earlier of: (i) the expiration of the six (6)-month period measured from the date of such Participant’s Separation from Service or (ii) the date of such Participant’s death. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section 20 (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to such Participant in a lump sum as soon as practicable, but in no event later than sixty (60) calendar days, following such expired period, and any remaining payments due under this Plan will be paid in accordance with the normal payment dates specified for them herein. Notwithstanding any provision of the Plan to the contrary, in no event shall the Company or any affiliate be liable to a Participant on account of an Award’s failure to (i) qualify for favorable U.S. or foreign tax treatment or (ii) avoid adverse tax treatment under U.S. or foreign law, including, without limitation, Section 409A of the Code.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC. ATTN: ROBERT R. CHAI-ONN 2150 SAINT ELZEAR BLVD. WEST LAVAL, QUEBEC H7L 4A8 CANADA

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, United States. To be effective, your proxy card must be received by Broadridge not later than 11:59 p.m. (Eastern Daylight Time) on May 16, 2014.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (Eastern Daylight Time) on May 16, 2014. Have your proxy card in hand when you access the website and then follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your instructions up until 11:59 p.m. (Eastern Daylight Time) on May 16, 2014. Have your proxy card in hand when you call and then follow the instructions. When voting by telephone, you may not appoint a person as proxyholder other than the nominees specified in this proxy card.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by the Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M58430-Z60108                                         KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4 below.
1. Election of Directors		For	Withhold
	1a. Ronald H. Farmer	☐	☐
	1b. Colleen A. Goggins	☐	☐
	1c. Robert A. Ingram	☐	☐			For	Against	Abstain
	1d. Anders Lönner 1e. Theo Melas-Kyriazi 1f. J. Michael Pearson 1g. Robert N. Power	☐ ☐ ☐ ☐	☐ ☐ ☐ ☐	2.	The approval, in an advisory resolution, of the compensation of our Named Executive Officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Management Proxy Circular and Proxy Statement.	☐	☐	☐
	1h. Norma A. Provencio	☐	☐			For		Withhold
	1i. Howard B. Schiller 1j. Katharine B. Stevenson	☐ ☐	☐ ☐	3.	To appoint PricewaterhouseCoopers LLP as the auditors for the Company to hold office until the close of the 2015 Annual Meeting of Shareholders and to authorize the Company’s Board of Directors to fix the auditors’ remuneration.	☐		☐
						For	Against	Abstain
				4.	To approve the 2014 Omnibus Incentive Plan and ratify and approve the grants of 320,033 share units and 180,000 options which were made subject to the shareholder approval of the 2014 Plan.	☐	☐	☐

Without limiting the general powers hereby conferred, the undersigned hereby directs the proxyholder to vote the Common shares represented by this proxy in the manner set forth above.

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE COMPANY. THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED, WHERE THE SHAREHOLDER HAS GIVEN A CHOICE, AS DIRECTED OR, IF NO DIRECTION IS GIVEN, FOR EACH OF 1, 2, 3 AND 4. THE PERSON OR PERSONS APPOINTED UNDER THIS PROXY ARE CONFERRED WITH DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THOSE MATTERS SPECIFIED IN THIS PROXY AND THE NOTICE OF MEETING AND WITH RESPECT TO ANY OTHER MATTERS WHICH MAY BE PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF WHETHER OR NOT THE AMENDMENT, VARIATION OR OTHER MATTER IS OR IS NOT ROUTINE OR CONTESTED. THIS FORM OF PROXY SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT.

The undersigned hereby revokes any prior proxies.

Signature (PLEASE SIGN WITHIN BOX)	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting of Shareholders and Management Proxy Circular and Proxy Statement

are available at www.proxyvote.com.

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VALEANT PHARMACEUTICALS INTERNATIONAL, INC. INSTRUMENT OF PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, MAY 20, 2014

The undersigned hereby appoints J. Michael Pearson and Robert R. Chai-Onn, or instead of either of the foregoing, as proxyholder of the undersigned, with full power of substitution, to attend, vote and act for and on behalf of the undersigned at the Annual Meeting (the “Meeting”) of the shareholders (the “Shareholders”) of Valeant Pharmaceuticals International, Inc. (the “Company”) to be held on May 20, 2014 at 9:00 a.m. (local time) at 2150 Saint Elzear Blvd. West, Laval, Quebec H7L 4A8, Canada and at any adjournment of the Meeting, and on every ballot that may take place in consequence thereof to the same extent and with the same powers as if the undersigned were personally present at the Meeting, with authority to vote at the proxyholder’s discretion except as otherwise specified on the reverse side.
NOTES:
1.

A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OR COMPANY, WHO NEED NOT BE A SHAREHOLDER, TO ATTEND AND ACT ON ITS, HIS OR HER BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY. THIS RIGHT MAY BE EXERCISED BY INSERTING SUCH OTHER PERSON’S OR COMPANY’S NAME IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE IN THE PARAGRAPH ABOVE OR BY COMPLETING ANOTHER PROPER FORM OF PROXY AND, IN EITHER CASE, BY DELIVERING THE COMPLETED FORM OF PROXY TO THE COMPANY AS INDICATED ON THE REVERSE SIDE.

2.

This form of proxy must be dated and executed by the Shareholder (using exactly the same name in which the shares are registered) or by his or her attorney authorized in writing or, if the Shareholder is a body corporate, by a duly authorized officer or attorney thereof. A copy of any such authorization should accompany this form of proxy. Persons signing as executors, administrators, trustees, etc. should so indicate. If the Common Shares are registered in the name of more than one owner, then all these registered owners should sign this form of proxy. If this form of proxy is not dated, it will be deemed to bear the date on which it was mailed to the Shareholder by the Company.

3.

In order for this form of proxy to be effective, it must be signed and deposited with Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, United States, so that it arrives prior to 11:59 p.m. (Eastern Daylight Time) on May 16, 2014 or, in the case of any adjournment of the Meeting, not less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the rescheduled meeting.